                                                                     EXHIBIT 4.1

================================================================================


                     NOVASTAR MORTGAGE FUNDING CORPORATION,
                                   as Company

                            NOVASTAR MORTGAGE, INC.,
                            as Servicer and as Seller


                           FIRST UNION NATIONAL BANK,
                          as Certificate Administrator


                                       and


                                 CITIBANK, N.A.,
                                   as Trustee


                         POOLING AND SERVICING AGREEMENT

                          Dated as of September 1, 2001



                   ------------------------------------------

                 NovaStar Mortgage Funding Trust, Series 2001-2

       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2


================================================================================

                                TABLE OF CONTENTS
                                -----------------


                                                                                                                Page
                                                                                                                ----

                                                           ARTICLE I

                                                          DEFINITIONS
Section 1.01.     Defined Terms. ..................................................................................1
Section 1.02.     Accounting. .....................................................................................1
Section 1.03.     Allocation of Certain Interest Shortfalls. ......................................................2
Section 1.04.     Calculation of Interest on Certificates. ........................................................2

                                                          ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.     Conveyance of Mortgage Loans and MI Policies ....................................................2
Section 2.02.     Acceptance of Mortgage Loans by Certificate Administrator, on behalf of the Trustee, ............5
Section 2.03.     Repurchase or Substitution of Mortgage Loans by the Seller ......................................7
Section 2.04.     Acknowledgement of Trustee ......................................................................9
Section 2.05.     Representations, Warranties and Covenants of the Servicer .......................................9
Section 2.06.     Representations and Warranties of the Company ..................................................11
Section 2.07.     Issuance of Certificates .......................................................................11
Section 2.08.     Conveyance of the Subsequent Mortgage Loans ....................................................12
Section 2.09.     Miscellaneous REMIC Provisions .................................................................12

                                                         ARTICLE III

                                      ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

Section 3.01.     Servicer to Assure Servicing ...................................................................14
Section 3.02.     Subservicing Agreements Between Servicer and Subservicers ......................................15
Section 3.03.     Successor Subservicers .........................................................................16
Section 3.04.     Liability of the Servicer ......................................................................16
Section 3.05.     Assumption or Termination of Subservicing Agreements by the Certificate Administrator ..........17
Section 3.06.     Collection of Mortgage Loan Payments ...........................................................17
Section 3.07.     Withdrawals from the Collection Account ........................................................20
Section 3.08.     Collection of Taxes, Assessments and Similar Items; Servicing Accounts .........................21
Section 3.09.     Access to Certain Documentation and Information Regarding the Mortgage Loans ...................22
Section 3.10.     [reserved] .....................................................................................22
Section 3.11.     Maintenance of Hazard Insurance and Fidelity Coverage ..........................................22
Section 3.12.     Due-on-Sale Clauses; Assumption Agreements .....................................................24
Section 3.13.     Realization Upon Defaulted Mortgage Loans ......................................................25


Section 3.14.     Certificate Administrator to Cooperate; Release of Mortgage Files ..............................26
Section 3.15.     Servicing Compensation .........................................................................28
Section 3.16.     Annual Statements of Compliance ................................................................28
Section 3.17.     Annual Independent Public Accountants' Servicing Report ........................................28
Section 3.18.     Optional Purchase of Defaulted Mortgage Loans ..................................................29
Section 3.19.     Information Required by the Internal Revenue Service Generally and Reports of Foreclosures
                  and Abandonments of Mortgaged Property .........................................................29
Section 3.20.     Purchase of Converted Mortgage Loans ...........................................................30
Section 3.21.     [Reserved] .....................................................................................30
Section 3.22.     Servicing and Administrating of the MI Policies ................................................30
Section 3.23.     Determination Date Reports .....................................................................31
Section 3.24.     Advances .......................................................................................31
Section 3.25.     Compensating Interest Payments .................................................................32

                                                          ARTICLE IV

                                                         FLOW OF FUNDS

Section 4.01.     Distributions ..................................................................................32
Section 4.02.     Payment Account and Distribution Account .......................................................38
Section 4.03.     Statements .....................................................................................40
Section 4.04.     Supplemental Interest Account ..................................................................42
Section 4.05.     Pre-Funding Account ............................................................................43
Section 4.06.     Interest Coverage Account ......................................................................44
Section 4.07.     Allocation of Realized Losses ..................................................................45

                                                           ARTICLE V

                                                       THE CERTIFICATES

Section 5.01.     The Certificates ...............................................................................46
Section 5.02.     Registration of Transfer and Exchange of Certificates ..........................................47
Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates ..............................................51
Section 5.04.     Persons Deemed Owners ..........................................................................52
Section 5.05.     Appointment of Paying Agent ....................................................................52

                                                          ARTICLE VI

                                                 THE SERVICER AND THE COMPANY

Section 6.01.     Liability of the Servicer and the Company ......................................................53
Section 6.02.     Merger or Consolidation of, or Assumption of the Obligations of, the Servicer or the Company ...53
Section 6.03.     Limitation on Liability of the Servicer and Others .............................................53
Section 6.04.     Servicer Not to Resign .........................................................................54
Section 6.05.     Delegation of Duties ...........................................................................54


Section 6.06.     Servicer to Pay Trustee's, and Certificate Administrator's Fees and Expenses; Indemnification ..55

                                                         ARTICLE VII

                                                           DEFAULT

Section 7.01.     Servicing Default ..............................................................................56
Section 7.02.     Certificate Administrator to Act; Appointment of Successor .....................................58
Section 7.03.     Waiver of Defaults .............................................................................59
Section 7.04.     Notification to Certificateholders .............................................................60
Section 7.05.     Survivability of Servicer Liabilities ..........................................................60

                                                        ARTICLE VIII

                                        THE TRUSTEE AND THE CERTIFICATE ADMINISTRATOR

Section 8.01.     Duties of the Trustee and the Certificate Administrator ........................................60
Section 8.02.     Rights of Trustee and Certificate Administrator ................................................62
Section 8.03.     Individual Rights of Trustee and Certificate Administrator .....................................64
Section 8.04.     Trustee's and Certificate Administrator's Disclaimer ...........................................64
Section 8.05.     Notice of Servicing Default ....................................................................64
Section 8.06.     [Reserved] .....................................................................................64
Section 8.07.     Compensation and Indemnity .....................................................................65
Section 8.08.     Replacement of Trustee or Certificate Administrator ............................................65
Section 8.09.     Successor Trustee or Certificate Administrator by Merger .......................................66
Section 8.10.     Appointment of Co-Trustee or Separate Trustee ..................................................66
Section 8.11.     Eligibility; Disqualification ..................................................................68
Section 8.12.     [Reserved] .....................................................................................68
Section 8.13.     Representations and Warranties .................................................................68
Section 8.14.     Directions to Trustee and Certificate Administrator ............................................69
Section 8.15.     The Agents .....................................................................................69
Section 8.16.     Reports by the Certificate Administrator; Trust Fiscal Year ....................................69

                                                           ARTICLE IX

                                                           [Reserved]

                                                            ARTICLE X

                                                      REMIC ADMINISTRATION

Section 10.01.    REMIC Administration ...........................................................................70
Section 10.02.    Prohibited Transactions and Activities .........................................................72


                                                           ARTICLE XI

                                                          TERMINATION

Section 11.01.    Termination ....................................................................................73
Section 11.02.    Additional Termination Requirements ............................................................74

                                                          ARTICLE XII

                                                   MISCELLANEOUS PROVISIONS

Section 12.01.    Amendment ......................................................................................75
Section 12.02.    Recordation of Agreement; Counterparts .........................................................76
Section 12.03.    Limitation on Rights of Certificateholders .....................................................77
Section 12.04.    Governing Law; Jurisdiction ....................................................................77
Section 12.05.    Notices ........................................................................................78
Section 12.06.    Severability of Provisions .....................................................................79
Section 12.07.    Article and Section References .................................................................79
Section 12.08.    Further Assurances .............................................................................79
Section 12.09.    Benefits of Agreement ..........................................................................80
Section 12.10.    Acts of Certificateholders .....................................................................80


EXHIBITS:

Exhibit A-1 ....................................Form of Class A-1 Certificates
Exhibit A-2 ....................................Form of Class A-2 Certificates
Exhibit A-3 ....................................Form of Class A-3 Certificates
Exhibit A-4 ....................................Form of Class M-1 Certificates
Exhibit A-5 ....................................Form of Class M-2 Certificates
Exhibit A-6 ....................................Form of Class M-3 Certificates
Exhibit A-7 ....................................Form of Class AIO Certificates
Exhibit A-8 ......................................Form of Class O Certificates
Exhibit A-9 ......................................Form of Class P Certificates
Exhibit A-10 ....................................Form of Class RL Certificates
Exhibit A-11 ....................................Form of Class RU Certificates
Exhibit B ..............................................Mortgage Loan Schedule
Exhibit C .............................................Form of Addition Notice
Exhibit D ..............................Form of Subsequent Transfer Instrument
Exhibit E .................................................Request for Release
Exhibit F-1 ...........................Form of Trustee's Initial Certification
Exhibit F-2 .............................Form of Trustee's Final Certification
Exhibit G ...........................................Form of Investment Letter
Exhibit H .....................Form of Residual Certificate Transfer Affidavit



APPENDIX A                 Definitions

     This Pooling and Servicing Agreement is dated as of September 1, 2001 (the "Agreement"), among NOVASTAR MORTGAGE FUNDING CORPORATION, as company (the
 ---------
"Company"), NOVASTAR MORTGAGE, INC., as servicer (the "Servicer") and as seller
 -------                                               --------
(the "Seller"), FIRST UNION NATIONAL BANK, as certificate administrator (the
      ------
"Certificate Administrator") and CITIBANK, N.A., as trustee (the "Trustee").
 -------------------------

                                   ARTICLE I

                                   DEFINITIONS

     Section 1.01. Defined Terms.
                   -------------

     Whenever used in this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms and phrases used herein shall have the meanings assigned to such terms and phrases in the definitions attached hereto as Appendix A, which is incorporated herein by reference. Unless the context otherwise requires:

     (a) a term has the meaning assigned to it;

     (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

     (c) "or" is not exclusive;

     (d) "including" means including without limitation;

     (e) words in the singular include the plural and words in the plural include the singular;

     (f) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; and

     (g) references to a Person are also to such Person's permitted successors and assigns.

     Section 1.02. Accounting.
                   -----------

     Unless otherwise specified herein, for the purpose of any definition or calculation, whenever amounts are required to be netted, subtracted or added or any distributions are taken into account such definition or calculation and any related definitions or calculations shall be determined without duplication of such functions.

     Section 1.03. Allocation of Certain Interest Shortfalls.
                   ------------------------------------------

     For purposes of calculating the amount of the REMIC Monthly Interest Distribution Amount for the Class A Certificates, the Mezzanine Certificates and the Class AIO Certificates for any Distribution Date, (1) the aggregate amount of any Prepayment Interest Shortfalls and any Relief Act Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated on a pro rata basis based on, and to the extent of, the gross REMIC Monthly Interest Distributable Amount for each such Class, among the Class A Certificates, the Mezzanine Certificates and the Class AIO Certificates and (2) the aggregate amount of any Available Funds Cap Carryforward Amounts incurred for any Distribution Date shall be allocated to the Class AIO Certificates to the extent of the gross REMIC Monthly Interest Distributable Amount for that Class, after deduction of any Prepayment Interest Shortfalls and any Relief Act Shortfalls.

     All Prepayment Interest Shortfalls and Relief Act Shortfalls on the Lower-Tier REMIC Regular Interests shall be allocated on each Distribution Date among the Lower-Tier REMIC Regular Interests in the proportion that Prepayment Interest Shortfalls and Relief Act Shortfalls are allocated to the related Upper-Tier REMIC Regular Interests.

     Section 1.04. Calculation of Interest on Certificates.
                   ---------------------------------------

     Unless otherwise specified, all calculations in respect of interest on the Class A Certificates, the Class AIO Certificates and the Mezzanine Certificates shall be made on the basis of the actual number of days elapsed on the basis of a 360-day year and all other calculations of interest described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months. The Class O Certificates are not entitled to distributions in respect of interest and, accordingly, will not accrue interest.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01. Conveyance of Mortgage Loans and MI Policies.
                   ---------------------------------------------

     The Company, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Company, including any security interest therein for the benefit of the Company, in and to (i) each Initial Mortgage Loan identified on the Mortgage Loan Schedule, including the related Cut-off Date Principal Balance, all interest accruing thereon on and after the Cut-off Date and all collections in respect of interest and principal due after the Cut-off Date;
(ii) property which secured each such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Mortgage Loans; (iv) its interest in the MI Policies; (v) the rights of the Company under the Purchase Agreement; (vi) all other assets included or to be included in the Trust Fund; and (vii) all proceeds of any of the foregoing. Such assignment includes all interest and principal due to the Company or the Servicer after the Cut-off Date with respect to the Mortgage Loans.

     In connection with such transfer and assignment, the Seller, on behalf of the Company, does hereby deliver to, and deposit with the Certificate Administrator, as the Trustee's designated agent, the following documents or instruments with respect to each Initial Mortgage Loan so transferred and assigned and the Seller, on behalf of the Company, shall, in accordance with
Section 2.09, deliver or caused to be delivered to the Certificate Administrator, as the Trustee's designated agent, with respect to each Subsequent Mortgage Loan, the following documents or instruments (with respect to each Mortgage Loan, a "Mortgage File"):

          (i) the original Mortgage Note endorsed to "Citibank, N.A., as Trustee for the NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2";

          (ii) the original Mortgage with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage certified by the Seller or the public recording office in which such original Mortgage has been recorded, and if the Mortgage Loan is registered on the MERS System, such Mortgage shall include thereon a statement that it is a MOM Loan and shall include the MIN for such Mortgage Loan;

          (iii) unless the Mortgage Loan is registered on the MERS System, an original assignment (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage endorsed to "Citibank, N.A., as Trustee for the NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2", and otherwise in recordable form;

          (iv) originals of any intervening assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS System), and noting the presence of a MIN (if the Mortgage Loan is registered on the MERS System), with evidence of recording thereon, or, if the original of any such intervening assignment has not yet been returned from the public recording office, a copy of such original intervening assignment certified by the Seller or the public recording office in which such original intervening assignment has been recorded;

          (v) the original policy of title insurance (or a commitment for title insurance, if the policy is being held by the title insurance company pending recordation of the Mortgage); and

          (vi) a true and correct copy of each assumption, modification, consolidation or substitution agreement, if any, relating to the Mortgage Loan.

     If a material defect in any Mortgage File is discovered which may materially and adversely affect the value of the related Mortgage Loan, or the interests of the Trustee or the

Certificateholders in such Mortgage Loan, including if any document required to be delivered to the Certificate Administrator has not been delivered (provided that a Mortgage File will not be deemed to contain a defect for an unrecorded assignment under clause (iii) above for 180 days following submission of the assignment if the Seller has submitted such assignment for recording pursuant to the terms of the following paragraph), the Seller shall cure such defect or repurchase the related Mortgage Loan at the Repurchase Price or substitute an Eligible Substitute Mortgage Loan for the related Mortgage Loan upon the same terms and conditions set forth in Section 3.01 of the Purchase Agreement as to the Initial Mortgage Loans and the Subsequent Mortgage Loans and Section 2.02(c) of the Purchase Agreement as to the Subsequent Mortgage Loans for breaches of representations and warranties.

     Promptly after the Closing Date in the case of an Initial Mortgage Loan or, in the case of a Subsequent Mortgage Loan, promptly after the Subsequent Transfer Date (or after the date of transfer of any Eligible Substitute Mortgage
Loan), the Seller at its own expense shall complete and submit for recording in the appropriate public office for real property records each of the assignments referred to in clause (iii) above, with such assignment completed in favor of the Trustee, excluding any Mortgage Loan that is registered on the MERS System, if MERS is identified on the Mortgage, or on a properly recorded assignment of Mortgage as the mortgagee of record. While such assignment to be recorded is being recorded, the Certificate Administrator shall retain a photocopy of such assignment. If any assignment is lost or returned unrecorded to the Certificate Administrator because of any defect therein, the Seller is required to prepare a substitute assignment or cure such defect, as the case may be, and the Seller shall cause such substitute assignment to be recorded in accordance with this paragraph.

     In instances where an original Mortgage or any original intervening assignment of Mortgage is not, in accordance with clause (ii) or (iv) above, delivered by the Seller to the Certificate Administrator, on behalf of the Trustee, prior to or on the Closing Date in the case of an Initial Mortgage Loan or, in the case of a Subsequent Mortgage Loan, prior to or on the Subsequent Transfer Date, the Seller will deliver or cause to be delivered the originals of such documents to the Certificate Administrator, on behalf of the Trustee, promptly upon receipt thereof.

     In connection with the assignment of any Mortgage Loan registered on the MERS System, promptly after the Closing Date in the case of an Initial Mortgage Loan or, in the case of a Subsequent Mortgage Loan, promptly after the Subsequent Transfer Date (or after the date of transfer of any Eligible Substitute Mortgage Loan), the Seller further agrees that it will cause, at the Seller's own expense, the MERS System to indicate that such Mortgage Loan has been assigned by the Seller to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in its computer files (a) the applicable Trustee code in the field "[IDENTIFY THE FIELD NAME FOR TRUSTEE]" which identifies the Trustee and (b) the code "NovaStar 2001-2" (or its equivalent) in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Seller further agrees that it will not, and will not permit the Servicer to, and the Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any such Mortgage

Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

     Effective on the Closing Date, the Trustee, on behalf of the Certificateholders, hereby acknowledges its acceptance of all right, title and interest to the Initial Mortgage Loans and other property, existing on the Closing Date and thereafter created and conveyed to it pursuant to this Section 2.01.

     The Trustee, as assignee or transferee of the Company, shall be entitled to all scheduled principal payments due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Initial Mortgage Loans. No scheduled payments of principal due on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Company pursuant to the terms of the Purchase Agreement. Any late payment charges collected in connection with a Mortgage Loan shall be paid to the Servicer as provided in Section 3.15(b) hereof.

     The parties hereto intend that the transactions set forth herein constitute a sale by the Company to the Trust on the Closing Date of all the Company's right, title and interest in and to the Initial Mortgage Loans and other property as and to the extent described above. In the event the transactions set forth herein shall be deemed not to be a sale, the Company hereby grants to the Trustee, on behalf of the Certificateholders, as of the Closing Date a security interest in all of the Company's right, title and interest in, to and under the Initial Mortgage Loans and such other property, to secure all of the Company's obligations hereunder and this Agreement shall constitute a security agreement under applicable law and in such event, the parties hereto acknowledge that the Certificate Administrator, in addition to holding the Initial Mortgage Loans on behalf of the Trustee for the benefit of the Certificateholders, holds the Initial Mortgage Loans as designee of the Company. The Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements in the State of Virginia (which shall have been submitted for filing as of the Closing Date and each Subsequent Transfer Date, as applicable), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the state of incorporation of the Seller, as are necessary to perfect and protect the interests of the Company and its assignees in each Initial Mortgage Loan and the proceeds thereof and the interests of the Trust and its assignees in each Subsequent Mortgage Loan and the proceeds thereof.

     Section 2.02. Acceptance of Mortgage Loans by Certificate Administrator, on
                   -------------------------------------------------------------
behalf of the Trustee.
---------------------

     (a) The Certificate Administrator, on behalf of the Trustee, acknowledges receipt of, subject to the review described below and any exceptions it notes pursuant to the procedures described below, the documents (or certified copies thereof) referred to in Section 2.01 hereof and declares that it holds and will continue to hold those documents and any amendments, replacements or supplements thereto and all other assets of the Trust Fund in trust for the use and benefit of all present and future Certificateholders. No later than 45 days after the Closing Date and each Subsequent Transfer Date (or, with respect to any Eligible Substitute Mortgage Loan, within 5 Business Days after the receipt by the Certificate Administrator, on behalf of the Trustee, thereof and, with respect to any documents received beyond 45 days after the Closing Date, promptly thereafter), the Certificate Administrator, on behalf of the Trustee, agrees, for the benefit of the Certificateholders, to review each Mortgage File delivered to it and to execute and deliver, or cause to be executed and delivered, to the Seller an initial certification in the form annexed hereto as Exhibit F-1. In conducting such review, the Certificate Administrator, on behalf of the Trustee, will ascertain whether all required documents described in Section 2.01 hereof have been executed and received and whether those documents relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans it has received, as identified in Exhibit B to this Agreement, as supplemented (provided, however, that with respect to those documents described
              --------  -------
in subclause (vii) of such section, the Certificate Administrator's obligations shall extend only to documents actually delivered pursuant to such subclause). In performing any such review, the Certificate Administrator, on behalf of the Trustee, may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If the Certificate Administrator, on behalf of the Trustee, finds that any document constituting part of the Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in Exhibit B or Attachment B to
Exhibit 2 of the Purchase Agreement or to appear to be defective on its face, the Certificate Administrator, on behalf of the Trustee, shall promptly notify the Seller of such finding and the Seller's obligation to cure such defect or repurchase or substitute for the related Mortgage Loan.

     (b) No later than 180 days after the Closing Date, the Certificate Administrator, on behalf of the Trustee, will review, for the benefit of the Certificateholders, the Mortgage Files and will execute and deliver or cause to be executed and delivered to the Seller, a final certification in the form annexed hereto as Exhibit F-2. In conducting such review, the Certificate Administrator, on behalf of the Trustee, will ascertain whether an original of each document described in subclauses (ii)-(iv) of Section 2.01 hereof required to be recorded has been returned from the recording office with evidence of recording thereon or a certified copy has been obtained from the recording office. If the Certificate Administrator, on behalf of the Trustee, finds any document constituting part of the Mortgage File has not been received, or to be unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit B or Attachment B to Exhibit 2 of the Purchase Agreement or to appear defective on its face, the Certificate Administrator, on behalf of the Trustee, shall promptly notify the Seller of such finding and the Seller's obligation to cure such defect or repurchase or substitute for the related Mortgage Loan.

     (c) Upon deposit of the Repurchase Price in the Collection Account and notification of the Certificate Administrator, on behalf of the Trustee, by a certification signed by a Servicing Officer (which certification shall include a statement to the effect that the Repurchase Price has been deposited in the Collection Account), the Certificate Administrator, on behalf of the Trustee, shall cause to be released to the Seller the related Mortgage File and shall cause to be executed and delivered all instruments of transfer or assignment, without recourse, furnished to it by the Seller as are necessary to vest in the Seller title to and rights under the related Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which certification of the deposit of the Repurchase Price in the Payment Account was received by the Trustee. The Certificate Administrator, on behalf of the Trustee, shall amend the applicable Mortgage Loan Schedule to reflect such repurchase and shall promptly notify the Servicer, and the Rating Agencies of such amendment. The Trustee agrees to provide the Certificate Administrator with such power of attorneys as are necessary for the Certificate Administrator to fulfill its obligations under this Section 2.03 and otherwise under the Basic Documents.

     Section 2.03. Repurchase or Substitution of Mortgage Loans by the Seller.
                   -----------------------------------------------------------

     (a) Upon discovery or receipt of written notice of any materially defective document in, or that a document is missing from, a Mortgage File or of the breach by the Seller of any representation, warranty or covenant under the Purchase Agreement in respect of any Mortgage Loan which materially adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders, the Certificate Administrator shall promptly notify the Seller and the Servicer of such defect, missing document or breach and request that the Seller deliver such missing document or cure such defect or breach within 90 days from the date the Seller was notified of such missing document, defect or breach, and if the Seller does not deliver such missing document or cure such defect or breach in all material respects during such period, the Certificate Administrator shall enforce the Seller's obligation under the Purchase Agreement and cause the Seller to repurchase such Mortgage Loan from the Trust Fund at the Repurchase Price on or prior to the Determination Date following the expiration of such 90 day period; provided that, in connection with any such breach that could not reasonably have been cured within such 90 day period, if the Seller shall have commenced to cure such breach within such 90 day period, the Seller shall be permitted to proceed thereafter diligently and expeditiously to cure the same within the additional period provided under the Purchase Agreement.

     (b) The Repurchase Price for the repurchased Mortgage Loan shall be deposited in the Collection Account, and the Certificate Administrator, upon receipt of written certification from the Servicer of such deposit, shall release to the Seller the related Mortgage File and the Certificate Administrator or the Trustee, as applicable, shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall furnish to it and as shall be necessary to vest in the Seller any Mortgage Loan released pursuant hereto and the Certificate Administrator shall have no further responsibility with regard to such Mortgage File (it being understood that the Certificate Administrator shall have no responsibility for determining the sufficiency of such assignment for its intended purpose). In lieu of repurchasing any such Mortgage Loan as provided above, the Seller may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Eligible Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(d). It is understood and agreed that the obligation of the Seller to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against the Seller respecting such omission, defect or breach available to the Trustee or the Certificate Administrator on behalf of the Certificateholders.

     (c) Within 90 days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of any representation, warranty or covenant of the Servicer set forth in Section 2.05 which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the Servicer shall cure such breach in all material respects.

     (d) Any substitution of Eligible Substitute Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.03(a) must be effected prior to the last Business Day that is within two years after the Closing Date. As to any Deleted Mortgage Loan for which the Seller substitutes an Eligible Substitute Mortgage Loan or Loans, such substitution shall be effected by the Seller delivering to the Certificate Administrator, for such Eligible Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.01, together with an Officers' Certificate providing that each such Eligible Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Adjustment Amount (as described below), if any, in connection with such substitution. The Certificate Administrator shall acknowledge receipt for such Eligible Substitute Mortgage Loan or Loans and, within ten Business Days thereafter, shall review such documents as specified in Section 2.02 and deliver to the Servicer, with respect to such Eligible Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit F-1, with any applicable exceptions noted thereon. Within one year of the date of substitution, the Certificate Administrator shall deliver to the Servicer a certification substantially in the form of Exhibit F-2 hereto with respect to such Eligible Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon. Monthly Payments due with respect to Eligible Substitute Mortgage Loans in the month of substitution are not part of the Trust Fund and will be retained by the Seller. For the month of substitution, distributions to Certificateholders will reflect the collections and recoveries in respect of such Deleted Mortgage Loan in the Due Period preceding the month of substitution and the Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Seller shall give or cause to be given written notice to the Certificateholders that such substitution has taken place, shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Eligible Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Certificate Administrator. Upon such substitution by the Seller, such Eligible Substitute Mortgage Loan or Loans shall constitute part of the Mortgage Pool and shall be subject in all respects to the terms of this Agreement and the Purchase Agreement, including all applicable representations and warranties thereof included in the Purchase Agreement as of the date of substitution.

     For any month in which the Seller substitutes one or more Eligible Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (the "Substitution Adjustment Amount"), if any, by
                                ------------------------------
which the aggregate Repurchase Price of all such Deleted Mortgage Loans exceeds the aggregate, as to each such Eligible Substitute Mortgage Loan, of the principal balance thereof as of the date of substitution, together with one month's interest on such principal balance at the applicable Net Mortgage Rate. On the date of such substitution, the Seller will deliver or cause to be delivered to the Servicer for deposit in the Collection Account an amount equal to the Substitution Adjustment Amount, if any, and the Certificate Administrator, upon receipt of the related Eligible Substitute Mortgage

Loan or Loans and certification by the Servicer of such deposit, shall release to the Seller the related Mortgage File or Files and the Certificate Administrator or the Trustee, as applicable, shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

     In addition, the Seller shall obtain at its own expense and deliver to the Certificate Administrator an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(l) of the Code or on "contributions after the startup date" under Section 860G(d)(l) of the Code, or (b) any REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding. If such Opinion of Counsel can not be delivered, then such substitution may only be effected at such time as the required Opinion of Counsel can be given.

     (e) Upon discovery by the Seller, the Servicer, the Certificate Administrator or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties. In connection therewith, the Seller or the Company, as the case may be, shall repurchase or, subject to the limitations set forth in Section 2.03(d), substitute one or more Eligible Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. Such repurchase or substitution shall be made by the Seller. Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.03(a). The Certificate Administrator, on behalf of the Trustee, shall reconvey to the Seller, the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

     Section 2.04. Acknowledgement of Trustee.
                   ---------------------------

     The Trustee acknowledges that in the event that any of (i) the transfer of the Initial Mortgage Loans and the MI Policies from the Seller to the Company, or from the Company to the Trustee on behalf of the Certificateholders, is determined to constitute a financing, or (ii) the transfer of the Subsequent Mortgage Loans from the Seller to the Company or from the Company to the Trustee, on behalf of the Certificateholders, is determined to constitute a financing, then in each case the Certificate Administrator, on behalf of the Trustee, and the Trustee hold the Initial Mortgage Loans the MI Policies and the Subsequent Mortgage Loans as the designee and bailee of the Company subject, however, in each case, to a prior lien in favor of the Certificateholders pursuant to the terms of this Agreement.

     Section 2.05. Representations, Warranties and Covenants of the Servicer.
                   ----------------------------------------------------------

     The Servicer hereby represents, warrants and covenants to the Trustee, for the benefit of each of the Trustee and the Certificateholders and to the Company that as of the Closing Date or as of such date specifically provided herein:

     (i) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Virginia and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Servicer or the validity or enforceability of the Mortgage Loans;

     (ii) The Servicer has the corporate power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

     (iii) The Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

     (iv) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Servicer or any provision of the certificate of incorporation or bylaws of the Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Servicer is a party or by which the Servicer may be bound;

     (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Servicer threatened, against the Servicer or any of its properties or with respect to this Agreement or the Certificates which, to the knowledge of the Servicer, has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement; and

     (vi) The Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

     (vii) With respect to the Group I Mortgage Loans, the Servicer will accurately and fully report its borrower credit files to the three largest credit repositories in a timely manner.

     The foregoing representations and warranties shall survive any termination of the Servicer hereunder.

     Section 2.06. Representations and Warranties of the Company.
                   ----------------------------------------------

     The Company represents and warrants to the Trust and the Trustee on behalf of the Certificateholders as follows:

     (a) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

     (b) The Company is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Company and the ability of the Company to perform hereunder.

     (c) The Company has the power and authority to execute and deliver this Agreement and to carry out its terms; the Company has full power and authority to purchase the property to be purchased from the Seller and the Company has duly authorized such purchase by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Company by all necessary corporate action. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

     (d) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Company, or any indenture, agreement or other instrument to which the Company is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Company's knowledge, any order, rule or regulation applicable to the Company of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or its properties.

     Section 2.07. Issuance of Certificates.
                   -------------------------

     The Trustee acknowledges the assignment to the Trustee of the Mortgage Loans and the delivery to the Certificate Administrator, on behalf of the Trustee of the Mortgage Files, subject to the provisions of Sections 2.01 and 2.02, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed, and authenticated and delivered to or upon the order of the Company, the Certificates in authorized denominations. The interests evidenced by the Certificates, constitute the entire beneficial ownership interest in the Trust Fund.

     Section 2.08. Conveyance of the Subsequent Mortgage Loans.
                   --------------------------------------------

     The Trustee, or the Certificate Administrator, on behalf of the Trustee,, shall purchase the Subsequent Mortgage Loans as set forth in Section 2.02 of the Purchase Agreement.

     Section 2.09. Miscellaneous REMIC Provisions.
                   -------------------------------

     (a) The Certificate Administrator as agent of the Trustee shall elect that each of the Lower-Tier REMIC and the Upper-Tier REMIC shall be treated as a REMIC under Section 860D of the Code. Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved in a manner that preserves the validity of such REMIC elections. The assets of the Lower-Tier REMIC shall include the Mortgage Loans, the Accounts (other than the Non-REMIC Accounts), any REO Property, and any proceeds of the foregoing. The Lower-Tier REMIC Regular Interests (as defined below) shall constitute the assets of the Upper-Tier REMIC.

     (b) The Lower-Tier REMIC will be evidenced by (x) Lower-Tier Interest 1, Lower-Tier Interest 2, Lower-Tier Interest 3, Lower-Tier Interest 4, Lower-Tier Interest 5, Lower Tier Interest 6, Lower Tier Interest 7 and Lower-Tier Interest 8 (the "Lower-Tier REMIC Regular Interests"), which will be uncertificated and
        ----------------------------------
non-transferable and are hereby designated as the "regular interests" in the Lower-Tier REMIC and (y) the Class RL Certificate, which is hereby designated as the single "residual interest" in the Lower-Tier REMIC (the Lower-Tier REMIC Regular Interests, together with the Class RL Certificate, the "Lower-Tier REMIC
                                                                ----------------
Interests"). The Lower-Tier REMIC Regular Interests shall be recorded on the
---------
records of the Lower-Tier REMIC as being issued to and held by the Trustee on behalf of the Upper-Tier REMIC.

     The Lower-Tier REMIC Interests will have the following designations and Lower-Tier Pass-Through Rates, and distributions of principal, interest and Realized Losses thereon shall be allocated to the Certificates in the following manner:

Lower-Tier                       Pass-Through   Allocation of   Allocation of
Interests     Initial Balance        Rate       Principal (3)   Interest (4)
---------     ---------------        ----       -------------   ------------
    1           $200,000,000          (1)             A1           A1, AIO
    2           $200,000,000          (1)             A2           A2, AIO
    3           $344,000,000          (1)             A3           A3, AIO
    4           $16,000,000           (1)             M1           M1, AIO
    5           $16,000,000           (1)             M2           M2, AIO
    6           $12,000,000           (1)             M3           M3, AIO
    7                (6)              (1)             O              AIO
    8               $100              (2)             P               P
 Class RL           (5)               (5)            (5)             (5)

-----------------------
(1) The Lower-Tier Pass-Through Rate on these Lower-Tier REMIC Regular Interests shall at any time of determination equal the Weighted Average Mortgage Rate of the Mortgage Loans.
(2) Lower-Tier REMIC Interest 8 is entitled to distributions of all Prepayment Charges.
(3) Distributions of principal and Realized Losses from the Lower-Tier REMIC Interests will be allocated to the related Upper-Tier REMIC Interests in the amounts and priorities provided for such Upper-Tier REMIC Interests in
     Section 4.1.
(4) Distributions of interest from the Lower-Tier REMIC Interests will be allocated to the related Upper-Tier REMIC Interests in the amounts and priorities provided for such Upper-Tier REMIC Interests in Section 4.1.
(5) On each Distribution Date, available funds, if any, remaining in the Lower-Tier REMIC after payments of interest and principal, as designated above, will be distributed to the Class RL Certificate. It is expected that there shall not be any distributions on the Class RL Certificate.
(6)  The initial overcollateralization amount.

     (c) The Class A-1, Class A-2, Class A-3, Class AIO, Class M-1, Class M-2, Class M-3, Class O and Class P Certificates are hereby designated as "regular interests" with respect to the Upper-Tier REMIC (the "Upper-Tier REMIC Regular
                                                      ------------------------
Interests") and the Class RU Certificate is hereby designated as the single
---------
"residual interest" with respect to the Upper-Tier REMIC. On each Distribution Date, available funds, if any, remaining in the Upper-Tier REMIC after payments of interest and principal as designated herein shall be distributed to the Class RU Certificates.

     (d) For federal income tax purposes, the "latest possible maturity date" for each of the Lower-Tier REMIC Regular Interests and Upper-Tier REMIC Regular Interests is hereby set to be the Distribution Date of September, 2031.

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                              OF THE MORTGAGE LOANS

     Section 3.01. Servicer to Assure Servicing.
                   -----------------------------

     (a) The Servicer shall supervise, or take such actions as are necessary to ensure, the servicing and administration of the Mortgage Loans and any REO Property in accordance with this Agreement and its normal servicing practices, which generally shall conform to the standards of an institution prudently servicing mortgage loans for its own account and shall have full authority to do anything it reasonably deems appropriate or desirable in connection with such servicing and administration. The Servicer may perform its responsibilities relating to servicing through other agents or independent contractors, but shall not thereby be released from any of its responsibilities as hereinafter set forth. Subject to Section 3.06(b), the authority of the Servicer, in its capacity as Servicer, and any Subservicer acting on its behalf, shall include, without limitation, the power to (i) consult with and advise any Subservicer regarding administration of a related Mortgage Loan, (ii) approve any recommendation by a Subservicer to foreclose on a related Mortgage Loan, (iii) supervise the filing and collection of insurance claims and take or cause to be taken such actions on behalf of the insured Person thereunder as shall be reasonably necessary to prevent the denial of coverage thereunder, and (iv) effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing a related Mortgage Loan, including the employment of attorneys, the institution of legal proceedings, the collection of deficiency judgments, the acceptance of compromise proposals and any other matter pertaining to a delinquent Mortgage Loan. The authority of the Servicer shall include, in addition, the power on behalf of the Certificateholders, the Trustee, or any of them to (i) execute and deliver customary consents or waivers and other instruments and documents, (ii) consent to transfer of any related Mortgaged Property and assumptions of the related Mortgage Notes and Mortgages (in the manner provided in this Agreement) and (iii) collect any Insurance Proceeds and Liquidation Proceeds. Without limiting the generality of the foregoing, the Servicer and any Subservicer acting on its behalf may, and is hereby authorized, and empowered by the Trustee when the Servicer believes it is reasonably necessary in its best judgment in order to comply with its servicing duties hereunder, to execute and deliver, on behalf of itself, the Certificateholders, the Trustee, or any of them, any instruments of satisfaction, cancellation, partial or full release, discharge and all other comparable instruments, with respect to the related Mortgage Loans, the insurance policies and the accounts related thereto, and the Mortgaged Properties. The Servicer may exercise this power in its own name or in the name of a Subservicer.

     The Servicer, in such capacity, may not consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property.

     The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trust and the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

     (b) Notwithstanding the provisions of Subsection 3.01(a), the Servicer shall not take any action inconsistent with the interests of the Trustee, or the Certificateholders or with the rights and interests of the Trustee, or the Certificateholders under this Agreement.

     (c) The Certificate Administrator shall furnish or shall cause the Trustee to furnish the Servicer with any powers of attorney and other documents in form as provided to it necessary or appropriate to enable the Servicer to service and administer the related Mortgage Loans and REO Property and the Certificate Administrator and the Trustee shall not be liable for the actions of the Servicer or any Subservicers under such powers of attorney.

     (d) The Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, when the Servicer believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS System, or cause the removal from the registration of any Mortgage Loan on the MERS System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or rerecording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Servicer with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Servicer by the Trust.

     Section 3.02. Subservicing Agreements Between Servicer and Subservicers.
                   ----------------------------------------------------------

     (a) The Servicer may enter into Subservicing Agreements with Subservicers for the servicing and administration of the Mortgage Loans and for the performance of any and all other activities of the Servicer hereunder. Each Subservicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans comparable to the Mortgage Loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement. Any Subservicing Agreement entered into by the Servicer shall include the provision that such Agreement may be immediately terminated (i) (x) with cause and without any termination fee by the Servicer hereunder and/or (y) without cause, in which case the Servicer shall be solely responsible for any termination fee or penalty resulting therefrom and (ii) at the option of the Trustee upon the termination or resignation of the Servicer hereunder, in which case the Servicer shall be solely responsible for any termination fee or penalty resulting therefrom. In addition, each Subservicing Agreement shall provide for servicing of the Mortgage Loans consistent with the terms of this Agreement. The Servicer and the Subservicers may enter into Subservicing Agreements and make amendments to the Subservicing Agreements or enter into different forms of Subservicing Agreements providing for, among other things, the delegation by the Servicer to a Subservicer of additional duties regarding the administration of the Mortgage Loans; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Certificateholders, without the consent of the Certificateholders holding at least 51% of the aggregate Voting Rights.

     (b) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee, and the Certificateholders, shall enforce the obligations of each Subservicer under the related Subservicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

     Section 3.03. Successor Subservicers.
                   -----------------------

     The Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that upon termination, the Servicer shall either act as servicer of the related Mortgage Loans or enter into an appropriate contract with a successor Subservicer reasonably acceptable to the Certificate Administrator, on behalf of the Trustee,, pursuant to which such successor Subservicer will be bound by all relevant terms of the related Subservicing Agreement pertaining to the servicing of such Mortgage Loans.

     Section 3.04. Liability of the Servicer.
                   --------------------------

     (a) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall under all circumstances remain obligated and primarily liable to the Certificate Administrator, the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans and any REO Property in accordance with this Agreement. The obligations and liability of the Servicer shall not be diminished by virtue of Subservicing Agreements or by virtue of indemnification of the Servicer by any Subservicer, or any other Person. The obligations and liability of the Servicer shall remain of the same nature and under the same terms and conditions as if the Servicer alone were servicing and administering the related Mortgage Loans. The Servicer shall, however, be entitled to enter into indemnification agreements with any Subservicer or other Person and nothing in this Agreement shall be deemed to limit or modify such indemnification. For the purposes of this Agreement, the Servicer shall be deemed to have received any payment on a Mortgage Loan on the date the Subservicer received such payment.

     (b) Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone, and the Certificate Administrator, the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.15.

     Section 3.05. Assumption or Termination of Subservicing Agreements by the
                   -----------------------------------------------------------
Certificate Administrator.
--------------------------

     (a) If the Certificate Administrator or its designee as the successor Servicer, shall assume the servicing obligations of the Servicer in accordance with Section 7.02 below, the Certificate Administrator or its designee as the successor Servicer, to the extent necessary to carry out the provisions of
Section 7.02 with respect to the Mortgage Loans, shall succeed to all of the rights and obligations of the Servicer under each of the Subservicing Agreements. In such event, the Certificate Administrator or its designee as the successor Servicer shall be deemed to have assumed all of the Servicer's rights and obligations therein and to have replaced the Servicer as a party to such Subservicing Agreements to the same extent as if such Subservicing Agreements had been assigned to the Certificate Administrator or its designee as a successor Servicer, except that the Certificate Administrator or its designee as a successor Servicer shall not be deemed to have assumed any obligations or liabilities of the Servicer arising prior to such assumption or as a result of the Certificate Administrator's or its designee's terminating any Subservicer upon the Certificate Administrator or its designee becoming successor Servicer and the Servicer shall not thereby be relieved of any liability or obligations under such Subservicing Agreements arising prior to such assumption or as a result of the Certificate Administrator's or its designee's terminating any Subservicer upon the Certificate Administrator or its designee becoming successor Servicer.

     (b) The Certificate Administrator or its designee as the successor Servicer may terminate any Subservicer upon becoming successor Servicer.

     (c) In the event that the Certificate Administrator or its designee as successor Servicer assumes the servicing obligations of the Servicer under
Section 7.02, upon the request of the Certificate Administrator or such designee as successor Servicer, the Servicer shall at its own expense deliver to the Certificate Administrator, or at its written request to such designee, originals or, if originals are not available, photocopies of all documents, files and records, electronic or otherwise, relating to the Subservicing Agreements and the related Mortgage Loans or REO Property then being serviced and an accounting of amounts collected and held by it, if any, and will otherwise cooperate and use its reasonable efforts to effect the orderly and efficient transfer of the Subservicing Agreements, or responsibilities hereunder to the Certificate Administrator, or at its written request to such designee as successor Servicer.

     Section 3.06. Collection of Mortgage Loan Payments.
                   -------------------------------------

     (a) The Servicer will coordinate and monitor remittances by Subservicers to it with respect to the Mortgage Loans in accordance with this Agreement.

     (b) The Servicer shall make its best reasonable efforts to collect or cause to be collected all payments required under the terms and provisions of the Mortgage Loans and shall follow, and use its best reasonable efforts to cause Subservicers to follow, collection procedures comparable to the collection procedures of prudent mortgage lenders servicing mortgage loans for their own account to the extent such procedures shall be consistent with this Agreement. Consistent with the foregoing, the Servicer or the related Subservicer may in its discretion (i) waive or permit to be waived any late payment charge, prepayment charge, assumption fee, or any penalty interest in connection with the prepayment of a Mortgage Loan and (ii) suspend or reduce or permit to be suspended or reduced regular monthly payments for a period of up to six months, or arrange or permit an arrangement with a Mortgagor for a scheduled liquidation of delinquencies; provided, however, that the Servicer or the related Subservicer may permit the foregoing only if it believes, in good faith, that recoveries of Monthly Payments will be maximized; provided further, however, with respect to Mortgage Loans insured by an MI Policy, that the Servicer may not without the prior written consent of the MI Insurer permit any waiver, modification or variance which would (a) change the loan rate, (b) forgive any payment of principal or interest, (c) lessen the lien priority or (d) extend the final maturity date of a Mortgage Loan past 12 months after the original maturity date on such Mortgage Loan. In the event the Servicer or related Subservicer shall consent to the deferment of the due dates for payments due on a Mortgage Note, the Servicer shall nonetheless make an Advance or shall cause the related Subservicer to make an advance to the same extent as if such installment were due, owing and delinquent and had not been deferred through liquidation of the Mortgaged Property; provided, however, that the obligation of the Servicer or the related Subservicer to make an Advance shall apply only to the extent that the Servicer believes, in good faith, that such advances are not Nonrecoverable Advances.

     (c) Within five Business Days after the Servicer has determined that all amounts which it expects to recover from or on account of a Liquidated Mortgage Loan have been recovered and that no further Liquidation Proceeds will be received in connection therewith, the Servicer shall provide to the Certificate Administrator a certificate of a Servicing Officer that such Mortgage Loan became a Liquidated Mortgage Loan as of the date of such determination.

     (d) The Servicer shall establish a segregated account in the name of the Trustee (the "Collection Account"), which shall be an Eligible Account, in which
              ------------------
the Servicer shall deposit or cause to be deposited any amounts representing payments on and any collections in respect of the Mortgage Loans received by it after the Cut-Off Date or, with respect to the Subsequent Mortgage Loans, the Subsequent Cut-off Date (other than in respect of the payments referred to in the following paragraph) within two Business Days following receipt thereof, including the following payments and collections received or made by it (without duplication):

          (i) all payments of principal or interest on the Mortgage Loans received by the Servicer directly from Mortgagors or from the respective Subservicer;

          (ii) the aggregate Repurchase Price of the Mortgage Loans purchased by the Servicer pursuant to Section 3.18 or by the Converted Loan Purchaser, pursuant to Section 3.20;

          (iii) Net Liquidation Proceeds;

          (iv) all proceeds of any Mortgage Loans repurchased by the Seller pursuant to the Purchase Agreement, and all Substitution Adjustment Amounts required to be deposited in connection with the substitution of an Eligible Substitute Mortgage Loan pursuant to the Purchase Agreement;

          (v) Insurance Proceeds, other than Net Liquidation Proceeds, and MI Insurance Proceeds resulting from any insurance policy maintained on a Mortgaged Property;

          (vi) any Advance and any Compensating Interest payments; and

          (vii) any other amounts received by the Servicer, including all Foreclosure Profits, assumption fees, prepayment penalties and any other fees that are required to be deposited in the Collection Account pursuant to this Agreement.

provided, however, that with respect to each Due Period, the Servicer shall be permitted to retain from payments in respect of interest on the Mortgage Loans, the Servicing Fee for such Due Period. The foregoing requirements respecting deposits to the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Servicer need not deposit in the Collection Account late payment charges payable by Mortgagors, as further described in Section 3.15, or amounts received by the Subservicer for the accounts of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items. In the event any amount not required to be deposited in the Collection Account is so deposited, the Servicer may at any time (prior to being terminated under this Agreement) withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding. The Servicer shall keep records that accurately reflect the funds on deposit in the Collection Account that have been identified by it as being attributable to the Mortgage Loans and shall hold all collections in the Collection Account for the benefit of the Trustee, and the Certificateholders, as their interests may appear.

     Funds in the Collection Account may be invested in Eligible Investments, but shall not be commingled with the Servicer's own funds or general assets or with funds respecting payments on mortgage loans or with any other funds not related to the Certificates. Income earned on such Eligible Investments shall be for the account of the Servicer.

     (e) The Servicer will require each Subservicer to hold all funds constituting collections on the Mortgage Loans, pending remittance thereof to the Servicer, in one or more accounts in the name of the Trustee meeting the requirements of an Eligible Account, and such funds shall not be invested. The Subservicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and any other funds. Each Subservicer shall make remittances to the Servicer no later than one Business Day following receipt thereof and the Servicer shall deposit into the Collection Account any such remittances received from any Subservicer within one Business Day following receipt by the Servicer.

     Section 3.07. Withdrawals from the Collection Account.
                   ----------------------------------------

     (a) The Servicer shall, from time to time as provided herein, make withdrawals from the Collection Account of amounts on deposit therein pursuant to Section 3.06 that are attributable to the Mortgage Loans for the following purposes (without duplication):

          (i) to deposit in the Payment Account, by the Servicer Remittance Date prior to each Distribution Date, all collections on the Mortgage Loans required to be distributed from the Payment Account on a Distribution Date;

          (ii) to the extent deposited to the Collection Account, to reimburse itself or the related Subservicer for previously unreimbursed expenses incurred in maintaining individual insurance policies pursuant to Section 3.11, or Liquidation Expenses, paid pursuant to Section 3.13, such withdrawal right being limited to amounts received on particular Mortgage Loans (other than any Repurchase Price in respect thereof) which represent late recoveries of the payments for which such advances were made, or from related Liquidation Proceeds;

          (iii) to pay to itself out of each payment received on account of interest on a Mortgage Loan as contemplated by Section 3.15, an amount equal to the related Servicing Fee (to the extent not retained pursuant to Section 3.06);

          (iv) to pay to itself or the Seller, with respect to any Mortgage Loan or property acquired in respect thereof that has been purchased by the Seller, the Servicer or other entity, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Repurchase Price is determined;

          (v) to reimburse the Servicer or any Subservicer for any unreimbursed Advance of its own funds or any unreimbursed advance of such Subservicer's own funds, the right of the Servicer or a Subservicer to reimbursement pursuant to this subclause (v) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Advance or advance was made;

          (vi) to reimburse the Servicer or any Subservicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Servicer or such Subservicer pursuant to Section
     3.13 in good faith in connection with the restoration of the related Mortgage Property which was damaged by the uninsured cause or in connection with the liquidation of such Mortgage Loan;

          (vii) to reimburse the Servicer or any Subservicer for any unreimbursed Nonrecoverable Advance previously made, and otherwise not reimbursed pursuant to this Subsection 3.07(a);

          (viii) to withdraw any other amount deposited in the Collection Account that was not required to be deposited therein pursuant to Section 3.06;

          (ix) to reimburse the Servicer for costs associated with the environmental report specified in Section 3.13(c);

          (x) to clear and terminate the Collection Account upon a termination pursuant to Section 7.08;

          (xi) to pay to the Servicer income earned on Eligible Investments in the Collection Account;

          (xii) to pay to the MI Insurer the monthly MI Premiums due under each MI Policy from payments received (or Advances made) on account of interest due on the related Mortgage Loan; and

          (xiii) to make an Advance with respect to a delinquent Mortgage Loan from funds held in the Collection Account as contemplated by Section 3.24, provided that the amount withdrawn for such an Advance is immediately deposited into the Payment Account.

Withdrawals made pursuant to clause (xii) shall be made on a first priority basis. In connection with withdrawals pursuant to clauses (ii), (iii), (iv), (v) and (vi), the Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, and the Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to such clauses.

     (b) Notwithstanding the provisions of this Section 3.07, the Servicer may, but is not required to, allow the Subservicers to deduct from amounts received by them or from the related account maintained by a Subservicer, prior to deposit in the Collection Account, any portion to which such Subservicers are entitled as reimbursement of any reimbursable Advances made by such Subservicers.

     Section 3.08. Collection of Taxes, Assessments and Similar Items; Servicing
                   -------------------------------------------------------------
Accounts.
---------

     (a) The Servicer shall establish and maintain or cause the related Subservicer to establish and maintain, one or more Servicing Accounts. The Servicer or a Subservicer will deposit and retain therein all collections from the Mortgagors for the payment of taxes, assessments, insurance premiums, or comparable items as agent of the Mortgagors.

     (b) The deposits in the Servicing Accounts shall be held in trust by the Servicer or a Subservicer (and its successors and assigns) in the name of the Trustee. Such Servicing Accounts shall be Eligible Accounts and, if permitted by applicable law, invested in Eligible Investments held in trust by the Servicer or a Subservicer as described above and maturing, or be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn, and in no event later than 45 days after the date of investment; withdrawals of amounts from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, insurance premiums, or comparable items, to reimburse the Servicer or a Subservicer for any advances made with respect to such items, to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Accounts or to clear and terminate the Servicing Accounts at or any time after the termination of this Agreement. Amounts received from Mortgagors for deposit into the Servicing Accounts shall be deposited in the Servicing Accounts by the Servicer within two days of receipt. The Servicer shall advance from its own funds amounts needed to pay items payable from the Servicing Accounts if the Servicer reasonably believes that such amounts are recoverable from the related Mortgagor. The Servicer shall comply with all laws relating to the Servicing Accounts, including laws relating to payment of interest on the Servicing Accounts. If interest earned by the Servicer on the Servicing Accounts is not sufficient to pay required interest on the Servicing Accounts, the Servicer shall pay the difference from its own funds. The Servicing Accounts shall not be the property of the Trust.

     Section 3.09. Access to Certain Documentation and Information Regarding the
                   -------------------------------------------------------------
Mortgage Loans.
---------------

     The Servicer shall provide, and shall cause any Subservicer to provide, to the Certificate Administrator and the Trustee, access to the documentation regarding the related Mortgage Loans and REO Property and to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC (to which the Certificate Administrator and the Trustee shall also provide) access to the documentation regarding the related Mortgage Loans required by applicable regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer or the Subservicers that are designated by these entities; provided, however, that, unless otherwise required by law, the Servicer and any Subservicer shall not be required to provide access to such documentation if the provision thereof would violate the legal right to privacy of any Mortgagor; provided, further, however, that the Certificate Administrator and the Trustee shall coordinate their requests for such access so as not to impose an unreasonable burden on, or cause an unreasonable interruption of, the business of the Servicer or any Subservicer. The Servicer, the Subservicers, the Trustee and the Certificate Administrator shall allow representatives of the above entities to photocopy any of the documentation and shall provide equipment for that purpose at a charge that covers their own actual out-of-pocket costs.

     Section 3.10. [reserved]
                   ----------

     Section 3.11. Maintenance of Hazard Insurance and Fidelity Coverage.
                   ------------------------------------------------------

     (a) The Servicer shall maintain and keep, or cause each Subservicer to maintain and keep, with respect to each Mortgage Loan and each REO Property, in full force and effect hazard insurance (fire insurance with extended coverage) equal to at least the lesser of the Principal Balance of the Mortgage Loan (or the combined Principal Balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan) or the current replacement cost of the Mortgaged Property, and containing a standard mortgagee clause, provided, however, that the amount of hazard insurance may not be less than the amount necessary to prevent loss due to the application of any co-insurance provision of the related policy. Unless applicable state law requires a higher deductible, the deductible on such hazard insurance policy may be no more than $1,500 or 1% of the applicable amount of coverage, whichever is less. In the case of a condominium unit or a unit in a planned unit development, the required hazard insurance shall take the form of a multi-peril policy covering the entire condominium project or planned unit development, in an amount equal to at least 100% of the insurable value based on replacement cost. If the Servicer shall obtain and maintain a blanket policy consistent with its general mortgage servicing activities insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in this Section 3.11(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with this Section 3.11(a) and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause without any right of reimbursement. Any such deposit by the Servicer shall be made on the last Business Day of the Due Period in the month in which payments under any such policy would have been deposited in the Collection Account. In connection with its activities as servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Trust, and the Trustee, claims under any such blanket policy.

     (b) Any amounts collected by the Servicer or a Subservicer under any such hazard insurance policy (other than amounts to be applied to the restoration or repair of the Mortgaged Property or amounts released to the Mortgagor in accordance with the Servicer's or a Subservicer's normal servicing procedures, the Mortgage Note, the Mortgage or applicable law) shall be deposited in the Collection Account.

     (c) Any cost incurred by a Servicer or a Subservicer in maintaining any such individual hazard insurance policies shall not be added to the amount owing under the Mortgage Loan for the purpose of calculating monthly distributions to Certificateholders, notwithstanding that the terms of the Mortgage Loan so permit. Such costs of maintaining individual hazard insurance policies shall be recoverable by the Servicer or a Subservicer out of related late payments by the Mortgagor or out of Insurance Proceeds or Liquidation Proceeds or by the Servicer from the Repurchase Price, to the extent permitted by Section 3.07.

     (d) No earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired with respect to a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and shall require such additional insurance. When, at the time of origination of the Mortgage Loan or at any subsequent time, the Mortgaged Property is located in a federally designated special flood hazard area, the Servicer shall use its best reasonable efforts to cause with respect to the Mortgage Loans and each REO Property flood insurance (to the extent available and in accordance with mortgage servicing industry practice) to be maintained. Such flood insurance shall cover the Mortgaged Property, including all items taken into account in arriving at the Appraised Value on which the Mortgage Loan was based, and shall be in an amount equal to the lesser of (i) the Principal Balance of the related Mortgage Loan and (ii) the minimum amount required under the terms of coverage to compensate for any damage or loss on a replacement cost basis, but not more than the maximum amount of such insurance available for the related Mortgaged Property under either the regular or emergency programs of the National Flood Insurance Program (assuming that the area in which such Mortgaged Property is located is participating in such program).

Unless applicable state law requires a higher deductible, the deductible on such flood insurance may not exceed $1,500 or 1% of the applicable amount of coverage, whichever is less.

     (e) If insurance has not been maintained complying with Subsections 3.11
(a) and (d) and there shall have been a loss which would have been covered by such insurance had it been maintained, the Servicer shall pay, or cause the related Subservicer to pay, for any necessary repairs without any right of reimbursement.

     (f) The Servicer shall present, or cause the related Subservicer to present, claims under any related hazard insurance or flood insurance policy.

     (g) The Servicer shall obtain and maintain at its own expense, and shall cause each Subservicer to obtain and maintain at its own expense, and for the duration of this Agreement, a blanket fidelity bond and an errors and omissions insurance policy covering the Servicer's and such Subservicer's officers, employees and other persons acting on its behalf in connection with its activities under this Agreement. The amount of coverage shall be consistent with industry standards but in an amount not less than presently maintained by the Servicer. The Servicer shall promptly notify the Certificate Administrator and the Trustee of any material change in the terms of such bond or policy. The Servicer shall provide annually to the Certificate Administrator and the Trustee a certificate of insurance that such bond and policy are in effect. If any such bond or policy ceases to be in effect, the Servicer shall, to the extent possible, give the Certificate Administrator and the Trustee ten days' notice prior to any such cessation and shall use its reasonable best efforts to obtain a comparable replacement bond or policy, as the case may be. Any amounts relating to the Mortgage Loans collected under such bond or policy shall be deposited in the Collection Account.

     Section 3.12. Due-on-Sale Clauses; Assumption Agreements.
                   -------------------------------------------

     (a) In any case in which the Servicer is notified by any Mortgagor or Subservicer that a Mortgaged Property relating to a Mortgage Loan has been or is about to be conveyed by the Mortgagor, the Servicer shall enforce, or shall instruct such Subservicer to enforce, any due-on-sale clause contained in the related Mortgage to the extent permitted under the terms of the related Mortgage Note and by applicable law. The Servicer or the related Subservicer may repurchase a Mortgage Loan at the Repurchase Price when the Servicer requires acceleration of the Mortgage Loan, but only if the Servicer is satisfied, as evidenced by an Officer's Certificate delivered to the Certificate Administrator and the Trustee, that such Mortgage Loan is in default or default is reasonably foreseeable. If the Servicer reasonably believes that such due-on-sale clause cannot be enforced under applicable law or if the Mortgage Loan does not contain a due-on-sale clause, the Servicer is authorized, and may authorize any Subservicer, to consent to a conveyance subject to the lien of the Mortgage, and, with the consent of the MI Insurer, if applicable, to take or enter into an assumption agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the related Mortgage Note and unless prohibited by applicable state law, on condition, however, that the related Mortgage Loan shall continue to be covered by a hazard policy. In connection with any such assumption, no material term of the related Mortgage Note may be changed. The Servicer shall notify the Certificate Administrator and the Trustee, whenever possible, before the completion of such assumption agreement, and shall forward to the Certificate Administrator the original copy of such assumption agreement, which copy shall be added by the Certificate Administrator to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

     (b) Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any conveyance by the Mortgagor of the related Mortgaged Property or assumption of a Mortgage Loan which the Servicer reasonably believes it may be restricted by law from preventing, for any reason whatsoever or if the exercise of such right would impair or threaten to impair any recovery under any applicable insurance policy.

     Section 3.13. Realization Upon Defaulted Mortgage Loans.
                   ------------------------------------------

     (a) The Servicer shall, or shall direct the related Subservicer to, foreclose upon or otherwise comparably convert the ownership of properties securing any Mortgage Loans that come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.06, except that the Servicer shall not, and shall not direct the related Subservicer to, foreclose upon or otherwise comparably convert a Mortgaged Property if there is evidence of toxic waste or other environmental hazards thereon unless the Servicer follows the procedures in Subsection (c) below. In connection with such foreclosure or other conversion, the Servicer in conjunction with the related Subservicer, if any, shall use its best reasonable efforts to preserve REO Property and to realize upon defaulted Mortgage Loans in such manner as to maximize the receipt of principal and interest by the Certificateholders, taking into account, among other things, the timing of foreclosure and the considerations set forth in Subsection 3.13(b). The foregoing is subject to the proviso that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it determines in good faith (i) that such restoration or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it either through Liquidation Proceeds (respecting which it shall have priority for purposes of reimbursements from the Collection Account pursuant to Section 3.07) or through Insurance Proceeds (respecting which it shall have similar priority). The Servicer shall be responsible for all costs and expenses constituting Liquidation Expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof (as well as its normal servicing compensation) as set forth in Section 3.07. Any income from or other funds (net of any income taxes) generated by REO Property shall be deemed for purposes of this Agreement to be Liquidation Proceeds.

     Any subsequent collections with respect to any Liquidated Mortgage Loan shall be deposited to the Collection Account. For purposes of determining the amount of any Liquidation Proceeds or Insurance Proceeds, or other unscheduled collections, the Servicer may take into account any estimated additional Liquidation Expenses expected to be incurred in connection with the related defaulted Mortgage Loan.

     In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee and held by the Certificate Administrator, who shall hold the same on behalf of Trustee and the Trust in accordance with the Agreement. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgaged Property shall (except as otherwise expressly provided herein) be considered to be an outstanding Mortgage Loan held as an asset of the Trust until such time as such property shall be sold.

     (b) The Servicer shall not acquire any real property (or any personal property incident to such real property) on behalf of the Trust Fund except in connection with a default or reasonably foreseeable default of a Mortgage Loan. In the event that the Servicer acquires any real property (or personal property incident to such real property) on behalf of the Trust Fund in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Servicer on behalf of the Trust Fund as soon as reasonably practicable, but in no event later than three years after its acquisition on behalf of the Trust Fund.

     (c) With respect to any Mortgage Loan as to which the Servicer or a Subservicer has received notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the Mortgaged Property, the Servicer shall promptly notify the Certificate Administrator and the Trustee, and shall act in accordance with any such directions and instructions provided by the Certificate Administrator on behalf of, and after consulting with the Trustee. If the Certificate Administrator, on behalf of the Trustee has not provided directions and instructions to the Servicer in connection with any such Mortgage Loan within 5 days of a request by the Servicer for such directions and instructions, then the Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund (other than proceeding against the Mortgaged Property) and is hereby authorized at such time as it deems appropriate to release such Mortgaged Property from the lien of the related Mortgage. The parties hereto acknowledge that the Servicer shall not obtain on behalf of the Trust a deed as a result or in lieu of foreclosure, and shall not otherwise acquire possession of or title to, or commence any proceedings to acquire possession of or title to, or take any other action with respect to, any Mortgaged Property, if the Trust could reasonably be considered to be a responsible party for any liability arising from the presence of any toxic or hazardous substance on the Mortgaged Property.

     Section 3.14. Certificate Administrator to Cooperate; Release of Mortgage
                   -----------------------------------------------------------
Files.
------

     (a) Upon payment in full of any Mortgage Loan, the Servicer will immediately notify the Certificate Administrator and the Trustee by a certification signed by a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in the Collection Account have been so deposited) and shall request delivery to the Servicer or Subservicer, as the case may be, of the Mortgage File. Upon receipt of such certification and request, the Certificate Administrator, on behalf of the Trustee, shall promptly cause to be released the related Mortgage File to the Servicer or Subservicer and execute and deliver to the Servicer, without recourse, the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage (furnished by the Servicer), together with the Mortgage Note with written evidence of cancellation thereon.

     (b) From time to time as is appropriate, for the servicing or foreclosure of any Mortgage Loan or collection under an insurance policy, the Servicer may deliver to the Certificate Administrator a Request for Release signed by a Servicing Officer on behalf of the Servicer in substantially the form attached as Exhibit E hereto. Upon receipt of the Request for Release, the Certificate Administrator, on behalf of the Trustee, shall deliver the Mortgage File or any document therein to the Servicer or Subservicer, as the case may be, as bailee for the Trustee.

     (c) The Servicer shall cause each Mortgage File or any document therein released pursuant to Subsection 3.14(b) to be returned to the Certificate Administrator when the need therefor no longer exists, and in any event within 21 days of the Servicer's receipt thereof, unless the Mortgage Loan has become a Liquidated Mortgage Loan and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or such Mortgage File is being used to pursue foreclosure or other legal proceedings. Prior to return of a Mortgage File or any document to the Certificate Administrator, the Servicer, the related insurer or Subservicer to whom such file or document was delivered shall retain such file or document in its respective control as bailee for the Certificate Administrator, on behalf of the Trustee, unless the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, to initiate or pursue legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Certificate Administrator and the Trustee, a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. If a Mortgage Loan becomes a Liquidated Mortgage Loan, the Certificate Administrator, on behalf of the Trustee, shall deliver the Request for Release with respect thereto to the Servicer upon deposit of the related Liquidation Proceeds in the Collection Account.

     (d) The Certificate Administrator, on behalf of the Trustee, shall execute and deliver or cause to be executed and delivered to the Servicer any court pleadings, requests for trustee's sale or other documents necessary to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage; (iii) obtain a deficiency judgment against the Mortgagor; or
(iv) enforce any other rights or remedies provided by the Mortgage Note or Mortgage or otherwise available at law or equity. Together with such documents or pleadings the Servicer shall deliver to the Certificate Administrator and the Trustee a certificate of a Servicing Officer in which it requests the Certificate Administrator, on behalf of the Trustee, to execute or cause to be executed the pleadings or documents. The certificate shall certify and explain the reasons for which the pleadings or documents are required. It shall further certify that the Trustee's or the Certificate Administrator's execution and delivery of the pleadings or documents will not invalidate any insurance coverage under the insurance policies or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

     Section 3.15. Servicing Compensation.
                   -----------------------

     (a) As compensation for its activities hereunder, the Servicer shall be entitled to receive the Servicing Fee (out of which it will pay the Trustee) from full payments of accrued interest on each Mortgage Loan. The Servicer shall be solely responsible for paying any and all fees with respect to a Subservicer, and the Trustee and the Trust Fund shall not bear any fees, expenses or other costs directly associated with any Subservicer.

     (b) The Servicer may retain additional servicing compensation in the form of late payment charges, to the extent such charges are collected from the related Mortgagors and investment earnings on the Collection Account. The Servicer shall be required to pay all expenses it incurs in connection with servicing activities under this Agreement and shall not be entitled in connection with servicing activities under this Agreement to reimbursement except as provided in this Agreement. Expenses to be paid by the Servicer without reimbursement under this Subsection 3.15(b) shall include payment of the expenses of the accountants retained pursuant to Section 3.17.

     Section 3.16. Annual Statements of Compliance.
                   --------------------------------

     Within 90 days after December 31 of each year, the Servicer at its own expense shall deliver to the Certificate Administrator, with a copy to the Trustee and the Rating Agencies, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled its obligations under this Agreement in all material respects for such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Servicer to remedy such default; (iii) a review of the activities of each Subservicer during the Subservicer's most recently ended calendar year and its performance under its Subservicing Agreement has been made under such officer's supervision; and (iv) to the best of the Servicing Officer's knowledge, based on his review and the certification of an officer of the Subservicer (unless the Servicing Officer has reason to believe that reliance on such certification is not justified), either each Subservicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement and its Subservicing Agreement in all material respects throughout the year, or, if there has been a default in performance or fulfillment of any such duties, responsibilities or obligations, specifying the nature and status of each such default known to the Servicing Officer. Copies of such statements shall be provided by the Servicer to the Certificateholders upon request or by the Certificate Administrator at the expense of the Servicer should the Servicer fail to provide such copies.

     Section 3.17. Annual Independent Public Accountants' Servicing Report.
                   --------------------------------------------------------

     (a) Within 90 days after December 31 of each year, the Servicer, at its expense, shall cause a firm of independent public accountants who are members of the American Institute of Certified Public Accountants to furnish a statement to the Servicer, which will be provided to the Certificate Administrator, the Trustee, and the Rating Agencies, to the effect that, in connection with the firm's examination of the Servicer's financial statements as of the end of such calendar year, nothing came to their attention that indicated that the Servicer was not in compliance with Sections 3.06, 3.07 and 3.08 except for (i) such exceptions as such firm believes to be immaterial and (ii) such other exceptions as are set forth in such statement.

     (b) Within 90 days after December 31 of each year, the Servicer, at its expense, shall, and shall cause each Subservicer to cause, a nationally recognized firm of independent certified public accountants to furnish to the Servicer or such Subservicer, as the case may be, a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Servicer or such Subservicer, as the case may be, which includes an assertion that the Servicer or such Subservicer, as the case may be, has complied with certain minimum mortgage loan servicing standards identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America with respect to the servicing of first lien conventional single family mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. Immediately upon receipt of such report, the Servicer shall or shall cause each Subservicer to furnish a copy of such report to the Certificate Administrator, the Trustee and the Rating Agencies.

     Section 3.18. Optional Purchase of Defaulted Mortgage Loans.
                   ----------------------------------------------

     Subject to the limitations set forth in Section 10.02 hereof, the Servicer shall have the right, but not the obligation; to purchase any Mortgage Loan which becomes 90 days or more delinquent at a purchase price equal to the Repurchase Price (a) within 29 days after the date the Mortgage Loan becomes 90 days delinquent or (b) on the date the Servicer liquidates the related Mortgage Property. The procedure for such purchase shall be the same as for a repurchase made by the Seller under the Purchase Agreement.

     Section 3.19. Information Required by the Internal Revenue Service
                   ----------------------------------------------------
Generally and Reports of Foreclosures and Abandonments of Mortgaged Property.
-----------------------------------------------------------------------------

     The Servicer shall prepare and deliver all federal and state information reports when and as required by all applicable state and federal income tax laws. In particular, with respect to the requirement under Section 6050J of the Code to the effect that the Servicer or Subservicer shall make reports of foreclosures and abandonments of any mortgaged property, the Servicer or Subservicer shall file reports relating to each instance occurring during the previous calendar year in which the Servicer (i) acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports from the Servicer or Subservicer shall be in form and substance sufficient to meet the reporting requirements imposed by Section 6050J, Section 6050H (reports relating to mortgage interest received) and Section 6050P of the Code (reports relating to cancellation of indebtedness).

     Section 3.20. Purchase of Converted Mortgage Loans.
                   -------------------------------------

     Pursuant to the Converted Loan Purchase Agreement, the Converted Loan Purchaser shall be obligated to purchase from the Trust any Converted Mortgage Loans at the Repurchase Price. The Servicer shall promptly notify the Certificate Administrator, the Trustee and the Converted Loan Purchaser of each Mortgage Loan which becomes a Converted Mortgage Loan. If the Converted Loan Purchaser fails to purchase any Converted Loan, the Servicer shall be terminated and the Certificate Administrator shall be the Servicer and is obligated to make such purchase under the Converted Loan Purchase Agreement.

     Section 3.21. [Reserved]
                   ----------

     Section 3.22. Servicing and Administrating of the MI Policies.
                   ------------------------------------------------

     (a) The Servicer shall take all such actions on behalf of the Trustee as are necessary to service, maintain and administer the MI Policies and to perform the Trustee's obligations and enforce the Trustee's rights under the MI Policies, which actions shall conform to the standards of an institution prudently administering MI Policies for its own account. Except as expressly set forth herein, the Servicer shall have full authority on behalf of the Trust to do anything it reasonably deems appropriate or desirable in connection with the servicing, maintenance and administration of the MI Policies. The Servicer shall make its best reasonable efforts to file all insured claims under the MI Policies and collect from the MI Insurer all Insurance Proceeds due to the Trustee under the MI Policies. The Servicer shall not take, or permit any subservicer to take, any action which would result in non-coverage under any applicable MI Policy of any loss which, but for the actions of the Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Servicer shall keep or cause to be kept in full force and effect each such MI Policy for the life of the Mortgage Loan; provided, however, that if a MI Insurer Insolvency Event has occurred and is continuing, the Servicer may terminate the MI Policy on any Mortgage Loan that is not then past due. The Servicer shall cooperate with the MI Insurer and shall use its best efforts to furnish all reasonable aid, evidence and information in the possession of the Servicer or to which the Servicer has access with respect to any Mortgage Loan.

     (b) The Servicer shall deposit into the Collection Account pursuant to
Section 3.06(d)(v) hereof all MI Insurance Proceeds received from the MI Insurer under the terms of the MI Policies. The Servicer shall withdraw from the Collection Account and pay to the MI Insurer pursuant to Section 3.07(a)(xii) hereof, the monthly MI Premiums due to the MI Insurer in accordance with the terms of the MI Insurance Agreements.

     (c) Notwithstanding the provisions of Subsection 3.22(a) and (b), the Servicer shall not take any action in regard to the MI Policies inconsistent with the interests of the Trustee or the Certificateholders or with the rights and interests of the Trustee or the Certificateholders under this Agreement; provided, however, that payments of the monthly MI Premiums to the MI Insurer pursuant to Subsection 3.22(b) above and Section 3.07(a)(xiii) hereof shall be deemed not to be inconsistent with such interests.

     (d) The Trustee and the Certificate Administrator, on behalf of the Trustee, shall furnish the Servicer with any powers of attorney and other documents in form as provided to it necessary or appropriate to enable the Servicer to service and administer the MI Policies; provided, however, that neither the Certificate Administrator nor the Trustee shall be liable for the actions of the Servicer under such powers of attorney.

     (e) If at any time during the term of this Agreement, a MI Insurer Insolvency Event has occurred and is continuing, the Servicer agrees to review, not less often than monthly, the financial condition of the related MI Insurer with a view towards determining whether recoveries under the MI Policy are jeopardized for reasons related to the financial condition of the related MI Insurer. In such event, the Servicer may obtain an additional MI Policy or a replacement MI Policy, the MI Premiums on which would be paid by the Servicer from the Collection Account pursuant to Section 3.07(a)(xiii) hereof.

     (f) The Servicer shall comply with all other terms, conditions and obligations set forth in the MI Policies.

     Section 3.23. Determination Date Reports.
                   ---------------------------

     On the second Business Day following each Determination Date, the Servicer shall deliver to the Certificate Administrator a report, prepared as of the close of business on the Determination Date (the "Determination Date Report"), and shall forward to the Certificate Administrator in the form of computer readable electromagnetic tape or disk a copy of such report. The Determination Date Report and any written information supplemental thereto shall include such information with respect to the Mortgage Loans that is reasonably available to the Servicer and that is required by the Certificate Administrator for purposes of making the calculations and providing the reports referred to in this Agreement, as set forth in written specifications or guidelines issued by the Certificate Administrator from time to time. Such information shall include the aggregate amounts required to be withdrawn from the Collection Account and deposited into the Payment Account pursuant to Section 3.07. Such information shall also include (a) the number of Mortgage Loans that prepaid in the previous month; (b) the loan balance of each such Mortgage Loan; (c) whether a prepayment penalty was applied to such Mortgage Loan; and (d) the amount of prepayment penalty with respect to each such Mortgage Loan. The Servicer agrees to cooperate with the Certificate Administrator in providing all information as is reasonably requested by the Certificate Administrator to prepare the reports required under the Agreement.

     The determination by the Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee and the Certificate Administrator shall be fully protected in relying upon the same without any independent check or verification.

     Section 3.24. Advances.
                   ---------

     If any Monthly Payment (together with any advances from the Subservicers) on a Mortgage Loan that was due on the immediately preceding Due Date and delinquent on the

Determination Date is delinquent other than as a result of application of the Relief Act, the Servicer will deposit in the Collection Account not later than the Servicer Remittance Date immediately preceding the related Distribution Date an amount equal to such deficiency net of the related Servicing Fee for such Mortgage Loan, except to the extent the Servicer determines any such advance to be nonrecoverable from Liquidation Proceeds, Insurance Proceeds or future payments on such Mortgage Loan. Subject to the foregoing and in the absence of such a determination, the Servicer shall continue to make such advances through the date that the related Mortgaged Property has, in the judgment of the Servicer, been completely liquidated.

     The Servicer may fund an Advance from its own corporate funds, advances made by any subservicer or funds held in the Collection Account for future payment or withdrawal.

     Advances made from funds held in the Collection Account may be made by the Servicer from subsequent collections of principal and interest received on other Mortgage Loans and deposited into the Collection Account. Advances made from the Collection Account are not limited to subsequent collections of principal and interest received on the delinquent Mortgage Loan with respect to which an Advance is made. If on the Servicer Remittance Date prior to any Distribution Date funds in the Collection Account are less than the amount required to be paid to the Certificateholders on such Distribution Date, then the Servicer shall deposit its own funds into the Payment Account in the amount of the lesser of (i) any unreimbursed Advances previously made by the Servicer with funds held in the Collection Account or (ii) the shortfall in the Collection Account, provided, however, that in no event shall the Servicer deposit into the Collection Account an amount that is less than any shortfall in the Collection Account attributable to delinquent payments on Mortgage Loans which the Servicer deems to be recoverable and which has not been covered by an Advance from the Servicer's own corporate funds or any subservicer's funds. If applicable, on the Servicer Remittance Date preceding each Distribution Date, the Servicer shall present an Officer's Certificate to the Certificate Administrator, and the Trustee (i) stating that the Servicer elects not to make an Advance in a stated amount and (ii) detailing the reason it deems the advance to be nonrecoverable.

     Section 3.25. Compensating Interest Payments.
                   -------------------------------

     The Servicer shall deposit in the Collection Account not later than the Servicer Remittance Date preceding the Distribution Date an amount equal to the Compensating Interest related to the related Determination Date. The Servicer shall not be entitled to any reimbursement of any Compensating Interest payment.

                                   ARTICLE IV

                                  FLOW OF FUNDS

     Section 4.01. Distributions.
                   --------------

     (a) On each Distribution Date, the Certificate Administrator, on behalf of the Trustee, shall (based solely on the information provided to the Trustee by the Certificate

Administrator pursuant to Section 4.03 hereof) withdraw from the Distribution Account that portion of REMIC Available Funds for such Distribution Date consisting of the Interest Remittance Amount for such Distribution Date, and make the following disbursements and transfers in the order of priority described below, in each case to the extent of the Interest Remittance Amount remaining for such Distribution Date:

          (i) On each Distribution Date, the Certificate Administrator, on behalf of the Trustee, will first distribute the Prepayment Charges collected on the Group I Mortgage Loans and on the Group II Mortgage Loans during the prior Prepayment Period to the Holders of the Class P Certificates. After making that distribution, the Certificate Administrator, on behalf of the Trustee, will distribute, pro rata from both the Group I Interest Remittance Amount and the Group II Interest Remittance Amount, the Certificate Administrator Fee which is due on that Distribution Date to the Certificate Administrator. After making that distribution, the Certificate Administrator, on behalf of the Trustee, will then apply the remaining Interest Remittance Amount to the payment of interest then due on the certificates in the following order of priority:

          (A) first, concurrently, with equal priority of payment:

               (I) payable solely from the Group I Interest Remittance Amount for that Distribution Date or, to the extent that the Group I Interest Remittance Amount is less than the related REMIC Monthly Interest Distributable Amount, also from the Group II Cross Collateralization Amount for that Distribution Date, to the Holders of the Class A-1 Certificates, the REMIC Monthly Interest Distributable Amount for such Class;

               (II) payable solely from the Group II Interest Remittance Amount for that Distribution Date or, to the extent that the Group II Interest Remittance Amount is less than the related REMIC Monthly Interest Distributable Amount, also from the Group I Cross Collateralization Amount for that Distribution Date, to the Holders of the Class A-2 Certificates and the Class A-3 Certificates, the REMIC Monthly Interest Distributable Amount for each such Class; these payments are of equal priority to these two Classes, and, in the event that the amount available is insufficient to pay both Classes the full amount due, the amount paid to the Holders of each of these two Classes will be a pro rata portion of the remaining Group II Interest Remittance Amount, with the allocation based on the relative proportions of the REMIC Monthly Interest Distributable Amount for the Class A-2 Certificates and the Class A-3 Certificates; and

               (III) payable from both the Group I Interest Remittance Amount and the Group II Interest Remittance Amount, the Class AIO Monthly Interest Distributable Amount, which shall be paid as follows:

                    (x) first, to the Holders of the Class AIO Certificates, the
                        -----
               Class AIO Unpaid Interest Shortfall Amount; and

                    (y) second, to the Supplemental Interest Account for further
                        ------
               application in accordance with Section 4.04 hereof, the Class AIO Current Interest.

          (B) second, payable from both the Group I Interest Remittance Amount
              ------
     and the Group II Interest Remittance Amount, to the Holders of the Class M-1 Certificates, the REMIC Monthly Interest Distributable Amount for Class M-1;

          (C) third, payable from both the Group I Interest Remittance Amount
              -----
     and the Group II Interest Remittance Amount, to the Holders of the Class M-2 Certificates, the REMIC Monthly Interest Distributable Amount for Class M-2;

          (D) fourth, payable from both the Group I Interest Remittance Amount
              ------
     and the Group II Interest Remittance Amount, to the Holders of the Class M-3 Certificates, the REMIC Monthly Interest Distributable Amount for Class M-3;

          (E) fifth, payable from both the Group I Interest Remittance Amount
              -----
     and the Group II Interest Remittance Amount, to the Holders of each Class of the Offered Certificates, the Available Funds Cap Carry-Forward Amount for that Class, such amount to be paid in the following order of priority: the Class A Certificates (pro rata based upon the Certificate Principal Balances of each such Class), the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates; and

          (F) sixth, payable from both the Group I Interest Remittance Amount
              -----
     and the Group II Interest Remittance Amount, to the Holders of the Class RU Certificates, any remainder.

          (ii) On each Distribution Date (a) prior to the Crossover Date or (b) on which a Trigger Event is in effect, the Certificate Administrator, on behalf of the Trustee, shall (based solely on the information provided to the Trustee by the Certificate Administrator pursuant to Section 4.03 hereof) withdraw from the Distribution Account that portion of the REMIC Available Funds for such Distribution Date consisting of the Principal Remittance Amount and make the following disbursements and transfers in the order of priority described below:

          (A) first, concurrently, with equal priority of payment:
              -----

               (I) payable solely from the Group I Principal Remittance Amount, to the Holders of the Class A-1 Certificates, the entire amount of the Group I Principal Remittance Amount, until the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero; and

               (II) payable solely from the Group II Principal Remittance Amount, to the Holders of the Class A-2 Certificates and the Class A-3 Certificates, on a pro rata basis, the entire amount of the Group II Principal Remittance Amount, until the Certificate Principal Balances of the Class A-2 Certificates and the Class A-3 Certificates have been reduced to zero (except that on the Class P Principal

          Distribution Date, the Certificate Principal Balance of the Class P Certificates shall first be paid to the Holders of the Class P Certificates); these payments are of equal priority to these two Classes, and, in the event that the amount available is insufficient to pay both Classes the full amount due, the amount paid to the Holders of each of these two Classes will be a pro rata portion of the Group II Principal Remittance Amount available, with the allocation based on the relative proportions of the outstanding Certificate Principal Balances of the Class A-2 Certificates and the Class A-3 Certificates;

          (B) second, concurrently, with equal priority of payment:
              ------

               (I) if the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero, then to the Holders of the Class A-2 Certificates and the Class A-3 Certificates, on a pro rata basis, the amount of any remaining Group I Principal Remittance Amount, until the Certificate Principal Balances of the Class A-2 Certificates and the Class A-3 Certificates have been reduced to zero; these payments are of equal priority to these two Classes, and, in the event that the amount available is insufficient to pay both Classes the full amount due, the amount paid to the Holders of each of these two Classes will be a pro rata portion of the Group I Principal Remittance Amount available, with the allocation based on the relative proportions of the Certificate Principal Balances of the Class A-2 Certificates and the Class A-3 Certificates; and

               (II) if the Certificate Principal Balance of the Class A-2 Certificates and the Class A-3 Certificates have been reduced to zero, then to the Holders of the Class A-1 Certificates, the amount of any remaining Group II Principal Remittance Amount, until the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero;

          (C) third, payable from both the Group I Principal Remittance Amount
              -----
     and the Group II Principal Remittance Amount, to the Holders of the Class M-1 Certificates, the entire remaining amount of the Principal Remittance Amount until the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero;

          (D) fourth, payable from both the Group I Principal Remittance Amount
              ------
     and the Group II Principal Remittance Amount, to the Holders of Class M-2 Certificates, the entire remaining amount of the Principal Remittance Amount until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero;

          (E) fifth, payable from both the Group I Principal Remittance Amount
              -----
     and the Group II Principal Remittance Amount, to the Holders of the Class M-3 Certificates, the entire remaining amount of the Principal Remittance Amount until the Certificate Principal Balance of the Class M-3 Certificates has been reduced to zero;

          (F) sixth, payable from both the Group I Principal Remittance Amount
              -----
     and the Group II Principal Remittance Amount, to the Trustee and the Certificate Administrator, pro rata, any amounts owed to them under the
                                --- ----
     Basic Documents remaining unpaid;

          (G) seventh, payable from both the Group I Principal Remittance Amount
              -------
     and the Group II Principal Remittance Amount, to the Servicer, the amount of any reimbursement of indemnification owed to it by the Trust pursuant to
     Section 6.03 hereof;

          (H) eighth, payable from both the Group I Principal Remittance Amount
              ------
     and the Group II Principal Remittance Amount, to the Holders of the Class O Certificates, the entire remaining amount of the Principal Remittance Amount until the Certificate Principal Balance of the Class O Certificates have been reduced to zero; and

          (I) ninth, payable from both the Group I Principal Remittance Amount
              -----
     and the Group II Principal Remittance Amount, to the Holders of the Class RU Certificates, any remainder.

          (iii) On each Distribution Date (a) on or after the Crossover Date and
     (b) on which a Trigger Event is not in effect, the Certificate Administrator, on behalf of the Trustee, shall (based solely on the information provided to the Trustee by the Certificate Administrator pursuant to Section 4.03 hereof) withdraw from the Distribution Account that portion of the REMIC Available Funds for such Distribution Date consisting of the Principal Remittance Amount and make the following disbursements and transfers in the order of priority described below:

          (A) first, concurrently, with equal priority of payment:
              -----

               (I) payable solely from the Group I Principal Remittance Amount, to the holders of the Class A-1 Certificates, the Class A-1 Principal Distribution Amount, until the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero; and

               (II) payable solely from the Group II Principal Remittance Amount, to the holders of the Class A-2 Certificates and the Class A-3 Certificates, the Class A-2 Principal Distribution Amount and the Class A-3 Principal Distribution Amount, respectively, until the Certificate Principal Balances of the Class A-2 Certificates and the Class A-3 Certificates have been reduced to zero (except that on the Class P Principal Distribution Date, the Certificate Principal Balance of the Class P Certificates shall first be paid to the holders of the Class P Certificates); these payments are of equal priority to these two classes, and, in the event that the amount available is insufficient to pay both classes the full amount due, the amount paid to the holders of each of these two classes will be a pro rata portion of the amount available, with the allocation based on the relative proportions of the outstanding Certificate Principal Balances of the Class A-2 Certificates and the Class A-3 Certificates;

          (B) second, concurrently, with equal priority of payment;
              ------

               (I) if the Group I Principal Remittance Amount was insufficient to pay the Class A-1 Principal Distribution Amount, then payable from the remaining Group II Principal Remittance Amount, to the holders of the Class A-1 Certificates, the unpaid portion of the Class A-1 Principal Distribution Amount; and

               (II) if the Group II Principal Remittance Amount was insufficient to pay the Class A-2 Principal Distribution Amount and the Class A-3 Principal Distribution Amount, respectively, then payable from the remaining Group I Principal Remittance Amount, to the holders of the Class A-2 Certificates and the Class A-3 Certificates, the unpaid portion of the Class A-2 Principal Distribution Amount and the Class A-3 Principal Distribution Amount, respectively; these payments are of equal priority to these two classes, and, in the event that the amount available is insufficient to pay both classes the full amount due, the amount paid to the holders of each of these two classes will be a pro rata portion of the amount available, with the allocation based on the relative proportions of the outstanding Certificate Principal Balances of the Class A-2 Certificates and the Class A-3 Certificates.

          (C) third, payable from both the Group I Principal Remittance Amount
              -----
     and the Group II Principal Remittance Amount, to the Holders of the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero;

          (D) fourth, payable from both the Group I Principal Remittance Amount
              ------
     and the Group II Principal Remittance Amount, to the Holders of the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero;

          (E) fifth, payable from both the Group I Principal Remittance Amount
              -----
     and the Group II Principal Remittance Amount, to the Holders of the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-3 Certificates has been reduced to zero;

          (F) sixth, payable from both the Group I Principal Remittance Amount
              -----
     and the Group II Principal Remittance Amount, to the Trustee and the Certificate Administrator, pro rata, any amounts owed to them under the Basic Documents remaining unpaid;

          (G) seventh, payable from both the Group I Principal Remittance Amount
              -------
     and the Group II Principal Remittance Amount, to the Servicer, the amount of any reimbursement of indemnification owed to it by the Trust pursuant to
     Section 6.03 hereof;

          (H) eighth, payable from both the Group I Principal Remittance Amount
              ------
     and the Group II Principal Remittance Amount, to the Holders of the Class O Certificates, the entire remaining amount of the Principal Remittance Amount until the Certificate Principal Balance of the Class O Certificates has been reduced to zero; and

          (I) ninth, payable from both the Group I Principal Remittance Amount
              -----
     and the Group II Principal Remittance Amount, to the Holders of the Class RU Certificates, any remainder.

          (b) Method of Distribution. The Certificate Administrator, on behalf
              ----------------------
of the Trustee, shall make distributions in respect of a Distribution Date to each Certificateholder of record on the related Record Date (other than as provided in Section 11.01 respecting the final distribution), in the case of Certificateholders of the Regular Certificates, by check or money order mailed to such Certificateholder at the address appearing in the Certificate Register, or by wire transfer. Distributions among Certificateholders shall be made in proportion to the Percentage Interests evidenced by the Certificates held by such Certificateholders.

          (c) Distributions on Book-Entry Certificates. Each distribution with
              ----------------------------------------
respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Certificates. None of the Certificate Administrator, the Trustee, the Company, the Servicer or the Seller shall have any responsibility therefor except as otherwise provided by applicable law.

          Section 4.02. Payment Account and Distribution Account.
                        -----------------------------------------

          (a) No later than the Closing Date, the Certificate Administrator shall establish and maintain a segregated trust account that is an Eligible Account, which shall be titled "Payment Account, First Union National Bank, as Certificate Administrator for the registered holders of NovaStar Mortgage Funding Trust 2001-2, Home Equity Loan Asset-Backed Certificates, Series 2001-2" (the "Payment Account"). The Certificate Administrator shall, promptly upon
      ---------------
receipt, deposit in the Payment Account and retain therein the Interest Remittance Amount and the Principal Remittance Amount remitted on each Servicer Remittance Date to the Certificate Administrator by the Servicer, as well as amounts transferred from the Interest Coverage Account and the Pre-Funding Account. Funds deposited in the Payment Account shall be held in trust by the Certificate Administrator for the Certificateholders for the uses and purposes set forth herein.

     (b) The Certificate Administrator may invest funds deposited in the Payment Account in Permitted Investments in its discretion with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Certificate Administrator or an Affiliate manages or advises such investment, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Certificate Administrator or an Affiliate manages or advises such investment. All income or other gain from such investments may be released from the Payment Account and paid to the Certificate Administrator, from time to time as part of its compensation for acting as Certificate Administrator.

          (c) Amounts on deposit in the Payment Account shall be withdrawn by the Certificate Administrator as follows:

          (i) To deposit into the Distribution Account funds to pay the distributions described in Section 4.01 hereof;

          (ii) To withdraw any amount not required to be deposited in the Payment Account or deposited therein in error; and

          (iii) To clear and terminate the Payment Account upon the termination of this Agreement, with any amounts remaining on deposit therein being paid to the Holders of the Class RU Certificates.

          (d) [reserved].

          (e) No later than the Closing Date, the Certificate Administrator, on behalf of the Trustee, shall establish and maintain a segregated trust account that is an Eligible Account, which shall be titled "Distribution Account, Citibank, N.A., as Trustee for the registered holders of NovaStar Mortgage Funding Trust 2001-2, Home Equity Loan Asset-Backed Certificates, Series 2001-2" (the "Distribution Account"). The Certificate Administrator shall, promptly upon
      --------------------
receipt, deposit in the Distribution Account and retain therein amounts transferred from the Payment Account. Funds deposited in the Distribution Account shall be held in trust by the Certificate Administrator, on behalf of the Trustee, for the Certificateholders for the uses and purposes set forth herein.

          (f) The Certificate Administrator, on behalf of the Trustee, may invest funds deposited in the Distribution Account in Permitted Investments in its discretion with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Certificate Administrator, on behalf of the Trustee, or an Affiliate manages or advises such investment, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Certificate Administrator, on behalf of the Trustee, or an Affiliate manages or advises such investment. All income or other gain from such investments may be released from the Distribution Account and paid to the Trustee, from time to time as part of its compensation for acting as Trustee.

          (g) Amounts on deposit in the Distribution Account shall be withdrawn by the Certificate Administrator, on behalf of the Trustee, as follows:

          (i) To fund the distributions described in Section 4.01 hereof;

          (ii) To withdraw any amount not required to be deposited in the Distribution Account or deposited therein in error; and

          (iii) To clear and terminate the Distribution Account upon the termination of this Agreement, with any amounts remaining on deposit therein being paid to the Holders of the Class RU Certificates.

          (h) On each Distribution Date, the Certificate Administrator, on behalf of the Trustee, shall distribute all amounts on deposit in the Distribution Account established by it to Certificateholders in respect of the Certificates and to such other persons in the order of priority set forth in
Section 4.01 hereof.

          Section 4.03. Statements.
          -----------

          (a) On each Distribution Date, based, as applicable, on information provided to it by the Servicer, the Certificate Administrator shall prepare and make available to each Holder of the Regular Certificates, the Servicer and the Rating Agencies, a statement as to the distributions made on such Distribution
Date:

          (i) the amount of the distribution made on such Distribution Date to the Holders of each Class of Regular Certificates, separately identified, allocable to principal and the amount of the distribution made to the Holders of the Class P Certificates allocable to Prepayment Charges;

          (ii) the amount of the distribution made on such Distribution Date to the Holders of each Class of Regular Certificates (other than the Class P Certificates) allocable to interest, separately identified;

          (iii) the Pool Balance at the Close of Business at the end of the related Due Period;

          (iv) the number, aggregate principal balance, and weighted average Mortgage Rate of the Mortgage Loans as of the related Determination Date and the number and aggregate principal balance of all Subsequent Mortgage Loans added during the preceding Prepayment Period;

          (v) the number and aggregate unpaid principal balance of Mortgage Loans that were (A) Delinquent (exclusive of Mortgage Loans in bankruptcy or foreclosure and REO Properties) (1) 30 to 59 days, (2) 60 to 89 days and
     (3) 90 or more days, (B) as to which foreclosure proceedings have been commenced and (C) REO Properties;

          (vi) the aggregate amount of Principal Prepayments made during the related Prepayment Period;

          (vii) the aggregate amount of Realized Losses incurred during the related Prepayment Period and the cumulative amount of Realized Losses;

          (viii) the Certificate Principal Balance of each class of the Class A Certificates, each class of the Mezzanine Certificates and the Class O Certificates, after giving effect to the distributions made on such Distribution Date;

          (ix) the Unpaid Interest Shortfall Amount, if any, with respect to each class of the Class A Certificates, each class of the Mezzanine Certificates and the Class AIO Certificates for such Distribution Date;

          (x) the aggregate amount of any Prepayment Interest Shortfalls for such Distribution Date, to the extent not covered by payments by the Servicer pursuant to Section 3.25;

          (xi) the Credit Enhancement Percentage for such Distribution Date;

          (xii) the Available Funds Cap Carryforward Amount for each class of the Class A Certificates and each class of the Mezzanine Certificates, if any, for such Distribution Date and the amount remaining unpaid after reimbursements therefor on such Distribution Date;

          (xiii) the respective REMIC Pass-Through Rates applicable to each class of the Class A Certificates, each class of the Mezzanine Certificates and the Class AIO Certificates for such Distribution Date and the REMIC Pass-Through Rate applicable to each class of the Class A Certificates and each class of the Mezzanine Certificates for the immediately succeeding Distribution Date;

          (xiv) the Supplemental Interest Payment for each Class on such Distribution Date;

          In the case of information furnished pursuant to subclauses (i) and
(ii) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class for each $1,000 original dollar amount as of the Closing Date.

          The Certificate Administrator may, in the absence of manifest error, conclusively rely upon the Determination Date Report of the Servicer in its preparation of the statement to Certificateholders pursuant to this Section 4.03.

          (b) Within a reasonable period of time after the end of each calendar year, the Certificate Administrator shall, upon written request, furnish to each Person who at any time during the calendar year was a Certificateholder of a Regular Certificate, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (i) and (ii) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Certificate Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished by the Certificate Administrator to Certificateholders pursuant to any requirements of the Code as are in force from time to time.

          (c) On each Distribution Date, the Certificate Administrator shall forward to the Residual Certificateholders a copy of the reports forwarded to the Regular Certificateholders in respect of such Distribution Date with such other information as the Certificate Administrator deems necessary or appropriate.

          (d) Within a reasonable period of time after the end of each calendar year, the Certificate Administrator shall deliver to each Person who at any time during the calendar year was a Residual Certificateholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Residual Certificateholder. Such obligation of the Certificate Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished to Certificateholders by the Certificate Administrator pursuant to any requirements of the Code as from time to time in force.

          (e) No later than noon on the Business Day prior to each Distribution Date, the Certificate Administrator shall forward, by facsimile transmission, the statement prepared pursuant to paragraph (a) of this Section 4.03, together with all other information reasonably necessary to make the distributions pursuant to Section 4.01 of this Agreement, to the Trustee. On each Distribution Date, the Certificate Administrator, on behalf of the Trustee, shall forward by mail to each Certificateholder the statement prepared pursuant to paragraph (a) of this Section 4.03. Neither the Trustee nor the Certificate Administrator shall have any responsibility to (i) verify information provided by the Servicer to be included in such statement or (ii) include any information required to be included in such statement if the Servicer has failed to timely produce such information to the Certificate Administrator, as required pursuant hereto.

          Section 4.04. Supplemental Interest Account.
                        ------------------------------

          (a) The parties do hereby create and establish a sub-trust of the Trust Fund, which shall hold an account, which, no later than the Closing Date, the Certificate Administrator shall, at the direction of the Servicer, establish and maintain, on behalf of the Trustee, as a segregated trust account that is an Eligible Account, which shall be titled "Supplemental Interest Account, First Union National Bank, as Certificate Administrator for the registered holders of NovaStar Mortgage Funding Trust 2001-2, Home Equity Loan Asset-Backed Certificates, Series 2001-2" (the "Supplemental Interest Account"). The
                                   -----------------------------
Certificate Administrator shall, promptly upon receipt, deposit in the Supplemental Interest Account each distribution of the Class AIO Current Interest pursuant to Section 4.01(a)(i)(A)(ii). Funds deposited in the Supplemental Interest Account shall be held in trust by the Certificate Administrator for the Certificateholders for the uses and purposes set forth herein.

          (b) The Certificate Administrator will invest funds deposited in the Supplemental Interest Account as directed in writing by the Servicer in Permitted Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Certificate Administrator or an Affiliate manages or advises such investment, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Certificate Administrator or an Affiliate manages or advises such investment. All income and gain realized from investment of funds deposited in the Supplemental Interest Account shall be credited to such Account. The Supplemental Interest Account will be an asset of one or more of the REMICs created hereunder.

          (c) On each Distribution Date, the Certificate Administrator shall distribute the funds held in the Supplemental Interest Account as follows:

          (i) first, to pay, on a pro rata basis, by Certificate Principal
              -----
     Balance, the Supplemental Interest Payment for the Class A-1 Certificates, Class A-2 Certificates and Class A-3 Certificates;

          (ii) second, to pay the Supplemental Interest Payment for the Class
               ------
     M-1 Certificates;

          (iii) third, to pay the Supplemental Interest Payment for the Class
                -----
     M-2 Certificates;

          (iv) fourth, to pay the Supplemental Interest Payment for the Class
               ------
     M-3 Certificates;

          (v) fifth, to pay the Class AIO Monthly Distributable Amount to the
              -----
     Class AIO Certificates; and

          (vi) sixth, to pay any remaining amount to the Class RU Certificates.
               -----

          Section 4.05. Pre-Funding Account.
                        --------------------

          (a) No later than the Closing Date, the Certificate Administrator, at the direction of the Servicer, shall establish and maintain, on behalf of the Trustee, a segregated trust account that is an Eligible Account, which shall be titled "Pre-Funding Account, The First Union National Bank, as Certificate Administrator for the registered holders of NovaStar Mortgage Funding Trust 2001-2, Home Equity Loan Asset-Backed Certificates, Series 2001-2" (the "Pre-Funding Account"). The Certificate Administrator shall, promptly upon
 -------------------
receipt, deposit in the Pre-Funding Account and retain therein the Original Pre-Funded Amount remitted on the Closing Date to the Certificate Administrator by the Company. Funds deposited in the Pre-Funding Account shall be held in trust by the Certificate Administrator, on behalf of the Trustee, for the Certificateholders for the uses and purposes set forth herein.

          (b) The Certificate Administrator will invest funds deposited in the Pre-Funding Account as directed by the Servicer in Permitted Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Certificate Administrator or an Affiliate manages or advises such investment, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Certificate Administrator or an Affiliate manages or advises such investment. For federal income tax purposes, the Servicer shall be the owner of the Pre-Funding Account and shall report all items of income, deduction, gain or loss arising therefrom. All income and gain realized from investment of funds deposited in the Pre-Funding Account shall be withdrawn and deposited in the Interest Coverage Account. At no time will the Pre-Funding Account be an asset of any REMIC created hereunder.

          (c) Amounts on deposit in the Pre-Funding Account shall be withdrawn by the Certificate Administrator as follows:

          (i) On any Subsequent Transfer Date, the Certificate Administrator shall withdraw from the Pre-Funding Account an amount equal to 100% of the Principal Balances of the Subsequent Mortgage Loans transferred and assigned to the Certificate Administrator for deposit in the Mortgage Pool on such Subsequent Transfer Date and pay such amount to or upon the order of the Company upon satisfaction of the conditions set forth in Section
     2.08 with respect to such transfer and assignment;

          (ii) If the amount on deposit in the Pre-Funding Account (exclusive of investment income) has not been reduced to zero during the Funding Period, on the day immediately following the termination of the Funding Period, the Certificate Administrator shall deposit into the Payment Account any amounts remaining in the Pre-Funding Account (exclusive of investment income) for distribution in accordance with the terms hereof;

          (iii) To withdraw investment income for deposit in the Interest Coverage Account;

          (iv) To withdraw any amount not required to be deposited in the Pre-Funding Account or deposited therein in error; and

          (v) To clear and terminate the Pre-Funding Account upon the earlier to occur of (A) the Distribution Date immediately following the end of the Funding Period and (B) the termination of this Agreement, with any amounts remaining on deposit therein being paid to the Holders of the Certificates then entitled to distributions in respect of principal.

          Withdrawals from the Pre-Funding Account pursuant to clauses (i), (ii) and (iv) shall be treated as contributions of cash to the Lower-Tier REMIC on the date of withdrawal.

          Section 4.06. Interest Coverage Account.
                        --------------------------

          (a) No later than the Closing Date, the Certificate Administrator, at the direction of the Servicer, shall establish and maintain, on behalf of the Trustee, a segregated trust account that is an Eligible Account, which shall be titled "Interest Coverage Account, First Union National Bank, as Certificate Administrator for the registered holders of NovaStar Mortgage Funding Trust 2001-2, Home Equity Loan Asset-Backed Certificates, Series 2001-2" (the "Interest Coverage Account"). The Certificate Administrator shall, promptly upon
 -------------------------
receipt, deposit in the Interest Coverage Account and retain therein (i) the Interest Coverage Amount (which amount is $300,000) remitted on the Closing Date to the Certificate Administrator by the Company and (ii) income and gain realized from investments in the Pre-Funding Account.

Funds deposited in the Interest Coverage Account shall be held in trust by the Certificate Administrator, on behalf of the Trustee, for the Certificateholders for the uses and purposes set forth herein.

          (b) For federal income tax purposes, the Servicer shall be the owner of the Interest Coverage Account and shall report all items of income, deduction, gain or loss arising therefrom. At no time will the Interest Coverage Account be an asset of any REMIC created hereunder. All income and gain realized from investment of funds deposited in the Interest Coverage Account shall be for the sole and exclusive benefit of the Servicer and shall be remitted by the Certificate Administrator to the Servicer no later than the first Business Day following receipt of such income and gain by the Certificate Administrator. The Servicer shall deposit in the Interest Coverage Account the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss.

          (c) On each Distribution Date during the Funding Period and on the Distribution Date immediately following the end of the Funding Period, the Certificate Administrator shall withdraw from the Interest Coverage Account, to the extent funds are available therefore, and deposit in the Payment Account an amount, as provided in the related Determination Date Report, equal to the difference between (i) the sum of the REMIC Monthly Interest Distributable Amounts for each of the Class A Certificates and the Mezzanine Certificates for such Distribution Date, and (ii) the Interest Remittance Amount for such Distributable Date (excluding the amount of interest included pursuant to clause
(vi) of the definition of REMIC Available Funds), but not less than zero. Such withdrawal and deposit shall be treated as a contribution of cash by the Company to REMIC 1 on the date thereof.

          (d) Upon the earliest of (i) the Distribution Date immediately following the end of the Funding Period, (ii) the reduction of the Certificate Principal Balances of the Certificates to zero or (iii) the termination of this Agreement in accordance with Section 11.01, any amount remaining on deposit in the Interest Coverage Account after distributions pursuant to paragraph (c) above shall be withdrawn by the Certificate Administrator and paid to the Servicer or its designee.

          Section 4.07. Allocation of Realized Losses.
                        ------------------------------

          (a) All Realized Losses on the Mortgage Loans shall be allocated by the Certificate Administrator on each Distribution Date as follows: first, to
                                                                    -----
the Class O Certificates, until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class M-3 Certificates, until the
                      ------
Certificate Principal Balance thereof has been reduced to zero; third, to the
                                                                -----
Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-1 Certificates, until the Certificate
                 ------
Principal Balance thereof has been reduced to zero; and fifth, among the Class A
                                                        -----
Certificates, pursuant to Subsection 4.07(b). All Realized Losses to be allocated to the Certificate Principal Balances of all Classes on any Distribution Date shall be so allocated after the actual distributions to be made on such date as provided above. All references above to the Certificate Principal Balance of any Class of Certificates shall be to the Certificate Principal Balance of such Class immediately prior to the relevant Distribution Date, before reduction thereof by any Realized Losses, in each case to be allocated to such Class of Certificates, on such Distribution Date.

          Any allocation of Realized Losses to a Class O Certificate or to a Mezzanine Certificate on any Distribution Date shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated.

          (b) Realized Losses allocable to the Class A Certificates will be allocated among the Class A Certificates by first computing the Allocable Share of the Realized Loss for each such Class of Certificates. The "Allocable Share" is a pro rata portion of the Realized Loss, based on the relative portions of the Certificate Principal Balances of the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates. The Allocable Shares of Realized Losses for the Class A-2 Certificates and the Class A-3 Certificates will be allocated, respectively, to each such Class. The Allocable Share of Realized Losses for the Class A-1 Certificates, however, will be allocated first to the Class A-2 Certificates until the Certificate Principal Balance of the Class A-2 Certificates is reduced to zero and thereafter shall be allocated to the Class A-1 Certificates.

                                   ARTICLE V

                                THE CERTIFICATES

          Section 5.01. The Certificates.
                        -----------------

          Each of the Class A Certificates, the Mezzanine Certificates, the Class AIO Certificates, the Class P Certificates, the Class O Certificates and the Residual Certificates shall be substantially in the forms annexed hereto as exhibits, and shall, on original issue, be executed, authenticated and delivered by the Trustee or by the Certificate Administrator, on behalf of the Trustee, to or upon the order of the Company concurrently with the sale and assignment to the Trust of the Trust Fund. The Underwritten Certificates shall be initially evidenced by one or more Certificates representing a Percentage Interest with a minimum dollar denomination of $25,000 and integral dollar multiples of $1,000 in excess thereof, except that one Certificate of each such Class of Certificates may be in a different denomination so that the sum of the denominations of all outstanding Certificates of such Class shall equal the Certificate Principal Balance of such Class on the Closing Date. The Class AIO Certificates, the Class P Certificates, the Class O Certificates and the Residual Certificates are issuable in any Percentage Interests; provided, however, that the sum of all such percentages for each such Class totals 100% and no more than ten Certificates of each Class may be issued.

          The Certificates shall be executed on behalf of the Trust by manual or facsimile signature on behalf of the Trustee by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No

Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Certificate Administrator (or, in the case of the initial Certificates issued on the Closing Date, by the Certificate Administrator, on behalf of the Trustee) substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. Subject to Section 5.02(c), the Underwritten Certificates, the Class AIO Certificates and the Class P Certificates shall be Book-Entry Certificates. The other Classes of Certificates shall be Definitive Certificates.

          Section 5.02. Registration of Transfer and Exchange of Certificates.
                        ------------------------------------------------------

          (a) The Certificate Registrar shall cause to be kept at the Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Certificate Administrator shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

          Upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose pursuant to the foregoing paragraph and, in the case of a Residual Certificate, upon satisfaction of the conditions set forth below, the Certificate Administrator on behalf of the Trust shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same aggregate Percentage Interest.

          At the option of the Certificateholders, Certificates may be exchanged for other Certificates in authorized denominations and the same aggregate Percentage Interests, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Certificate Administrator shall execute on behalf of the Trust and authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Certificate Administrator or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer satisfactory to the Certificate Administrator and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

          (b) Except as provided in paragraph (c) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Certificate Administrator except to another Depository;
(ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Certificate Administrator shall for all purposes deal with the Depository as representative of the

Certificate Owners of the Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Certificate Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; and (vii) the direct participants of the Depository shall have no rights under this Agreement under or with respect to any of the Certificates held on their behalf by the Depository, and the Depository may be treated by the Trustee, the Certificate Administrator and its agents, employees, officers and directors as the absolute owner of the Certificates for all purposes whatsoever.

          All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners that it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The parties hereto are hereby authorized to execute a Letter of Representations with the Depository or take such other action as may be necessary or desirable to register a Book-Entry Certificate to the Depository. In the event of any conflict between the terms of any such Letter of Representation and this Agreement, the terms of this Agreement shall control.

          (c) If (i)(x) the Depository or the Company advises the Certificate Administrator in writing that the Depository is no longer willing or able to discharge properly its responsibilities as Depository and (y) the Certificate Administrator or the Company is unable to locate a qualified successor, (ii) the Company, at its sole option, with the consent of the Certificate Administrator, elects to terminate the book-entry system through the Depository or (iii) after the occurrence of a Servicing Default, the Certificate Owners of the Book-Entry Certificates representing not less than 51% of the Voting Rights advise the Certificate Administrator and Depository through the Financial Intermediaries and the Depository Participants in writing that the continuation of a book-entry system through the Depository to the exclusion of definitive, fully registered certificates ("Definitive Certificates") to Certificate Owners is no longer in
               -----------------------
the best interests of the Certificate Owners. Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee or the Certificate Administrator, on behalf of the Trustee, shall, at the Company's expense, in the case of (ii) above, or the Seller's expense, in the case of (i) and (iii) above, execute on behalf of the Trust and authenticate the Definitive Certificates. None of the Company, the Certificate Administrator nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Certificate Administrator, the Trustee, the Certificate Registrar, the Servicer, any Paying Agent and the Company shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

          (d) No transfer, sale, pledge or other disposition of any Class O Certificate or Residual Certificate shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any
                                                             --------
applicable state securities laws or is made in accordance with the 1933 Act and laws. In the event of any such transfer, except with respect to the initial transfers of any Class O Certificate or Residual Certificates by the Company to NFRC, unless (i) such transfer is made in reliance upon Rule 144A under the 1933 Act and an investment letter, in substantially the form attached hereto as Exhibit G, is delivered by the Transferee to the Certificate Administrator) or
(ii) a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Certificate Administrator and the Company is delivered to them stating that such transfer may be made pursuant to (x) the 1933 Act, or an exemption thereto, describing the applicable provision or exemption and the basis therefor, and (y) the Investment Company Act of 1940, or an exemption thereto, describing the applicable provision or exemption and the basis therefor, which Opinion of Counsel shall not be an expense of the Certificate Administrator or the Company. The Holder of a Class O Certificate or Residual Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Certificate Administrator, the Trustee and the Company against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of a Class AIO Certificate, Class O Certificate, Class P Certificate or Residual Certificate or any interest therein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss. 2510.3-101 or otherwise ("Plan
                                                                           ----
Assets"). Each Person who acquires any Ownership Interest in such classes of
------
Certificates shall be deemed, by the acceptance or acquisition of such Ownership Interest, to represent that it is not acquiring such Ownership Interest with Plan Assets.

          Prior to the later of the expiration of the Funding Period and the publication of final amendments to the Underwriter's exemption from the Department of Labor to extend exemptive relief to subordinate certificates, no transfer of Mezzanine Certificates or any interest therein shall be made to a Person acquiring such Certificates with Plan Assets.

          Each person who acquires any Ownership Interest in such class of Certificates prior to the later of such dates shall be deemed, by the acceptance or acquisition of such Ownership Interest, to represent that it is not acquiring such Ownership Interest with Plan Assets.

          Prior to the expiration of the Funding Period, no transfer of Class A Certificates or any interest therein shall be made to any Person acquiring such Certificates with Plan Assets. Each Person who acquires any Ownership Interest in such class of Certificates prior to the expiration of such Period shall be deemed, by the acceptance or acquisition of such Ownership Interest, to represent that it is not acquiring such Ownership Interest with Plan Assets.

          Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Company or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Certificate Administrator of any change or impending change in its status as a Permitted Transferee.

          (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

          (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Certificate Administrator shall as a condition to registration of the transfer, require delivery to it, in form and substance satisfactory to it, of each of the following:

               A. an affidavit in the form of Exhibit H hereto from the proposed transferee to the effect that such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed transfer as a nominee, Certificate Administrator or agent for any Person who is not a Permitted Transferee; and

               B. a covenant of the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Residual Certificates.

          (iv) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this Section, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. Neither the Certificate Administrator nor the Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Certificate Administrator received the documents specified in clause
     (iii). The Certificate Administrator shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Certificate Administrator shall be distributed and delivered by the Certificate Administrator to the prior Holder of such Residual Certificate that is a Permitted Transferee.

          (v) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section, then the Certificate Administrator shall have the right but not the obligation, without notice to the Holder of such Residual Certificate or any other Person having an Ownership Interest therein, to notify the Company to arrange for the sale of such Residual Certificate. The proceeds of such sale, net of commissions (which may include commissions payable to the Company or its affiliates in connection with such sale), expenses and taxes due, if any, will be remitted by the Certificate Administrator to the previous Holder of such Residual Certificate that is a Permitted Transferee, except that in the event that the Certificate Administrator determines that the Holder of such Residual Certificate may be liable for any amount due under this Section or any other provisions of this Agreement, the Certificate Administrator may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Certificate Administrator and it shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

          (vi) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section, then the Certificate Administrator upon receipt of reasonable compensation will provide to the Internal Revenue Service, and to the persons specified in Sections 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations.

The foregoing provisions of this Section shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Certificate Administrator, in form and substance satisfactory to the Certificate Administrator, (i) written notification from each Rating Agency that the removal of the restrictions on Transfer set forth in this Section will not cause such Rating Agency to downgrade its rating of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause any REMIC created hereunder to fail to qualify as a REMIC.

          (e) No service charge shall be made for any registration of transfer or exchange of Certificates of any Class, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          All Certificates surrendered for registration of transfer or exchange shall be cancelled by the Certificate Registrar and disposed of pursuant to its standard procedures.

          Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.
                        --------------------------------------------------

          If (i) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (ii) there is delivered to the Trustee, the Certificate Administrator, the Company and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Certificate Administrator or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee or the Certificate Administrator shall execute on behalf of the Trust, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee, the Certificate Administrator or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee, the Certificate Administrator and the Certificate Registrar) in connection therewith. Any duplicate Certificate issued pursuant to this Section, shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          Section 5.04. Persons Deemed Owners.
                        ----------------------

          The Servicer, the Company, the Trustee, the Certificate Administrator, the Certificate Registrar, any Paying Agent and any agent of the Servicer, the Company, the Trustee, the Certificate Administrator, the Certificate Registrar, any Paying Agent or the Certificate Administrator may treat the Person, including a Depository, in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to
Section 4.01 and for all other purposes whatsoever, and none of the Servicer, the Trust, the Certificate Administrator, the Trustee nor any agent of any of them shall be affected by notice to the contrary.

          Section 5.05. Appointment of Paying Agent.
                        ----------------------------

          (a) The Paying Agent shall make distributions to Certificateholders from the Distribution Account pursuant to Section 4.01 and shall report the amounts of such distributions to the Certificate Administrator. The duties of the Paying Agent may include the obligation to distribute statements prepared by the Certificate Administrator and delivered to the Trustee pursuant to Section
4.03 and provide information to Certificateholders as required hereunder. The Paying Agent hereunder shall at all times be an entity duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities. The Paying Agent shall initially be the Certificate Administrator. The Trustee may appoint a successor to act as Paying Agent, which appointment shall be reasonably satisfactory to the Company.

          (b) The Trustee shall cause the Paying Agent (if other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders and shall agree that it shall comply with all requirements of the Code regarding the withholding of payments in respect of Federal income taxes due from Certificate Owners and otherwise comply with the provisions of this Agreement applicable to it.

                                   ARTICLE VI

                          THE SERVICER AND THE COMPANY

          Section 6.01. Liability of the Servicer and the Company.
                        ------------------------------------------

          The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by Servicer herein. The Company shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company.

          Section 6.02. Merger or Consolidation of, or Assumption of the
                        ------------------------------------------------
Obligations of, the Servicer or the Company.
-------------------------------------------

          Any entity into which the Servicer or Company may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Servicer or the Company shall be a party, or any corporation succeeding to the business of the Servicer or the Company, shall be the successor of the Servicer or the Company, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor Servicer shall satisfy all the requirements of Section 7.02 with respect to the qualifications of a successor Servicer.

          Section 6.03. Limitation on Liability of the Servicer and Others.
                        ---------------------------------------------------

          Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Trust or the Certificateholders for any action taken or for refraining from the taking of any action by the Servicer in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or negligence in the performance of duties of the Servicer or by reason of its reckless disregard of its obligations and duties of the Servicer hereunder.

          The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer and any director or officer or employee or agent of the Servicer shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, including any amount paid to the Certificate Administrator, on behalf of the Trustee, pursuant to Section 6.06(b), other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this

Agreement, and which in its opinion may involve it in any expense or liability; provided, however, that the Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust, and the Servicer shall be entitled to be reimbursed therefor. The Servicer's right to indemnity or reimbursement pursuant to this Section 6.03 shall survive any resignation or termination of the Servicer pursuant to Section 6.04 or 7.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination). Any reimbursements or indemnification to the Servicer from the Trust pursuant to this Section 6.03 shall be payable in the priority set forth in Section 4.01 hereof.

          Section 6.04. Servicer Not to Resign.
                        -----------------------

          Subject to the provisions of Section 6.02, the Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or (ii) upon satisfaction of the following conditions: (a) the Servicer has proposed a successor servicer to the Trust, the Trustee and the Certificate Administrator in writing and such proposed successor servicer is reasonably acceptable to the Trustee and the Certificate Administrator; and (b) each Rating Agency shall have delivered a letter to the Trust, the Trustee, and the Certificate Administrator prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Servicer hereunder will not result in the reduction or withdrawal of then current rating of the Certificates; provided, however,
                                                          --------  -------
that no such resignation by the Servicer shall become effective until such successor servicer or, in the case of (i) above, the Certificate Administrator or its designee as successor Servicer shall have assumed the Servicer's responsibilities and obligations hereunder or the Trustee or its designee as successor Servicer shall have designated a successor servicer in accordance with
Section 7.02. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 7.01 and 7.02 as obligations that survive the resignation or termination of the Servicer. The Servicer shall have no claim (whether by subrogation or otherwise) or other action against any Certificateholder for any amounts paid by the Servicer pursuant to any provision of this Pooling and Agreement. Any such determination permitting the resignation of the Servicer under clause (i) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Certificate Administrator, and the Trustee.

          Section 6.05. Delegation of Duties.
                        ---------------------

          In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with the same standards with which the Servicer complies pursuant to Section 3.01. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04.

          Section 6.06. Servicer to Pay Trustee's, and Certificate
                        ------------------------------------------
Administrator's Fees and Expenses; Indemnification.
--------------------------------------------------

          (a)The Servicer covenants and agrees to pay to the Certificate Administrator, the Trustee and any co-trustee of the Trustee from time to time, and the Certificate Administrator, the Trustee and any such co-trustee shall be entitled to, reasonable compensation, including all indemnification payments (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts created hereunder and in the exercise and performance of any of the powers and duties and the Servicer will pay or reimburse the Certificate Administrator, the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Certificate Administrator, the Trustee or any co-trustee of the Trustee in accordance with any of the provisions of this Agreement except any such expense, disbursement or advance as may arise from its negligence or bad faith.

          (b) The Servicer agrees to indemnify the Trustee and the Certificate Administrator for, and to defend and hold, the Trustee and the Certificate Administrator, as the case may be, harmless against, any claim, tax, penalty, loss, liability or expense of any kind whatsoever, incurred without gross negligence or willful misconduct on the part of the Trustee and the Certificate Administrator, as such and/or in its individual capacity, arising out of, or in connection with, the failure by the Servicer to perform its duties in compliance with this Agreement, including the reasonable costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties hereunder, provided that:

          (i) with respect to any such claim, the Trustee or the Certificate Administrator, as the case may be, shall have given the Servicer written notice thereof promptly after the Certificate Administrator, or the Trustee, as the case may be, shall have actual knowledge thereof;

          (ii) while maintaining control over its own defense, the Trustee or the Certificate Administrator, as the case may be, shall cooperate and consult fully with the Servicer in preparing such defense; and

          (iii) notwithstanding anything in this Agreement to the contrary, the Servicer shall not be liable for settlement of any claim by the Trustee or the Certificate Administrator, as the case may be, entered into without the prior consent of the Servicer, which consent shall not be unreasonably withheld.

          No termination of this Agreement and resignation and removal of the Trustee and Certificate Administrator shall affect the obligations created by this Section 6.06 of the Servicer to indemnify the Certificate Administrator and the Trustee under the conditions and to the extent set forth herein. This section shall survive the termination of this Agreement and resignation and removal of the Trustee and Certificate Administrator. Any amounts to be paid by the Servicer pursuant to this Subsection may not be paid from the Trust Fund except as provided in Section 6.03.

          Notwithstanding the foregoing, the indemnification provided by the Servicer in this Section 6.06 shall not pertain to any loss, liability or expense of the Trustee or the Certificate Administrator, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee or the Certificate Administrator at the direction of the Certificateholders, as the case may be, pursuant to the terms of this Agreement.

          (c) The Servicer agrees to indemnify the Trust Fund in an amount equal to the amount of any claim made under a MI Policy for which coverage is denied by the MI Insurer because (and if the MI Insurer's denial of coverage is contested by the Servicer, a court or arbitrator finally determines that coverage is not available under the MI Policy because) of the Servicer's failure to abide by the terms of the MI Policy or the MI Insurance Agreement or the Servicer's failure to abide by the NFI Underwriting Guidelines or the NFI Servicing Guidelines, as attached to the MI Insurance Agreement.

          (d) In the event the Certificate Administrator becomes the Servicer pursuant to Section 7.02 hereof, neither the Trustee nor the Certificate Administrator shall be obligated, in its individual capacity, to pay any obligation of the Servicer under clause (a), (b) or (c) above.

                                  ARTICLE VII

                                     DEFAULT

          Section 7.01. Servicing Default.
                        ------------------

          (a) If any one of the following events (a "Servicing Default") shall occur and be continuing:

               (i) Any failure by the Servicer to deposit in the Collection Account or Payment Account (A) any Advances and Compensating Interest or (B) any other Deposit required to be made under the terms of this Agreement, which, in the case of this clause (B), continues unremedied for a period of three Business Days after the date upon which written notice of such failure shall have been given to the Servicer by the Trustee or the Certificate Administrator or to the Servicer, the Trustee and the Certificate Administrator the Holders of Certificates evidencing at least 25% of the Voting Rights; or

               (ii) Failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement, which failure, in each case, materially and adversely affects the interests of Certificateholders or the breach of any representation or warranty of the Servicer in this Agreement which materially and adversely affects the interests of the Certificateholders, and which in either case continues unremedied for a period of 30 days after the date on which written notice of such failure or breach, requiring the same to be remedied, and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Servicer by the Certificate Administrator or the Trustee or to the Servicer, the Certificate

          Administrator and the Trustee by the Holders of Certificates evidencing at least 25% of the Voting Rights; or

               (iii) The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

               (iv) The Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

               (v) The Cumulative Loss Percentage exceeds (a) with respect to the first 12 Distribution Dates, 1.00% of the Cut-off Date Aggregate Principal Balance, (b) with respect to the next 12 Distribution Dates, 1.25% of the Cut-off Date Aggregate Principal Balance, (c) with respect to the next 12 Distribution Dates, 1.50% of the Cut-off Date Aggregate Principal Balance, (d) with respect to the next 12 Distribution Dates, 1.75% of the Cut-off Date Aggregate Principal Balance, (e) with respect to the next 12 Distribution Dates, 2.50% of the Cut-off Date Aggregate Principal Balance, (f) and with respect to all Distribution Dates thereafter, 4.00% of the Cut-off Date Aggregate Principal Balance; or

               (vi) Realized Losses on the Mortgage Loans over any twelve-month period exceeds 1.00% of the sum of the aggregate Principal Balance of the Initial Mortgage Loans as of the Cut-off Date and the Original Pre-Funded Amount; or

               (vii) The Rolling 90 Day Delinquency Percentage exceeds 14%.

               (b) then, and in each and every such case, so long as a Servicing Default shall not have been remedied within the applicable grace period, (x) with respect solely to clause (i)(A) above, if such Advance is not made by 5:00 P.M., New York time, on the Business Day immediately following the Servicer Remittance Date (provided the Certificate Administrator shall give the Servicer notice of such failure to advance by 5:00 P.M. New York time on the Servicer Remittance Date), the Certificate Administrator shall terminate all of the rights and obligations of the Servicer under this Agreement and the Certificate Administrator, or a successor servicer appointed in accordance with Section 7.02, shall assume, pursuant to Section 7.02, the duties of a successor Servicer and (y) in the case of (i)(B), (ii), (iii), (iv) and (v) above, the Certificate Administrator shall, at the direction of the Holders of Certificates evidencing at least 51% of the Voters Rights, by notice then given in writing to the Servicer (and to the Trustee or the Certificate Administrator if given by Holders of Certificates), terminate all of the rights and obligations of the Servicer as servicer under this Agreement. Any such notice to the Servicer shall also be given to the Certificate Administrator, each Rating Agency, the Company and the Seller. On or after the receipt by the Servicer (and by the Trustee or the Certificate Administrator if such notice is given by the Holders) of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Certificate Administrator or other Successor Servicer appointed in accordance with Section 7.02.

          Section 7.02. Certificate Administrator to Act; Appointment of
                        ------------------------------------------------
Successor.
---------

          (a) Within 90 days of the time the Servicer (and the Trustee or the Certificate Administrator, if notice is sent by the Holders) receives a notice of termination pursuant to Section 7.01, the Certificate Administrator (or such other successor Servicer as is approved in accordance with this Agreement) shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof arising on and after its succession. Notwithstanding the foregoing, the parties hereto agree that the Certificate Administrator, in its capacity as successor Servicer, immediately will assume all of the obligations of the Servicer to make Advances. Notwithstanding the foregoing, the Certificate Administrator, in its capacity as successor Servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts. As compensation therefor, the Certificate Administrator (or such other successor Servicer) shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Certificate Administrator is unwilling to act as successor Servicer or (ii) if the Certificate Administrator is legally unable so to act, the Certificate Administrator shall appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $10,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, that the appointment of any such successor Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Certificates by the Rating Agencies as evidenced by a letter to such effect from the Rating Agencies. Pending appointment of a successor to the Servicer hereunder, unless the Certificate Administrator is prohibited by law from so acting, the Certificate Administrator shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Servicer would otherwise have received pursuant to Section 3.18 (or such other compensation as the Certificate Administrator and such successor shall agree, not to exceed the Servicing Fee). The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer to pay any deductible under an insurance policy pursuant to Section
3.14 or to indemnify the Certificate Administrator and the Trustee pursuant to
Section 3.06), nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Certificate Administrator and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. All Servicing Transfer Costs shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs, and if such predecessor Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor Servicer, the Certificate Administrator or the Trustee (in which case the successor Servicer, the Certificate Administrator or the Trustee, as applicable, shall be entitled to reimbursement therefor from the assets of the Trust).

          (b) Any successor, including the Certificate Administrator, to the Servicer as servicer shall during the term of its service as servicer continue to service and administer the Mortgage Loans for the benefit of Certificateholders, and maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a Fidelity Bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.14.

          (c) In connection with the termination or resignation of the Servicer hereunder, either (i) the successor Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Servicer shall cooperate with the successor Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Servicer shall cooperate with the successor Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgages from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loans or servicing of such Mortgage Loan on the MERS System to the successor Servicer. The predecessor Servicer shall file or cause to be filed any such assignment in the appropriate recording offices. The predecessor Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (c). The successor Servicer shall cause assignment to be delivered to the Trustee promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

          Section 7.03. Waiver of Defaults.
                        -------------------

          The Majority Certificateholders may, on behalf of all Certificateholders, waive any events permitting removal of the Servicer as servicer pursuant to this Article VII, provided, however, that the Majority Certificateholders may not waive a default in making a required distribution on a Certificate without the consent of the Holder of such Certificate. Upon any waiver of a past default, such default shall cease to exist and any Servicing Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Certificate Administrator to the Rating Agencies.

          Section 7.04. Notification to Certificateholders.
                        -----------------------------------

          (a) Upon any termination or appointment of a successor the Servicer pursuant to this Article VII, the Certificate Administrator shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register and each Rating Agency.

          (b) No later than 60 days after the occurrence of any event which constitutes or which, with notice or a lapse of time or both, would constitute a Servicing Default for five Business Days after a Responsible Officer of the Trustee becomes aware of the occurrence of such an event, the Certificate Administrator shall transmit by mail to all Certificateholders notice of such occurrence unless such default or Servicing Default shall have been waived or cured.

          Section 7.05. Survivability of Servicer Liabilities.
                        --------------------------------------

          Notwithstanding anything herein to the contrary, upon termination of the Servicer hereunder, any liabilities of the Servicer which accrued prior to such termination shall survive such termination.

                                  ARTICLE VIII

                  THE TRUSTEE AND THE CERTIFICATE ADMINISTRATOR

          Section 8.01. Duties of the Trustee and the Certificate Administrator.
                        --------------------------------------------------------

          If a Servicing Default has occurred and is continuing, each of the Trustee and the Certificate Administrator shall exercise the rights and powers vested in each of them by this Agreement and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (a) Except during the continuance of a Servicing Default:

               (i) each of the Trustee and the Certificate Administrator undertake to perform such duties and only such duties as are specifically set forth in this Agreement with respect to the Trustee and the Certificate Administrator, respectively, and no implied covenants or obligations shall be read into this Agreement against the Trustee or the Certificate Administrator; and

               (ii) in the absence of bad faith on its part, each of the Trustee and the Certificate Administrator, as the case may be, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and/or the Certificate Administrator, as applicable, and conforming to the requirements of this Agreement; provided, however, that each of the Trustee and the Certificate Administrator, as the case may be, shall examine the certificates and opinions delivered to it to determine whether or not they conform to the requirements of this Agreement, provided, further, however, that the Trustee shall have no duty or responsibility to review any document, certificate, instrument or opinion delivered solely to the Certificate Administrator.

          (b) Neither the Trustee nor the Certificate Administrator may be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (a) this paragraph does not limit the effect of paragraph (b) of this Section 8.01;

               (b) the Trustee and the Certificate Administrator shall not be liable for any error of judgment made in good faith by its respective Responsible Officer unless it is proved that the Trustee or the Certificate Administrator, respectively, was negligent in ascertaining the pertinent facts; and

               (c) neither the Trustee nor the Certificate Administrator shall be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it from the Majority Certificateholders.

          Neither the Trustee nor the Certificate Administrator shall be liable for interest on any money received by the Trustee or the Certificate Administrator, as the case may be, except as the Trustee or the Certificate Administrator, respectively, may agree in writing with the Servicer.

          Money held in trust by the Trustee or the Certificate Administrator need not be segregated from other trust funds except to the extent required by law or the terms of this Agreement.

          No provision of this Agreement shall require the Trustee or the Certificate Administrator to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          Subject to the other provisions of this Agreement and without limiting the generality of this Section 8.01, the Trustee and the Certificate Administrator shall have no duty (A) to see to any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Payment Account, or (D) to confirm or verify the contents of any reports or certificates of the Servicer delivered to the Certificate Administrator or the Trustee believed by the Certificate Administrator or the Trustee to be genuine and to have been signed or presented by the proper party or parties.

          (c) The Certificate Administrator shall act as successor to the Servicer to the extent provided in Section 7.02 hereof.

          (d) For all purposes under this Agreement, neither the Trustee nor the Certificate Administrator shall be deemed to have notice or knowledge of any Servicing Default unless a Responsible Officer assigned to and working in the Trustee's or the Certificate Administrator's, respectively, corporate trust department has actual knowledge thereof or unless written notice of any event which is in fact such Servicing Default is received by the Trustee or the Certificate Administrator, respectively, at the Corporate Trust Office, and such notice references the Certificates generally, the Trust, or this Agreement.

          The Trustee and the Certificate Administrator are hereby authorized to execute and shall execute this Agreement, the Purchase Agreement, and the Converted Loan Purchase Agreement, and shall perform their respective duties and satisfy their respective obligations thereunder. Every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee or the Certificate Administrator shall apply to the Trustee's and the Certificate Administrator's execution of this Agreement, the Purchase Agreement, and the Converted Loan Purchase Agreement, and the performance of their respective duties and satisfaction of its obligations hereunder and thereunder.

          Notwithstanding any term or provision in this Agreement to the contrary, the rights and obligations of the Trustee as trustee under this Agreement shall not be diminished by the fact that the Trustee may employ the services of the Certificate Administrator to accomplish the duties of the Trustee hereunder. Accordingly, any references in this Agreement or the other Basic Documents alluding to a right or obligation of the Certificate Administrator (other than the obligation of the Certificate Administrator to act as successor Servicer pursuant to Section 7.02 hereof in the event of a Servicing Default) shall be construed to mean such right or obligation of the Trustee, which right or obligation may be accepted or performed by the Certificate Administrator, on behalf of the Trustee.

          Section 8.02. Rights of Trustee and Certificate Administrator.
                        ------------------------------------------------

          Each of the Trustee and the Certificate Administrator may rely and shall be protected in acting or refraining from acting on any resolution, officer's certificate, opinion of counsel, certificate of auditors or other certificate, statement, instrument, or document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee and the Certificate Administrator need not investigate any fact or matter stated in the document.

          Before either the Trustee or the Certificate Administrator acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel reasonably satisfactory in form and substance to the Trustee or the Certificate Administrator, as the case may be, which Officer's Certificate or Opinion of Counsel shall not be at the expense of the Trustee, the Certificate Administrator or the Trust Fund. Neither the Trustee nor the Certificate Administrator shall be liable for any action either of them takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

          The Trustee may execute any of its trusts or powers hereunder and both the Trustee and the Certificate Administrator may perform any of their respective duties hereunder either directly or by or through agents or attorneys or a custodian or nominee and the Trustee and Certificate Administrator shall have no liability for any misconduct or negligence on the part of such agent, attorney or custodian appointed by the Trustee or Certificate Administrator with due care.

          Neither the Trustee nor the Certificate Administrator shall be liable for any action either of them takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee's conduct or the Certificate Administrator's conduct, as the case may be, does not constitute willful misconduct, negligence or bad faith.

          Each of the Trustee and the Certificate Administrator may consult with counsel chosen by it with due care, and the advice or opinion of counsel with respect to legal matters relating to this Agreement and the Certificates shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by either of them hereunder in good faith and in accordance with the advice or opinion of such counsel.

          The Trustee and the Certificate Administrator shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee and the Certificate Administrator reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby (which in the case of the Majority Certificateholders will be deemed to be satisfied by a letter agreement with respect to such costs from such Majority Certificateholders); nothing contained herein shall, however, relieve the Trustee or the Certificate Administrator of the obligation, upon the occurrence of a Servicing Default of which a Responsible Officer of the Trustee or the Certificate Administrator shall have actual knowledge (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          The Trustee and the Certificate Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do by the Majority Certificateholders; provided, however, that if the payment within a reasonable time to the Trustee and the Certificate Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Certificate Administrator, not reasonably assured to the Trustee or the Certificate Administrator by the security afforded to it by the terms of this Agreement, the Trustee or the Certificate Administrator may require reasonable indemnity against such cost, expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee or the Certificate Administrator, shall be repaid by the Servicer upon demand from the Servicer's own funds.

          The rights of the Trustee or the Certificate Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee and the Certificate Administrator shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

          The Trustee and the Certificate Administrator shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

          Section 8.03. Individual Rights of Trustee and Certificate
                        --------------------------------------------
Administrator.
-------------

          Each of the Trustee and the Certificate Administrator in its individual or any other capacity may become the owner or pledgee of Certificates and may otherwise deal with the Seller or its Affiliates with the same rights it would have if it were not Trustee or Certificate Administrator, as applicable. Any Certificates Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee and the Certificate Administrator must comply with Section 8.11 hereof.

          Section 8.04. Trustee's and Certificate Administrator's Disclaimer.
                        -----------------------------------------------------

          Neither the Trustee nor the Certificate Administrator shall be responsible for and makes no representation as to the validity or adequacy of this Agreement or the Certificates, or of any Mortgage Loan or related document, or of MERS or the MERS System. Neither the Trustee nor the Certificate Administrator shall be accountable for the use of the proceeds from the Certificates, and neither the Trustee nor the Certificate Administrator shall be responsible for any statement of the Trust in this Agreement or in any document issued in connection with the sale of the Certificates or in the Certificates other than the Trustee's or the Certificate Registrar's certificate of authentication.

          Section 8.05. Notice of Servicing Default.
                        ------------------------------

          The Trustee or the Certificate Administrator, on behalf of the Trustee, shall mail to each Certificateholder notice of the Servicing Default within 10 days after a Responsible Officer has actual knowledge thereof unless such Servicing Default shall have been waived or cured. Except in the case of a Servicing Default in payment of principal of or interest on any Certificate, the Trustee and the Certificate Administrator may withhold the notice if and so long as it in good faith determines that withholding the notice is in the interests of Certificateholders.

          Section 8.06. [Reserved].
                        ----------


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

          Section 8.07. Compensation and Indemnity.
                        ---------------------------

          The amount of the Certificate Administrator Fee shall be paid to the Certificate Administrator on each Distribution Date pursuant to Section 4.01(a)(i) of this Agreement, and all amounts owing to the Trustee and to the Certificate Administrator hereunder in excess of such amount shall be paid solely as provided in this Agreement. On each Distribution Date, the Trustee shall be entitled to pay to itself the Trustee Fee pursuant to Section 4.01(a)(i). The Trustee's compensation and the Certificate Administrator's compensation shall not be limited by any law on compensation of a trustee of an express trust.

          Section 8.08. Replacement of Trustee or Certificate Administrator.
                        ----------------------------------------------------

          No resignation or removal of the Trustee or the Certificate Administrator and no appointment of a successor Trustee or successor Certificate Administrator shall become effective until the acceptance of appointment by the successor Trustee or successor Certificate Administrator pursuant to this
Section 8.08. The Trustee or the Certificate Administrator may resign at any time by so notifying the Trustee, the Certificate Administrator and the Company. The Majority Certificateholders may at any time remove the Trustee or the Certificate Administrator by so notifying the Company and the Trustee or the Certificate Administrator, as applicable, and the Company and may appoint a successor Trustee or successor Certificate Administrator. The Company shall remove the Trustee or the Certificate Administrator, as the case may be, if:

          (a) the Trustee or the Certificate Administrator fails to comply with
Section 8.11 hereof;

          (b) the Trustee or the Certificate Administrator is adjudged a bankrupt or insolvent;

          (c) a receiver or other public officer takes charge of the Trustee or the Certificate Administrator or its respective property; or

          (d) the Trustee or the Certificate Administrator otherwise becomes incapable of acting.

          If the Trustee or the Certificate Administrator resigns or is removed or if a vacancy exists in the office of the Trustee or the Certificate Administrator for any reason (the Trustee or the Certificate Administrator, as applicable, in such event being referred to herein as the retiring Trustee or the retiring Certificate Administrator), the Company shall promptly appoint a successor Trustee or Certificate Administrator.

          A successor Trustee or successor Certificate Administrator shall deliver a written acceptance of its appointment to the retiring Trustee or retiring Certificate Administrator, the Company, the Trustee, the Certificate Administrator and the Servicer. Thereupon, the resignation or removal of the retiring Trustee or retiring Certificate Administrator shall become effective, and the successor Trustee or successor Certificate Administrator shall have all the rights, powers and duties of the Trustee or the Certificate Administrator under this Agreement.

The successor Trustee or successor Certificate Administrator shall mail a notice of its succession to the Certificateholders. The retiring Trustee or retiring Certificate Administrator shall promptly transfer all property held by it as Trustee or Certificate Administrator to the successor Trustee or successor Certificate Administrator.

          Subject to the foregoing provisions of this Section 8.08, the Trustee may terminate the Certificate Administrator at any time for failure to perform its obligations hereunder or under the Basic Documents provided it or a Certificate Administrator acceptable to the Company assumes the obligations of the Certificate Administrator.

          If a successor Trustee or successor Certificate Administrator does not take office within 60 days after the retiring Trustee or retiring Certificate Administrator resigns or is removed, the retiring Trustee or retiring Certificate Administrator, as the case may be, the Company, the Trustee, the Certificate Administrator or the Majority Certificateholders may petition any court of competent jurisdiction for the appointment of a successor Trustee or successor Certificate Administrator.

          Section 8.09. Successor Trustee or Certificate Administrator by
                        -------------------------------------------------
Merger.
-------

          If the Trustee or the Certificate Administrator consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation, without any further act, shall be the successor Trustee or successor Certificate Administrator, as applicable; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 8.11 hereof.

          If at the time such successor or successors by merger, conversion or consolidation to the Trustee or the Certificate Administrator, as the case may be, shall succeed to the trusts created by this Agreement and any of the Certificates shall have been authenticated but not delivered, any such successor to the Trustee or the Certificate Administrator, as the case may be, may adopt the certificate of authentication of any predecessor trustee and deliver such Certificates so authenticated; and if at that time any of the Certificates shall not have been authenticated, any successor to the Trustee or the Certificate Administrator, as the case may be, may authenticate such Certificates either in the name of any predecessor hereunder or in the name of the successor to the Trustee or the Certificate Administrator, as the case may be; and in all such cases such certificates shall have the full force as the Certificates or this Agreement provide that such certificates of the Trustee or the Certificate Administrator, as the case may be, shall have.

          Section 8.10. Appointment of Co-Trustee or Separate Trustee.
                        ----------------------------------------------

          Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Fund may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or

Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.11 hereof and notice to, and no consent of the Certificateholders of the appointment of any co-trustee or separate trustee shall be required.

          Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (a) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (b) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

          (c) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

          Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          Section 8.11. Eligibility; Disqualification.
                        ------------------------------

          Each of the Trustee and the Certificate Administrator shall at all times be reasonably acceptable to the Company and authorized to exercise corporate trust powers. Each of the Trustee and the Certificate Administrator shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent shall have a long-term debt rating of Baa3 or better by Moody's and BBB or better by Standard & Poor's.

          Section 8.12. [Reserved]
                        ----------

          Section 8.13. Representations and Warranties.
                        -------------------------------

          (a) The Trustee hereby represents that:

               (i) The Trustee is duly organized and validly existing as a national banking corporation in good standing under the laws of the United States with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted;

               (ii) The Trustee has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by the Trustee by all necessary corporate action;

               (iii) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or bylaws of the Trustee or any agreement or other instrument to which the Trustee is a party or by which it is bound; and

               (iv) To the Trustee's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Trustee or its properties: (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Trustee of its obligations under, or the validity or enforceability of, this Agreement.

               (b) The Certificate Administrator hereby represents that:

               (i) The Certificate Administrator is duly organized and validly existing as a national banking association in good standing under the laws of the United States with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted;

               (ii) The Certificate Administrator has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by the Certificate Administrator by all necessary corporate action;

               (iii) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or bylaws of the Certificate Administrator or any agreement or other instrument to which the Certificate Administrator is a party or by which it is bound; and

               (iv) To the Certificate Administrator's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Certificate Administrator or its properties: (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Certificate Administrator of its obligations under, or the validity or enforceability of, this Agreement.

          Section 8.14. Directions to Trustee and Certificate Administrator.
                        ----------------------------------------------------

          The Trustee or the Certificate Administrator, on behalf of the Trustee, as the case may be, is hereby directed:

          (a) to accept the Mortgage Loans and hold the assets of the Trust Fund in trust for the Certificateholders;

          (b) to authenticate and deliver the Certificates of each Class substantially in the forms prescribed by Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8 and A-9 in accordance with the terms of this Agreement; and

          (c) to take all other actions as shall be required to be taken by the terms of this Agreement.

          Section 8.15. The Agents.
                        -----------

          The provisions of this Agreement relating to the limitations of the Trustee's and the Certificate Administrator's liability and to its indemnity shall inure also to the Paying Agent, and the Certificate Registrar.

          Section 8.16. Reports by the Certificate Administrator; Trust Fiscal
                        ------------------------------------------------------
Year.
-----

          The Certificate Administrator, on behalf of the Trust, shall:

          (a) file with the Commission, on behalf of the Trust, the annual reports and information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Trust may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. Such filings shall be as follows: within 15 days after each Distribution Date, the Certificate Administrator, on behalf of the Trust, shall file with the Commission via the Electronic Data Gathering, Analysis and Retrieval System, a Form 8-K with a copy of the statement to Certificateholders for such Distribution Date as an exhibit thereto. Prior to January 31, 2002, the Certificate Administrator, shall file a Form 15 Suspension Notification with respect to the Trust Fund, if applicable. Prior to March 31, 2002, the Certificate Administrator, on behalf of the Trust, shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. The Trust hereby grants to the Certificate Administrator, a limited power of attorney to execute and file each such document on behalf of the Trust. Such power of attorney shall continue until the termination of the Trust Fund. The Certificate Administrator, on behalf of the Trust, shall deliver to the Seller and the Trustee within three Business Days after filing any Form 8-K or Form 10-K pursuant to this Section 8.16 a copy of such Form 8-K or Form 10-K, as the case may be; and

          (b) file with the Commission (with copies to the Seller and the Company) in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Trust with the conditions and covenants of this Agreement as may be required from time to time by such rules and regulations.

          The fiscal year of the Trust shall end on December 31 of each year.

                                   ARTICLE IX

                                   [Reserved]

                                   ARTICLE X

                              REMIC ADMINISTRATION

          Section 10.01. REMIC Administration.
                         ---------------------

          (a) [Reserved].

          (b) The Closing Date is hereby designated as the "Startup Day" of each REMIC within the meaning of section 860G(a)(9) of the Code.

          (c) The Servicer shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to each REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Servicer in fulfilling its duties hereunder. The Servicer shall be entitled to reimbursement of expenses to the extent provided in clause (i) above from the Collection Account.

          (d) The Certificate Administrator shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis using the accrual method of accounting, (b) deliver (or cause to be delivered) to each Certificateholder as may be required by the Code and applicable Treasury Regulations, including the REMIC Provisions, such information as may be required to enable each Certificateholder to prepare its federal and state income tax returns, (c) prepare and file or cause to be prepared and filed such tax returns relating to the Trust as may be required by the Code and applicable Treasury Regulations (including timely making one or more elections to treat the Trust as a REMIC for federal income tax purposes and any other such elections as may from time to time be required or appropriate under any applicable state or federal statutes, rules or regulations), (d) collect or cause to be collected any required withholding tax with respect to income or distributions to Certificateholders and prepare or cause to be prepared the appropriate forms relating thereto and (e) maintain records as required by the REMIC Provisions.

          (e) The Holder of the Residual Certificate at any time holding the largest Percentage Interest thereof shall be the "tax matters person" as defined in the REMIC Provisions (the "Tax Matters Person") with respect to each REMIC and shall act as Tax Matters Person for each REMIC. The Certificate Administrator, as agent for the Tax Matters Person, shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Certificate Administrator, as agent for the Tax Matters Person, shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Disqualified Organization or non-U.S. Person and (ii) to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

          (f) The Trustee, the Servicer, the Certificate Administrator and the Holders of Certificates shall take any action or cause the REMIC to take any action necessary to create or maintain the status of each REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee, the Certificate Administrator, the Servicer nor the Holder of any Residual Certificate shall take any action, cause any REMIC created hereunder to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of such REMIC as a REMIC or
(ii) result in the imposition of a tax upon such REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee,
                                     -------------------
the Certificate Administrator and the Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax. In addition, prior to taking any action with respect to any REMIC created hereunder or the assets therein, or causing such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee, the Certificate Administrator and the Servicer, or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and no such Person shall take any such action or cause any REMIC to take any such action as to which the Trustee, the Certificate Administrator or the Servicer has advised it in writing that an Adverse REMIC Event could occur.

          (g) Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on each REMIC created hereunder by federal or state governmental authorities. To the extent that such Trust taxes are not paid by a Residual Certificateholder, the Certificate Administrator shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in the REMICs or, if no such amounts are available, out of other amounts held in the Payment Account, and shall reduce amounts otherwise payable to Holders of regular interests in the related REMIC.

          (h) The Certificate Administrator, as agent for the Tax Matters Person, shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis.

          (i) After the Pre-Funding Period, no additional contributions of assets shall be made to any REMIC created hereunder, except as expressly provided in this Agreement with respect to Qualified Replacement Mortgages.

          (j) None of the Trustee, the Certificate Administrator nor the Servicer shall enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services.

          (k) The Certificate Administrator will apply for an Employee Identification Number from the Internal Revenue Service via a Form SS-4 or other acceptable method for the Lower-Tier REMIC and the Upper-Tier REMIC.

          Section 10.02. Prohibited Transactions and Activities.
                         ---------------------------------------

          Neither the Company, the Servicer, the Certificate Administrator nor the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, if such disposition, acquisition, substitution, or acceptance would (a) affect adversely the status of any REMIC created hereunder as a REMIC or (b) cause any REMIC created hereunder to be subject to a tax on prohibited transactions or prohibited contributions pursuant to the REMIC Provisions.

                                   ARTICLE XI

                                   TERMINATION

          Section 11.01. Termination.
                         ------------

          (a) The respective obligations and responsibilities of the Seller, the Servicer, the Company, the Certificate Administrator and the Trustee created hereby (other than the obligation of the Certificate Administrator to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Servicer to send certain notices as hereinafter set forth) shall terminate upon notice to the Trustee or the Certificate Administrator upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the optional purchase by the Servicer of the Mortgage Loans as described below and
(iv) the Distribution Date in September 2031. Notwithstanding the foregoing, in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

          The Servicer may, at its option, terminate this Agreement on any date on which the aggregate of the Principal Balances of the Mortgage Loans on such date is equal to or less than 10% of the Maximum Collateral Amount, by purchasing, on the next succeeding Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the greater of the Principal Balance of the Mortgage Loans and REO Properties or the market value of the Mortgage Loans and REO Properties, in each case plus accrued and unpaid interest thereon at the weighted average of the Mortgage Rates through the end of the Due Period preceding the final Distribution Date plus unreimbursed Servicing Advances, Advances, any unpaid Servicing Fees allocable to such Mortgage Loans and REO Properties, any accrued and unpaid Available Funds Cap Carryforward Amount and any unpaid amount due the Trustee and the Certificate Administrator under this Agreement (the "Termination Price").
                                         -----------------

          In connection with any such purchase pursuant to the preceding paragraph, the Servicer shall deposit in the Payment Account all amounts then on deposit in the Collection Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

          Any such purchase shall be accomplished by deposit into the Payment Account on the Distribution Date of the Termination Price.

          (b) In the event that the Certificate Principal Balances of all of the Class A Certificates have not been reduced to zero by the Distribution Date on September 2031, the Certificate Administrator, on behalf of the Trustee, shall
(i) sign a plan of complete liquidation of each REMIC created hereunder meeting the requirements of a "Qualified Liquidation" under Section 860F of the Code and any regulations thereunder, (ii) sell all of the assets of the Trust Fund for cash in a commercially reasonable manner to maximize the value thereof, pursuant to the terms of the plan of complete liquidation, (iii) distribute the proceeds of the sale to the Certificateholders in accordance with Section 4.01 hereof, and (iv) terminate the Trust. By their acceptance of Certificates, the Holders thereof hereby agree to appoint the Certificate Administrator as their attorney in fact to: (i) adopt such a plan of complete liquidation (and the Certificateholders hereby appoint the Certificate Administrator as their attorney in fact to sign such a plan) as appropriate and
(ii) to take such other action in connection therewith as may be reasonably required to carry out such plan of complete liquidation in accordance with the terms thereof.

          (c) Notice of any termination, specifying the Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Certificate Administrator for payment of the final distribution and cancellation, shall be given promptly by the Certificate Administrator upon the Certificate Administrator receiving notice of such date from the Servicer, by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (1) the Distribution Date upon which final distribution of the Certificates will be made upon presentation and surrender of such Certificates at the office or agency of the Certificate Administrator therein designated, (2) the amount of any such final distribution and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office or agency of the Certificate Administrator therein specified.

          (d) Upon presentation and surrender of the Certificates, the Certificate Administrator shall cause to be distributed to the Holders of the Certificates on the Distribution Date for such final distribution, in proportion to the Percentage Interests of their respective Class and to the extent that funds are available for such purpose, an amount equal to the amount required to be distributed to such Holders in accordance with the provisions of Section 4.01 for such Distribution Date.

          (e) In the event that all Certificateholders shall not surrender their Certificates for final payment and cancellation on or before such final Distribution Date, the Certificate Administrator shall promptly following such date cause all funds in the Payment Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate Servicing Account for the benefit of such Certificateholders, and the Servicer (if the Servicer has exercised its right to purchase the Mortgage Loans) or the Certificate Administrator (in any other case) shall give a second written notice to the remaining Certificateholders, to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Residual Certificateholder shall be entitled to all unclaimed funds and other assets which remain subject hereto, and the Certificate Administrator, as agent of the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds, and the Certificateholders shall look to the Residual Certificateholder for payment.

          Section 11.02. Additional Termination Requirements.
                         ------------------------------------

          (a) In the event that the Servicer exercises its purchase option as provided in Section 11.01 or the Trustee terminates the Trust, each REMIC shall be terminated in accordance with the following additional requirements, unless the Certificate Administrator shall have been furnished with an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section will not
(i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code or (ii) cause any REMIC constituting part of the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) Within 90 days prior to the final Distribution Date, the Servicer shall adopt and the Certificate Administrator shall sign a plan of complete liquidation of each REMIC created hereunder meeting the requirements of a "Qualified Liquidation" under Section 860F of the Code and any regulations thereunder; and

          (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the final Distribution Date, the Certificate Administrator shall sell all of the assets of the Trust Fund to the Servicer for cash pursuant to the terms of the plan of complete liquidation.

          (b) By their acceptance of Certificates, the Holders thereof hereby agree to appoint the Certificate Administrator as their attorney in fact to: (i) adopt such a plan of complete liquidation (and the Certificateholders hereby appoint the Certificate Administrator as their attorney in fact to sign such plan) as appropriate and (ii) to take such other action in connection therewith as may be reasonably required to carry out such plan of complete liquidation all in accordance with the terms hereof.

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

          Section 12.01. Amendment.
                         ----------

          This Agreement may be amended from time to time by the parties hereto, and without the consent of the Certificateholders (i) to cure any ambiguity,
(ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein or (iii) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that any such action listed in clause (i) through (iii) above shall be deemed not to adversely affect in any respect the interests of any Certificateholder, if evidenced by (i) written notice to the Company, the Servicer, the Certificate Administrator and the Trustee from the Rating Agencies that such action will not result in the reduction or withdrawal of the rating of any outstanding Class of Certificates with respect to which it is a Rating Agency or (ii) an Opinion of Counsel delivered to the Servicer, the Certificate Administrator, the Company and the Trustee.

          In addition, this Agreement may be amended from time to time by the parties hereto with the consent of the Majority Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment or waiver shall (x) reduce in any manner the amount of, or delay the timing of, payments on the Certificates or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate, (y) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (x) above, without the consent of the Holders of Certificates of such Class evidencing at least a 66% Percentage Interest in such Class, or (z) reduce the percentage of Voting Rights required by clause (y) above without the consent of the Holders of all Certificates of such Class then outstanding. Upon approval of an amendment, a copy of such amendment shall be sent to the Rating Agencies.

          Notwithstanding any provision of this Agreement to the contrary, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, delivered by (and at the expense of) the Person seeking such Amendment, to the effect that such amendment will not result in the imposition of a tax on any REMIC created hereunder constituting part of the Trust Fund pursuant to the REMIC Provisions or cause any REMIC created hereunder constituting part of the Trust to fail to qualify as a REMIC at any time that any Certificates are outstanding and that the amendment is being made in accordance with the terms hereof.

          Promptly after the execution of any such amendment the Certificate Administrator shall furnish, at the expense of the Person that requested the amendment if such Person is Seller or the Servicer (but in no event at the expense of the Certificate Administrator), otherwise at the expense of the Trust, a copy of such amendment and the Opinion of Counsel referred to in the immediately preceding paragraph to the Servicer and each Rating Agency.

          It shall not be necessary for the consent of Certificateholders under this Section 12.01 to approve the particular form of any proposed amendment; instead it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          Neither the Certificate Administrator nor the Trustee shall be obligated to enter into any amendment pursuant to this Section 12.01 that affects its rights, duties and immunities under this Agreement or otherwise.

          Section 12.02. Recordation of Agreement; Counterparts.
                         ---------------------------------------

          To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the expense of the Trust, but only upon direction of Certificateholders accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

          Section 12.03. Limitation on Rights of Certificateholders.
                         -------------------------------------------

          The death or incapacity of any Certificateholder shall not (i) operate to terminate this Agreement or the Trust, (ii) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          Except as expressly provided for herein, no Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 12.03 each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          Section 12.04. Governing Law; Jurisdiction.
                         ----------------------------

          This Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. With respect to any claim arising out of this Agreement, each party irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in The City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

          Section 12.05. Notices.
                         --------

          All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, or sent by reputable overnight courier service to:

          (a) in the case of the Company:

                         NovaStar Mortgage Funding Corporation
                         1900 W. 47th Place
                         Suite 205
                         Westwood, Kansas  66205
                         Attention:  Kelly Meinders

          (b) in the case of the Servicer or the Seller:

                         NovaStar Mortgage, Inc.
                         1900 W. 47th Place
                         Suite 205
                         Westwood, Kansas 66205
                         Attention:  Kelly Meinders

          (c) in the case of Rating Agencies:

                         Moody's Investors Service Inc.
                         99 Church Street
                         New York, New York  10007
                         Attention: Phil Wubbena

                         Standard & Poor's
                         26 Broadway
                         New York, New York  10004-1064
                         Attention:  Scott Mason

          (d) in the case of the Certificate Administrator:

                         First Union National Bank
                         401 South Tryon Street, NC1179
                         12th Floor
                         Charlotte, NC 28288-1179
                         Attention: Structured Finance Trust Services (NovaStar Mortgage Funding Trust, Series 2001-2)

          (e) in the case of the Trustee:

                         Citibank, N.A.
                         111 Wall Street, 14th Floor
                         New York, NY  10005
                         Attention: Structured Finance Group (NovaStar Mortgage Funding Trust, Series 2001-2)

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice. Any notice or other document required to be delivered or mailed by the Certificate Administrator to any Rating Agency shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation and the Certificate Administrator shall have no liability for failure to deliver such notice or document to any Rating Agency.

          Section 12.06. Severability of Provisions.
                         ---------------------------

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          Section 12.07. Article and Section References.
                         -------------------------------

          All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

          Section 12.08. Further Assurances.
                         -------------------

          Notwithstanding any other provision of this Agreement, neither the Certificate Administrator nor the Trustee shall have any obligation to consent to any amendment or modification of this Agreement unless they have been provided reasonable security or indemnity against their out-of-pocket expenses (including reasonable attorneys' fees) to be incurred in connection therewith.

          Section 12.09. Benefits of Agreement.
                         ----------------------

          Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Certificateholders and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

          Section 12.10. Acts of Certificateholders.
                         ---------------------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing, and such action shall become effective when such instrument or instruments are delivered to the Trustee, the Certificate Administrator, the Seller and the Servicer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "act" of the Certificateholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust, if made in the manner provided in this Section 12.10.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

          (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Certificateholder shall bind every future Holder of such Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Certificate Administrator, the Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Certificate.

          IN WITNESS WHEREOF, the Company, the Servicer, the Seller, the Certificate Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                        NOVASTAR MORTGAGE FUNDING CORPORATION,
                                        as Company

                                        By:
                                           -------------------------------------
                                           Name: Kelly Meinders
                                           Title: Vice President

                                        NOVASTAR MORTGAGE, INC.,
                                        as Servicer and as Seller

                                        By:
                                           -------------------------------------
                                           Name: Kelly Meinders
                                           Title: Vice President

                                        FIRST UNION NATIONAL BANK,
                                        as Certificate Administrator

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        CITIBANK, N.A.,
                                        as Trustee

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                [Pooling and Servicing Agreement Signature Page]

STATE OF KANSAS        )
                       ) ss.:
COUNTY OF JOHNSON      )



          On the ____ day of September, 2001 before me, a notary public in and for said State, personally appeared Kelly Meinders known to me (or proved to me on the basis of satisfactory evidence) to be a Vice President of NovaStar Mortgage Funding Corporation, a Delaware corporation that executed the within instrument, and also known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        ----------------------------------------
          Seal                                Notary Public

STATE OF KANSAS        )
                       ) ss.:
COUNTY OF JOHNSON      )



          On the ____ day of September, 2001 before me, a notary public in and for said State, personally appeared Kelly Meinders known to me (or proved to me on the basis of satisfactory evidence) to be a Vice President of NovaStar Mortgage, Inc., a Virginia corporation that executed the within instrument, and also known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        ----------------------------------------
          Seal                                Notary Public

STATE OF               )
        ---------------
                       ) ss.:
COUNTY OF              )
          -------------



          On the ____ day of September, 2001 before me, a notary public in and for said State, personally appeared ___________________ known to me (or proved to me on the basis of satisfactory evidence) to be a _____________________ of First Union National Bank, a national banking association that executed the within instrument, and also known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        ----------------------------------------
          Seal                                Notary Public

STATE OF               )
        ---------------
                       ) ss.:
COUNTY OF              )
          -------------



          On the _____ day of September, 2001 before me, a notary public in and for said State, personally appeared __________, known to me (or proved to me on the basis of satisfactory evidence) to be ___________________ of Citibank, N.A., a national banking association that executed the within instrument, and also known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed it on behalf of said association, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        ----------------------------------------
          Seal                                Notary Public

                                                                     Exhibit A-1

                          Form of Class A-1 Certificate
                          -----------------------------

                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2001-2
                    HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
                             CLASS A-1 CERTIFICATES

                     Comprised of a Certificate Representing
                     Certain Interests Relating to a Pool of
                                 Mortgage Loans
                       The Mortgage Loans are Serviced by

                       NOVASTAR MORTGAGE INC., as Servicer

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          UNTIL THE EXPIRATION OF THE FUNDING PERIOD, NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES AND KEOGH PLANS, THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (EACH, A "PLAN") OR TO ANY ENTITY THE ASSETS OF WHICH CONSTITUTE ASSETS OF A PLAN.

          (This certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Financial, Inc., NovaStar Capital, Inc. or any of their subsidiaries and affiliates. This certificate is comprised of a Certificate representing a fractional ownership interest in distributions in certain Accounts created pursuant to the Pooling and Servicing Agreement and certain other rights relating thereto and is payable only from amounts received by the Trustee relating to the Mortgage Loans held in the Trust Fund.)

No.:  A-1-1                  Date:  September ____, 2001   CUSIP: ______________

Original Principal Balance:  Registered Owner:             Final Scheduled
$200,000,000                 CEDE & CO.                    Distribution
                                                           Date:  September 25,
                                                                  2031
Percentage Interest: 100%

          The registered owner named above is the registered owner of a fractional interest in (i) each Group I Mortgage Loan identified on the Mortgage Loan Schedule attached as Exhibit B to that certain Pooling and Servicing Agreement dated as of September 1, 2001 (the "Pooling and Servicing Agreement") by and among NovaStar Mortgage Funding Corporation, as the company (the "Company"), the Trustee, First Union National Bank as the certificate administrator (the "Certificate Administrator"), and NovaStar Mortgage, Inc. as servicer (the "Servicer") and as seller (the "Seller"), including the related Cut-off Date Principal Balance, all interest accruing thereon on and after the Cut-off Date and all collections in respect of interest and principal due after the Cut-off Date; (ii) property which secured each such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) the Company's interest in any insurance policies in respect of such Mortgage Loans;
(iv) all proceeds of any of the foregoing; (v) the rights of the Company under the Purchase Agreement and (vi) all other assets included or to be included in the Trust Fund. Such assignment includes all interest and principal due to the Company or the Servicer after the Cut-off Date with respect to the Mortgage Loans.

          The Original Principal Amount set forth above is equal to the product of (i) the Percentage Interest represented by this Certificate and (ii) the aggregate Original Principal Amount of the Class A-1 Certificates on September 1, 2001 which aggregate amount was $200,000,000. The owner hereof is entitled to principal payments on each Distribution Date, which will fully amortize such Original Principal Amount over the period from the date of initial delivery hereof to the final Distribution Date of the Class A-1 Certificates. Therefore, the actual outstanding principal amount of this Certificate, on any date subsequent to October 25, 2001 (the first Distribution Date) will be less than the Original Principal Amount set forth above.

          In order to receive the final distribution hereon, the owner hereof is required to present this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

          SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS (SECTIONS 860A THROUGH 860G) OF THE CODE.

          THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY (OTHER THAN AS REQUIRED FOR FEDERAL INCOME TAX PURPOSES).

          NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

          This Certificate is one of a Class of duly-authorized Certificates designated as NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2 Class A-1 Certificates (the "Class A-1 Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which the owner of this Certificate, by virtue of acceptance hereof assents, and is bound. Also issued under the Pooling and Servicing Agreement are Class AIO Certificates, Class A-2 Certificates, Class A-3 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class P Certificates, Class O Certificates, Class RL Certificates and Class RU Certificates.

          Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

          On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Distribution Date") commencing October 25, 2001, the owners of the Class A-1 Certificates as of the close of business on the business day immediately preceding such Distribution Date (the "Record Date") will be entitled to the distribution described in Section 4.01 of the Pooling and Servicing Agreement, relating to such Distribution Date. Distributions will be made in immediately available funds to such owners, by wire transfer or by check mailed to the address of the person entitled thereto as it appears on the Certificate Register.

          Each owner of record of a Class A-1 Certificate will be entitled to receive such owner's Percentage Interest in the amounts distributed on such Distribution Date to the owners of the Class A-1 Certificates. The Percentage Interest of each Class A-1 Certificate as of any date of determination will be equal to the percentage obtained by dividing the Original Principal Amount set forth on such Class A-1 Certificate by $200,000,000.

          The Certificate Administrator is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable to any owner shall be considered as having been paid by the Certificate Administrator to such owner for all purposes of the Pooling and Servicing Agreement.

          The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

          This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Capital, Inc., NovaStar Financial Inc., or any of their subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans and amounts on deposit in the Accounts (except as otherwise provided in the Pooling and Servicing Agreement) all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

          No owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

          Notwithstanding any other provisions in the Pooling and Servicing Agreement, the owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such owner.

          The Pooling and Servicing Agreement will terminate upon notice to the Trustee or the Certificate Administrator upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the optional purchase by the Servicer of the Mortgage Loans as described below, (iv) the Distribution Date in October 2032 and (v) at any time when a Qualified Liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC is effected pursuant to the Pooling and Servicing Agreement. In addition, under certain circumstances relating to the qualification of either the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC under the Code, the Mortgage Loans may be sold, thereby affecting the early retirement of the Certificates. Notwithstanding the foregoing, in no event shall the Trust hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Pooling and Servicing Agreement.

          The Servicer may, at its option, terminate the Pooling and Servicing Agreement on any date on which the aggregate of the Principal Balances of the Mortgage Loans on such date is equal to or less than 10% of the Maximum Collateral Amount, by purchasing, on the next succeeding Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the greater of the Principal Balance of the Mortgage Loans and REO Properties or the market value of the Mortgage Loans and REO Properties, in each case plus accrued and unpaid interest thereon at the weighted average of the Mortgage Rates through the end of the Due Period preceding the final Distribution Date plus unreimbursed Servicing Advances, Advances, any unpaid Servicing Fees allocable to such Mortgage Loans and REO Properties and any accrued and unpaid Available Funds Cap Carryforward Amount.

          The Certificate Administrator shall give written notice of termination of the Pooling and Servicing Agreement to each owner in the manner set forth therein.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Certificate Register, and thereupon one or more new certificates of like class, tenor and Percentage Interest will be issued to the designated transferee or transferees.

          The Certificate Administrator is required to furnish certain information on each Distribution Date to the owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

          The Class A-1 Certificates are issuable only as registered Certificates in denominations of $25,000 Original Principal Amount and integral multiples of $1,000. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A-1 Certificates are exchangeable for new Class A-1 Certificates of authorized denominations evidencing the same aggregate principal amount.

          Each of the Trustee, the Certificate Administrator and any agent thereof may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Certificate Administrator or any such agent shall be affected by notice to the contrary.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

                                  CITIBANK, N.A.,
                                   not in its individual capacity, but solely in its capacity as Trustee



                                  By:  ______________________
                                       Name:
                                       Title:

Trustee Authentication

CITIBANK, N.A.,
 not in its individual capacity, but solely in its capacity as Trustee


By:  ______________________
     Name:
     Title:

                                                                     Exhibit A-2

                          Form of Class A-2 Certificate
                          -----------------------------

                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2001-2
                    HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
                             CLASS A-2 CERTIFICATES

                     Comprised of a Certificate Representing
                     Certain Interests Relating to a Pool of
                                 Mortgage Loans
                       The Mortgage Loans are Serviced by

                       NOVASTAR MORTGAGE INC., as Servicer

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          UNTIL THE EXPIRATION OF THE FUNDING PERIOD, NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES AND KEOGH PLANS, THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (EACH, A "PLAN") OR TO ANY ENTITY THE ASSETS OF WHICH CONSTITUTE ASSETS OF A PLAN.

          (This certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Financial, Inc., NovaStar Capital, Inc. or any of their subsidiaries and affiliates. This certificate is comprised of a Certificate representing a fractional ownership interest in distributions in certain Accounts created pursuant to the Pooling and Servicing Agreement and certain other rights relating thereto and is payable only from amounts received by the Trustee relating to the Mortgage Loans held in the Trust Fund.)

No.:  A-2-1                  Date:  September ____, 2001   CUSIP: ______________

Original Principal Balance:  Registered Owner:             Final Scheduled
$200,000,000                 CEDE & CO.                    Distribution
                                                           Date:  September 25,
                                                                  2031
Percentage Interest: 100%

          The registered owner named above is the registered owner of a fractional interest in (i) each Group II Mortgage Loan identified on the Mortgage Loan Schedule attached as Exhibit B to that certain Pooling and Servicing Agreement dated as of September 1, 2001 (the "Pooling and Servicing Agreement") by and among NovaStar Mortgage Funding Corporation, as the company (the "Company"), the Trustee, First Union National Bank as the certificate administrator (the "Certificate Administrator"), and NovaStar Mortgage, Inc. as servicer (the "Servicer") and as seller (the "Seller"), including the related Cut-off Date Principal Balance, all interest accruing thereon on and after the Cut-off Date and all collections in respect of interest and principal due after the Cut-off Date; (ii) property which secured each such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) the Company's interest in any insurance policies in respect of such Mortgage Loans;
(iv) all proceeds of any of the foregoing; (v) the rights of the Company under the Purchase Agreement and (vi) all other assets included or to be included in the Trust Fund. Such assignment includes all interest and principal due to the Company or the Servicer after the Cut-off Date with respect to the Mortgage Loans.

          The Original Principal Amount set forth above is equal to the product of (i) the Percentage Interest represented by this Certificate and (ii) the aggregate Original Principal Amount of the Class A-2 Certificates on September 1, 2001 which aggregate amount was $200,000,000. The owner hereof is entitled to principal payments on each Distribution Date, which will fully amortize such Original Principal Amount over the period from the date of initial delivery hereof to the final Distribution Date of the Class A-2 Certificates. Therefore, the actual outstanding principal amount of this Certificate, on any date subsequent to October 25, 2001 (the first Distribution Date) will be less than the Original Principal Amount set forth above.

          In order to receive the final distribution hereon, the owner hereof is required to present this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

          SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS (SECTIONS 860A THROUGH 860G) OF THE CODE.

          THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY (OTHER THAN AS REQUIRED FOR FEDERAL INCOME TAX PURPOSES).

          NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

          This Certificate is one of a Class of duly-authorized Certificates designated as NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2 Class A-2 Certificates (the "Class A-2 Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which the owner of this Certificate, by virtue of acceptance hereof assents, and is bound. Also issued under the Pooling and Servicing Agreement are Class AIO Certificates, Class A-1 Certificates, Class A-3 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class P Certificates, Class O Certificates, Class RL Certificates and Class RU Certificates.

          Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

          On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Distribution Date") commencing October 25, 2001, the owners of the Class A-2 Certificates as of the close of business on the business day immediately preceding such Distribution Date (the "Record Date") will be entitled to the distribution described in Section 4.01 of the Pooling and Servicing Agreement, relating to such Distribution Date. Distributions will be made in immediately available funds to such owners, by wire transfer or by check mailed to the address of the person entitled thereto as it appears on the Certificate Register.

          Each owner of record of a Class A-2 Certificate will be entitled to receive such owner's Percentage Interest in the amounts distributed on such Distribution Date to the owners of the Class A-2 Certificates. The Percentage Interest of each Class A-2 Certificate as of any date of determination will be equal to the percentage obtained by dividing the Original Principal Amount set forth on such Class A-2 Certificate by $200,000,000.

          The Certificate Administrator is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable to any owner shall be considered as having been paid by the Certificate Administrator to such owner for all purposes of the Pooling and Servicing Agreement.

          The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

          This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Capital, Inc., NovaStar Financial Inc., or any of their subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans and amounts on deposit in the Accounts (except as otherwise provided in the Pooling and Servicing Agreement) all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

          No owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

          Notwithstanding any other provisions in the Pooling and Servicing Agreement, the owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such owner.

          The Pooling and Servicing Agreement will terminate upon notice to the Trustee or the Certificate Administrator upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the optional purchase by the Servicer of the Mortgage Loans as described below, (iv) the Distribution Date in October 2032 and (v) at any time when a Qualified Liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC is effected pursuant to the Pooling and Servicing Agreement. In addition, under certain circumstances relating to the qualification of either the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC under the Code, the Mortgage Loans may be sold, thereby affecting the early retirement of the Certificates. Notwithstanding the foregoing, in no event shall the Trust hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Pooling and Servicing Agreement.

          The Servicer may, at its option, terminate the Pooling and Servicing Agreement on any date on which the aggregate of the Principal Balances of the Mortgage Loans on such date is equal to or less than 10% of the Maximum Collateral Amount, by purchasing, on the next succeeding Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the greater of the Principal Balance of the Mortgage Loans and REO Properties or the market value of the Mortgage Loans and REO Properties, in each case plus accrued and unpaid interest thereon at the weighted average of the Mortgage Rates through the end of the Due Period preceding the final Distribution Date plus unreimbursed Servicing Advances, Advances, any unpaid Servicing Fees allocable to such Mortgage Loans and REO Properties and any accrued and unpaid Available Funds Cap Carryforward Amount.

          The Certificate Administrator shall give written notice of termination of the Pooling and Servicing Agreement to each owner in the manner set forth therein.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Certificate Register, and thereupon one or more new certificates of like class, tenor and Percentage Interest will be issued to the designated transferee or transferees.

          The Certificate Administrator is required to furnish certain information on each Distribution Date to the owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

          The Class A-2 Certificates are issuable only as registered Certificates in denominations of $25,000 Original Principal Amount and integral multiples of $1,000. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A-2 Certificates are exchangeable for new Class A-2 Certificates of authorized denominations evidencing the same aggregate principal amount.

          Each of the Trustee, the Certificate Administrator and any agent thereof may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Certificate Administrator or any such agent shall be affected by notice to the contrary.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

                                  CITIBANK, N.A.,
                                   not in its individual capacity, but solely in its capacity as Trustee



                                  By:  ______________________
                                       Name:
                                       Title:

Trustee Authentication

CITIBANK, N.A.,
 not in its individual capacity, but solely in its capacity as Trustee


By:  ______________________
     Name:
     Title:

                                                                     Exhibit A-3

                          Form of Class A-3 Certificate
                          -----------------------------

                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2001-2
                    HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
                             CLASS A-3 CERTIFICATES

                     Comprised of a Certificate Representing
                     Certain Interests Relating to a Pool of
                                 Mortgage Loans
                       The Mortgage Loans are Serviced by

                       NOVASTAR MORTGAGE INC., as Servicer

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          UNTIL THE EXPIRATION OF THE FUNDING PERIOD, NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES AND KEOGH PLANS, THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (EACH, A "PLAN") OR TO ANY ENTITY THE ASSETS OF WHICH CONSTITUTE ASSETS OF A PLAN.

          (This certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Financial, Inc., NovaStar Capital, Inc. or any of their subsidiaries and affiliates. This certificate is comprised of a Certificate representing a fractional ownership interest in distributions in certain Accounts created pursuant to the Pooling and Servicing Agreement and certain other rights relating thereto and is payable only from amounts received by the Trustee relating to the Mortgage Loans held in the Trust Fund.)

No.:  A-3-1                  Date:  September ____, 2001   CUSIP: ______________

Original Principal Balance:  Registered Owner:             Final Scheduled
$344,000,000                 CEDE & CO.                    Distribution
                                                           Date:  September 25,
                                                                  2031
Percentage Interest: 100%

          The registered owner named above is the registered owner of a fractional interest in (i) each Group II Mortgage Loan identified on the Mortgage Loan Schedule attached as Exhibit B to that certain Pooling and Servicing Agreement dated as of September 1, 2001 (the "Pooling and Servicing Agreement") by and among NovaStar Mortgage Funding Corporation, as the company (the "Company"), the Trustee, First Union National Bank as the certificate administrator (the "Certificate Administrator"), and NovaStar Mortgage, Inc. as servicer (the "Servicer") and as seller (the "Seller"), including the related Cut-off Date Principal Balance, all interest accruing thereon on and after the Cut-off Date and all collections in respect of interest and principal due after the Cut-off Date; (ii) property which secured each such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) the Company's interest in any insurance policies in respect of such Mortgage Loans;
(iv) all proceeds of any of the foregoing; (v) the rights of the Company under the Purchase Agreement and (vi) all other assets included or to be included in the Trust Fund. Such assignment includes all interest and principal due to the Company or the Servicer after the Cut-off Date with respect to the Mortgage Loans.

          The Original Principal Amount set forth above is equal to the product of (i) the Percentage Interest represented by this Certificate and (ii) the aggregate Original Principal Amount of the Class A-3 Certificates on September 1, 2001 which aggregate amount was $344,000,000. The owner hereof is entitled to principal payments on each Distribution Date, which will fully amortize such Original Principal Amount over the period from the date of initial delivery hereof to the final Distribution Date of the Class A-3 Certificates. Therefore, the actual outstanding principal amount of this Certificate, on any date subsequent to October 25, 2001 (the first Distribution Date) will be less than the Original Principal Amount set forth above.

          In order to receive the final distribution hereon, the owner hereof is required to present this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

          SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS (SECTIONS 860A THROUGH 860G) OF THE CODE.

          THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY (OTHER THAN AS REQUIRED FOR FEDERAL INCOME TAX PURPOSES).

          NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

          This Certificate is one of a Class of duly-authorized Certificates designated as NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2 Class A-3 Certificates (the "Class A-3 Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which the owner of this Certificate, by virtue of acceptance hereof assents, and is bound. Also issued under the Pooling and Servicing Agreement are Class AIO Certificates, Class A-1 Certificates, Class A-2 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class P Certificates, Class O Certificates, Class RL Certificates and Class RU Certificates.

          Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

          On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Distribution Date") commencing October 25, 2001, the owners of the Class A-3 Certificates as of the close of business on the business day immediately preceding such Distribution Date (the "Record Date") will be entitled to the distribution described in Section 4.01 of the Pooling and Servicing Agreement, relating to such Distribution Date. Distributions will be made in immediately available funds to such owners, by wire transfer or by check mailed to the address of the person entitled thereto as it appears on the Certificate Register.

          Each owner of record of a Class A-3 Certificate will be entitled to receive such owner's Percentage Interest in the amounts distributed on such Distribution Date to the owners of the Class A-3 Certificates. The Percentage Interest of each Class A-3 Certificate as of any date of determination will be equal to the percentage obtained by dividing the Original Principal Amount set forth on such Class A-3 Certificate by $344,000,000.

          The Certificate Administrator is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable to any owner shall be considered as having been paid by the Certificate Administrator to such owner for all purposes of the Pooling and Servicing Agreement.

          The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

          This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Capital, Inc., NovaStar Financial Inc., or any of their subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans and amounts on deposit in the Accounts (except as otherwise provided in the Pooling and Servicing Agreement) all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

          No owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

          Notwithstanding any other provisions in the Pooling and Servicing Agreement, the owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such owner.

          The Pooling and Servicing Agreement will terminate upon notice to the Trustee or the Certificate Administrator upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the optional purchase by the Servicer of the Mortgage Loans as described below, (iv) the Distribution Date in October 2032 and (v) at any time when a Qualified Liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC is effected pursuant to the Pooling and Servicing Agreement. In addition, under certain circumstances relating to the qualification of either the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC under the Code, the Mortgage Loans may be sold, thereby affecting the early retirement of the Certificates. Notwithstanding the foregoing, in no event shall the Trust hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Pooling and Servicing Agreement.

          The Servicer may, at its option, terminate the Pooling and Servicing Agreement on any date on which the aggregate of the Principal Balances of the Mortgage Loans on such date is equal to or less than 10% of the Maximum Collateral Amount, by purchasing, on the next succeeding Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the greater of the Principal Balance of the Mortgage Loans and REO Properties or the market value of the Mortgage Loans and REO Properties, in each case plus accrued and unpaid interest thereon at the weighted average of the Mortgage Rates through the end of the Due Period preceding the final Distribution Date plus unreimbursed Servicing Advances, Advances, any unpaid Servicing Fees allocable to such Mortgage Loans and REO Properties and any accrued and unpaid Available Funds Cap Carryforward Amount.

          The Certificate Administrator shall give written notice of termination of the Pooling and Servicing Agreement to each owner in the manner set forth therein.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Certificate Register, and thereupon one or more new certificates of like class, tenor and Percentage Interest will be issued to the designated transferee or transferees.

          The Certificate Administrator is required to furnish certain information on each Distribution Date to the owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

          The Class A-3 Certificates are issuable only as registered Certificates in denominations of $25,000 Original Principal Amount and integral multiples of $1,000. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A-3 Certificates are exchangeable for new Class A-3 Certificates of authorized denominations evidencing the same aggregate principal amount.

          Each of the Trustee, the Certificate Administrator and any agent thereof may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Certificate Administrator or any such agent shall be affected by notice to the contrary.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

                                  CITIBANK, N.A.,
                                   not in its individual capacity, but solely in its capacity as Trustee



                                  By:  ______________________
                                       Name:
                                       Title:

Trustee Authentication

CITIBANK, N.A.,
 not in its individual capacity, but solely in its capacity as Trustee


By:  ______________________
     Name:
     Title:

                                                                     Exhibit A-4

                          Form of Class M-1 Certificate
                          -----------------------------

                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2001-2
                    HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
                             CLASS M-1 CERTIFICATES

                     Comprised of a Certificate Representing
                     Certain Interests Relating to a Pool of
                                 Mortgage Loans
                       The Mortgage Loans are Serviced by

                       NOVASTAR MORTGAGE INC., as Servicer

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          (This certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Financial, Inc., NovaStar Capital, Inc. or any of their subsidiaries and affiliates. This certificate is comprised of a Certificate representing a fractional ownership interest in distributions in certain Accounts created pursuant to the Pooling and Servicing Agreement and certain other rights relating thereto and is payable only from amounts received by the Trustee relating to the Mortgage Loans held in the Trust Fund.)

          UNTIL THE LATER OF THE EXPIRATION OF THE FUNDING PERIOD AND THE PUBLICATION BY THE U.S. DEPARTMENT OF LABOR OF A PROHIBITED TRANSFER EXEMPTION THAT AMENDS THE UNDERWRITERS' EXEMPTIONS TO EXTEND EXEMPTIVE RELIEF TO SUBORDINATE CERTIFICATES SUCH AS THIS CERTIFICATE, NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES AND KEOGH PLANS, THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (EACH, A "PLAN") OR TO ANY ENTITY THE ASSETS OF WHICH CONSTITUTE ASSETS OF A PLAN.

No.:  M-1-1                  Date:  September ____, 2001   CUSIP: ______________

Original Principal Balance:  Registered Owner:             Final Scheduled
$16,000,000                  CEDE & CO.                    Distribution
                                                           Date:  September 25,
                                                                  2031
Percentage Interest: 100%

          The registered owner named above is the registered owner of a fractional interest in (i) each Mortgage Loan identified on the Mortgage Loan Schedule attached as Exhibit B to that certain Pooling and Servicing Agreement dated as of September 1, 2001 (the "Pooling and Servicing Agreement") by and among NovaStar Mortgage Funding Corporation as the company, (the "Company"), the Trustee, First Union National Bank as the certificate administrator (the "Certificate Administrator"), and NovaStar Mortgage, Inc. as servicer (the "Servicer") and as seller (the "Seller"), including the related Cut-off Date Principal Balance, all interest accruing thereon on and after the Cut-off Date and all collections in respect of interest and principal due after the Cut-off Date; (ii) property which secured each such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) the Company's interest in any insurance policies in respect of the Mortgage Loans; (iv) all proceeds of any of the foregoing; (v) the rights of the Company under the Purchase Agreement and (vi) all other assets included or to be included in the Trust fund. Such assignment includes all interest and principal due to the Company or the Servicer after the Cut-off Date with respect to the Mortgage Loans.

          The Original Principal Amount set forth above is equal to the product of (i) the Percentage Interest represented by this Certificate and (ii) the aggregate Original Principal Amount of the Class M-1 Certificates on September 1, 2001 which aggregate amount was $16,000,000. The owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such Original Principal Amount over the period from the date of initial delivery hereof to the final Distribution Date of the Class M-1 Certificates. Therefore, the actual outstanding principal amount of this Certificate, on any date subsequent to October 25, 2001 (the first Distribution
Date) will be less than the Original Principal Amount set forth above.

          In order to receive the final distribution hereon, the owner hereof is required to present this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

          SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS (SECTIONS 860A THROUGH 860G) OF THE CODE.

          THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY (OTHER THAN AS REQUIRED FOR FEDERAL INCOME TAX PURPOSES).

          NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE

CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

          This Certificate is one of a Class of duly-authorized Certificates designated as NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2 Class M-1 Certificates (the "Class M-1 Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which the owner of this Certificate, by virtue of acceptance hereof assents, and is bound. Also issued under the Pooling and Servicing Agreement are Class AIO Certificates, Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class P Certificates, Class O Certificates, Class RL Certificates and Class RU Certificates, all such Certificates are collectively referred to as the "Certificates."

          Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

          On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Distribution Date") commencing October 25, 2001, the owners of the Class M-1 Certificates as of the close of business on the business day immediately preceding such Distribution Date (the "Record Date") will be entitled to receive the distribution described in Section 4.01 of the Pooling and Servicing Agreement relating to such Distribution Date. Distributions will be made in immediately available funds to such owners, by wire transfer or by check mailed to the address of the person entitled thereto as it appears on the Certificate Register.

          Each owner of record of a Class M-1 Certificate will be entitled to receive such owner's Percentage Interest in the amounts distributed on such Distribution Date to the owners of the Class M-1 Certificates. The Percentage Interest of each Class M-1 Certificate as of any date of determination will be equal to the percentage obtained by dividing the Original Principal Amount set forth on such Class M-1 Certificate by $16,000,000.

          The Certificate Administrator is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable to any owner shall be considered as having been paid by the Certificate Administrator to such owner for all purposes of the Pooling and Servicing Agreement.

          The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

          This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, NovaStar Mortgage, Inc.,

NovaStar Mortgage Funding Corporation, NovaStar Capital, Inc., NovaStar Financial Inc., or any of their subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans and amounts on deposit in the Accounts (except as otherwise provided in the Pooling and Servicing Agreement) all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

          No owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

          Notwithstanding any other provisions in the Pooling and Servicing Agreement, the owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such owner.

          The Pooling and Servicing Agreement will terminate upon notice to the Trustee or the Certificate Administrator upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the optional purchase by the Servicer of the Mortgage Loans as described below, (iv) the Distribution Date in October 2032 and (v) at any time when a Qualified Liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC is effected pursuant to the Pooling and Servicing Agreement. In addition, under certain circumstances relating to the qualification of either the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC under the Code, the Mortgage Loans may be sold, thereby affecting the early retirement of the Certificates. Notwithstanding the foregoing, in no event shall the Trust hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Pooling and Servicing Agreement.

          The Servicer may, at its option, terminate the Pooling and Servicing Agreement on any date on which the aggregate of the Principal Balances of the Mortgage Loans on such date is equal to or less than 10% of the Maximum Collateral Amount, by purchasing, on the next succeeding Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the greater of the Principal Balance of the Mortgage Loans and REO Properties or the market value of the Mortgage Loans and REO Properties, in each case plus accrued and unpaid interest thereon at the weighted average of the Mortgage Rates through the end of the Due Period preceding the final Distribution Date plus unreimbursed Servicing Advances, Advances, any unpaid Servicing Fees allocable to such Mortgage Loans and REO Properties and any accrued and unpaid Available Funds Cap Carryforward Amount.

          The Certificate Administrator shall give written notice of termination of the Pooling and Servicing Agreement to each owner in the manner set forth therein.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Certificate Register, and thereupon one or more new certificates of like class, tenor and Percentage Interest will be issued to the designated transferee or transferees.

          The Certificate Administrator is required to furnish certain information on each Distribution Date to the owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

          The Class M-1 Certificates are issuable only as registered Certificates in denominations of $25,000 Original Principal Amount and integral multiples of $1,000. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class M-1 Certificates are exchangeable for new Class M-1 Certificates of authorized denominations evidencing the same aggregate principal amount.

          Each of the Trustee, the Certificate Administrator and any agent thereof may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Certificate Administrator or any such agent shall be affected by notice to the contrary.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

                                  CITIBANK, N.A.,
                                   not in its individual capacity, but solely in its capacity as Trustee



                                  By:  ______________________
                                       Name:
                                       Title:

Trustee Authentication

CITIBANK, N.A.,
 not in its individual capacity, but solely in its capacity as Trustee


By:  ______________________
     Name:
     Title:

                                                                     Exhibit A-5

                          Form of Class M-2 Certificate
                          -----------------------------

                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2001-2
                    HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
                             CLASS M-2 CERTIFICATES

                     Comprised of a Certificate Representing
                     Certain Interests Relating to a Pool of
                                 Mortgage Loans
                       The Mortgage Loans are Serviced by

                       NOVASTAR MORTGAGE INC., as Servicer

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          (This certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Financial, Inc., NovaStar Capital, Inc. or any of their subsidiaries and affiliates. This certificate is comprised of a Certificate representing a fractional ownership interest in distributions in certain Accounts created pursuant to the Pooling and Servicing Agreement and certain other rights relating thereto and is payable only from amounts received by the Trustee relating to the Mortgage Loans held in the Trust Fund.)

          UNTIL THE LATER OF THE EXPIRATION OF THE FUNDING PERIOD AND THE PUBLICATION BY THE U.S. DEPARTMENT OF LABOR OF A PROHIBITED TRANSFER EXEMPTION THAT AMENDS THE UNDERWRITERS' EXEMPTIONS TO EXTEND EXEMPTIVE RELIEF TO SUBORDINATE CERTIFICATES SUCH AS THIS CERTIFICATE, NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES AND KEOGH PLANS, THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (EACH, A "PLAN") OR TO ANY ENTITY THE ASSETS OF WHICH CONSTITUTE ASSETS OF A PLAN.

No.:  M-2-1                  Date:  September ____, 2001   CUSIP: ______________

Original Principal Balance:  Registered Owner:             Final Scheduled
$16,000,000                  CEDE & CO.                    Distribution
                                                           Date:  September 25,
                                                                  2031
Percentage Interest: 100%

          The registered owner named above is the registered owner of a fractional interest in (I) each Mortgage Loan identified on the Mortgage Loan Schedule attached as Exhibit B to that certain Pooling and Servicing Agreement dated as of September 1, 2001 (the "Pooling and Servicing Agreement") by and among NovaStar Mortgage Funding Corporation as the company (the "Company"), the Trustee, First Union National Bank as the certificate administrator (the "Certificate Administrator"), and NovaStar Mortgage, Inc. as servicer (the "Servicer") and as seller (the "Seller"), including the related Cut-off Date Principal Balance, all interest accruing thereon on and after the Cut-off Date and all collections in respect of interest and principal due after the Cut-off Date; (ii) property which secured each such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) the Company's interest in any insurance policies in respect of the Mortgage Loans; (iv) all proceeds of any of the foregoing; (v) the rights of the Company under the Purchase Agreement and (vi) all other assets included or to be included in the Trust fund. Such assignment includes all interest and principal due to the Company or the Servicer after the Cut-off Date with respect to the Mortgage Loans.

          The Original Principal Amount set forth above is equal to the product of (i) the Percentage Interest represented by this Certificate and (ii) the aggregate Original Principal Amount of the Class M-2 Certificates on September 1, 2001 which aggregate amount was $16,000,000. The owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such Original Principal Amount over the period from the date of initial delivery hereof to the final Distribution Date of the Class M-2 Certificates. Therefore, the actual outstanding principal amount of this Certificate, on any date subsequent to October 25, 2001 (the first Distribution
Date) will be less than the Original Principal Amount set forth above.

          In order to receive the final distribution hereon, the owner hereof is required to present this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

          SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS (SECTIONS 860A THROUGH 860G) OF THE CODE.

          THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY (OTHER THAN AS REQUIRED FOR FEDERAL INCOME TAX PURPOSES).

          NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

          This Certificate is one of a Class of duly-authorized Certificates designated as NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2 Class M-2 Certificates (the "Class M-2 Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which the owner of this Certificate, by virtue of acceptance hereof assents, and is bound. Also issued under the Pooling and Servicing Agreement are Class AIO Certificates, Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class M-1 Certificates, Class M-3 Certificates, Class P Certificates, Class O Certificates, Class RL Certificates and Class RU Certificates, all such Certificates are collectively referred to as the "Certificates."

          Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

          On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Distribution Date") commencing October 25, 2001, the owners of the Class M-2 Certificates as of the close of business on the business day immediately preceding such Distribution Date (the "Record Date") will be entitled to receive the distribution described in Section 4.01 of the Pooling and Servicing Agreement relating to such Distribution Date. Distributions will be made in immediately available funds to such owners, by wire transfer or by check mailed to the address of the person entitled thereto as it appears on the Certificate Register.

          Each owner of record of a Class M-2 Certificate will be entitled to receive such owner's Percentage Interest in the amounts distributed on such Distribution Date to the owners of the Class M-2 Certificates. The Percentage Interest of each Class M-2 Certificate as of any date of determination will be equal to the percentage obtained by dividing the Original Principal Amount set forth on such Class M-2 Certificate by $16,000,000.

          The Certificate Administrator is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable to any owner shall be considered as having been paid by the Certificate Administrator to such owner for all purposes of the Pooling and Servicing Agreement.

          The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

          This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Capital, Inc., NovaStar Financial Inc., or any of their subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans and amounts on deposit in the Accounts (except as otherwise provided in the Pooling and Servicing Agreement) all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

          No owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

          Notwithstanding any other provisions in the Pooling and Servicing Agreement, the owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such owner.

          The Pooling and Servicing Agreement will terminate upon notice to the Trustee or the Certificate Administrator upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the optional purchase by the Servicer of the Mortgage Loans as described below, (iv) the Distribution Date in October 2032 and (v) at any time when a Qualified Liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC is effected pursuant to the Pooling and Servicing Agreement. In addition, under certain circumstances relating to the qualification of either the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC under the Code, the Mortgage Loans may be sold, thereby affecting the early retirement of the Certificates. Notwithstanding the foregoing, in no event shall the Trust hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Pooling and Servicing Agreement.

          The Servicer may, at its option, terminate the Pooling and Servicing Agreement on any date on which the aggregate of the Principal Balances of the Mortgage Loans on such date is equal to or less than 10% of the Maximum Collateral Amount, by purchasing, on the next succeeding Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the greater of the Principal Balance of the Mortgage Loans and REO Properties or the market value of the Mortgage Loans and REO Properties, in each case plus accrued and unpaid interest thereon at the weighted average of the Mortgage Rates through the end of the Due Period preceding the final Distribution Date plus unreimbursed Servicing Advances, Advances, any unpaid Servicing Fees allocable to such Mortgage Loans and REO Properties and any accrued and unpaid Available Funds Cap Carryforward Amount.

          The Certificate Administrator shall give written notice of termination of the Pooling and Servicing Agreement to each owner in the manner set forth therein.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Certificate Register, and thereupon one or more new certificates of like class, tenor and Percentage Interest will be issued to the designated transferee or transferees.

          The Certificate Administrator is required to furnish certain information on each Distribution Date to the owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

          The Class M-2 Certificates are issuable only as registered Certificates in denominations of $25,000 Original Principal Amount and integral multiples of $1,000. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class M-2 Certificates are exchangeable for new Class M-2 Certificates of authorized denominations evidencing the same aggregate principal amount.

          Each of the Trustee, the Certificate Administrator and any agent thereof may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Certificate Administrator or any such agent shall be affected by notice to the contrary.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

                                  CITIBANK, N.A.,
                                   not in its individual capacity, but solely in its capacity as Trustee



                                  By:  ______________________
                                       Name:
                                       Title:

Trustee Authentication

CITIBANK, N.A.,
 not in its individual capacity, but solely in its capacity as Trustee


By:  ______________________
     Name:
     Title:

                                                                     Exhibit A-6

                          Form of Class M-3 Certificate
                          -----------------------------

                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2001-2
                    HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
                             CLASS M-3 CERTIFICATES

                     Comprised of a Certificate Representing
                     Certain Interests Relating to a Pool of
                                 Mortgage Loans
                       The Mortgage Loans are Serviced by

                       NOVASTAR MORTGAGE INC., as Servicer

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          (This certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Financial, Inc., NovaStar Capital, Inc. or any of their subsidiaries and affiliates. This certificate is comprised of a Certificate representing a fractional ownership interest in distributions in certain Accounts created pursuant to the Pooling and Servicing Agreement and certain other rights relating thereto and is payable only from amounts received by the Trustee relating to the Mortgage Loans held in the Trust Fund.)

          UNTIL THE LATER OF THE EXPIRATION OF THE FUNDING PERIOD AND THE PUBLICATION BY THE U.S. DEPARTMENT OF LABOR OF A PROHIBITED TRANSFER EXEMPTION THAT AMENDS THE UNDERWRITERS' EXEMPTIONS TO EXTEND EXEMPTIVE RELIEF TO SUBORDINATE CERTIFICATES SUCH AS THIS CERTIFICATE, NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES AND KEOGH PLANS, THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (EACH, A "PLAN") OR TO ANY ENTITY THE ASSETS OF WHICH CONSTITUTE ASSETS OF A PLAN.

No.:  M-3-1                  Date:  September ____, 2001   CUSIP: ______________

Original Principal Balance:  Registered Owner:             Final Scheduled
$12,000,000                  CEDE & CO.                    Distribution
                                                           Date:  September 25,
                                                                  2031
Percentage Interest: 100%

          The registered owner named above is the registered owner of a fractional interest in (i) each Mortgage Loan identified on the Mortgage Loan Schedule attached as Exhibit B to that certain Pooling and Servicing Agreement dated as of September 1, 2001 (the "Pooling and Servicing Agreement") by and among NovaStar Mortgage Funding Corporation as the company (the "Company"), the Trustee, First Union National Bank as the certificate administrator (the "Certificate Administrator"), and NovaStar Mortgage, Inc. as servicer (the "Servicer") and as seller (the "Seller"), including the related Cut-off Date Principal Balance, all interest accruing thereon on and after the Cut-off Date and all collections in respect of interest and principal due after the Cut-off Date; (ii) property which secured each such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) the Company's interest in any insurance policies in respect of the Mortgage Loans; (iv) all proceeds of any of the foregoing; (v) the rights of the Company under the Purchase Agreement and (vi) all other assets included or to be included in the Trust fund. Such assignment includes all interest and principal due to the Company or the Servicer after the Cut-off Date with respect to the Mortgage Loans.

          The Original Principal Amount set forth above is equal to the product of (i) the Percentage Interest represented by this Certificate and (ii) the aggregate Original Principal Amount of the Class M-3 Certificates on September 1, 2001 which aggregate amount was $12,000,000. The owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such Original Principal Amount over the period from the date of initial delivery hereof to the final Distribution Date of the Class M-3 Certificates. Therefore, the actual outstanding principal amount of this Certificate, on any date subsequent to October 25, 2001 (the first Distribution
Date) will be less than the Original Principal Amount set forth above.

          In order to receive the final distribution hereon, the owner hereof is required to present this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

          SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS (SECTIONS 860A THROUGH 860G) OF THE CODE.

          THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY (OTHER THAN AS REQUIRED FOR FEDERAL INCOME TAX PURPOSES).

          NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

          This Certificate is one of a Class of duly-authorized Certificates designated as NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2 Class M-3 Certificates (the "Class M-3 Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which the owner of this Certificate, by virtue of acceptance hereof assents, and is bound. Also issued under the Pooling and Servicing Agreement are Class AIO Certificates, Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class P Certificates, Class O Certificates, Class RL Certificates and Class RU Certificates, all such Certificates are collectively referred to as the "Certificates."

          Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

          On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Distribution Date") commencing October 25, 2001, the owners of the Class M-3 Certificates as of the close of business on the business day immediately preceding such Distribution Date (the "Record Date") will be entitled to receive the distribution described in Section 4.01 of the Pooling and Servicing Agreement relating to such Distribution Date. Distributions will be made in immediately available funds to such owners, by wire transfer or by check mailed to the address of the person entitled thereto as it appears on the Certificate Register.

          Each owner of record of a Class M-3 Certificate will be entitled to receive such owner's Percentage Interest in the amounts distributed on such Distribution Date to the owners of the Class M-3 Certificates. The Percentage Interest of each Class M-3 Certificate as of any date of determination will be equal to the percentage obtained by dividing the Original Principal Amount set forth on such Class M-3 Certificate by $12,000,000.

          The Certificate Administrator is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable to any owner shall be considered as having been paid by the Certificate Administrator to such owner for all purposes of the Pooling and Servicing Agreement.

          The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

          This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Capital, Inc., NovaStar Financial Inc., or any of their subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans and amounts on deposit in the Accounts (except as otherwise provided in the Pooling and Servicing Agreement) all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

          No owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

          Notwithstanding any other provisions in the Pooling and Servicing Agreement, the owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such owner.

          The Pooling and Servicing Agreement will terminate upon notice to the Trustee or the Certificate Administrator upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the optional purchase by the Servicer of the Mortgage Loans as described below, (iv) the Distribution Date in October 2032 and (v) at any time when a Qualified Liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC is effected pursuant to the Pooling and Servicing Agreement. In addition, under certain circumstances relating to the qualification of either the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC under the Code, the Mortgage Loans may be sold, thereby affecting the early retirement of the Certificates. Notwithstanding the foregoing, in no event shall the Trust hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Pooling and Servicing Agreement.

          The Servicer may, at its option, terminate the Pooling and Servicing Agreement on any date on which the aggregate of the Principal Balances of the Mortgage Loans on such date is equal to or less than 10% of the Maximum Collateral Amount, by purchasing, on the next succeeding Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the greater of the Principal Balance of the Mortgage Loans and REO Properties or the market value of the Mortgage Loans and REO Properties, in each case plus accrued and unpaid interest thereon at the weighted average of the Mortgage Rates through the end of the Due Period preceding the final Distribution Date plus unreimbursed Servicing Advances, Advances, any unpaid Servicing Fees allocable to such Mortgage Loans and REO Properties and any accrued and unpaid Available Funds Cap Carryforward Amount.

          The Certificate Administrator shall give written notice of termination of the Pooling and Servicing Agreement to each owner in the manner set forth therein.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Certificate Register, and thereupon one or more new certificates of like class, tenor and Percentage Interest will be issued to the designated transferee or transferees.

          The Certificate Administrator is required to furnish certain information on each Distribution Date to the owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

          The Class M-3 Certificates are issuable only as registered Certificates in denominations of $25,000 Original Principal Amount and integral multiples of $1,000. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class M-3 Certificates are exchangeable for new Class M-3 Certificates of authorized denominations evidencing the same aggregate principal amount.

          Each of the Trustee, the Certificate Administrator and any agent thereof may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Certificate Administrator or any such agent shall be affected by notice to the contrary.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

                                  CITIBANK, N.A.,
                                   not in its individual capacity, but solely in its capacity as Trustee



                                  By:  ______________________
                                       Name:
                                       Title:

Trustee Authentication

CITIBANK, N.A.,
 not in its individual capacity, but solely in its capacity as Trustee


By:  ______________________
     Name:
     Title:

                                                                     Exhibit A-7

                          Form of Class AIO Certificate
                          -----------------------------

                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2001-2
                    HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
                             CLASS AIO CERTIFICATES

                     Comprised of a Certificate Representing
                     Certain Interests Relating to a Pool of
                                 Mortgage Loans
                       The Mortgage Loans are Serviced by

                       NOVASTAR MORTGAGE INC., as Servicer

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          (This certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Financial, Inc., NovaStar Capital, Inc. or any of their subsidiaries and affiliates. This certificate is comprised of a Certificate representing a fractional ownership interest in distributions in certain Accounts created pursuant to the Pooling and Servicing Agreement and certain other rights relating thereto and is payable only from amounts received by the Trustee relating to the Mortgage Loans held in the Trust Fund.)

          NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES AND KEOGH PLANS, THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (EACH, A "PLAN") OR TO ANY ENTITY THE ASSETS OF WHICH CONSTITUTE ASSETS OF A PLAN.

No.:  AIO-1                  Date:  September ____, 2001   CUSIP: ______________

Original Principal Balance:  Registered Owner:             Final Scheduled
$788,000,100                 CEDE & CO.                    Distribution
                                                           Date:  September 25,
                                                                  2031
Percentage Interest: 100%

          The registered owner named above is the registered owner of a fractional interest in (i) each Mortgage Loan identified on the Mortgage Loan Schedule attached as Exhibit B to that certain Pooling and Servicing Agreement dated as of September 1, 2001 (the "Pooling and Servicing Agreement") by and among NovaStar Mortgage Funding Corporation as the company (the "Company"), the Trustee, First Union National Bank as the certificate administrator (the "Certificate Administrator"), and NovaStar Mortgage, Inc. as servicer (the "Servicer") and as seller (the "Seller"), including the related Cut-off Date Principal Balance, all interest accruing thereon on and after the Cut-off Date and all collections in respect of interest and principal due after the Cut-off Date; (ii) property which secured each such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) the Company's interest in any insurance policies in respect of the Mortgage Loans; (iv) all proceeds of any of the foregoing; (v) the rights of the Company under the Purchase Agreement and (vi) all other assets included or to be included in the Trust Fund. Such assignment includes all interest and principal due to the Company or the Servicer after the Cut-off Date with respect to the Mortgage Loans.

          Each owner of record of a Class AIO Certificate will be entitled to interest payments only on each Distribution Date, which shall be calculated based on a notional principal balance equal to the aggregate outstanding principal balance of the Mortgage Loans. The owner hereof will not receive any distributions of principal.

          In order to receive the final distribution hereon, the owner hereof is required to present this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

          SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS (SECTIONS 860A THROUGH 860G) OF THE CODE.

          THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY (OTHER THAN AS REQUIRED FOR FEDERAL INCOME TAX PURPOSES).

          NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

          THIS CERTIFICATE IS AN INTEREST ONLY CERTIFICATE. THE HOLDER OF THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY DISTRIBUTIONS OF PRINCIPAL WITH RESPECT TO THE MORTGAGE LOANS.

          This Certificate is one of a Class of duly-authorized Certificates designated as NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2 Class AIO Certificates (the "Class AIO Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which the owner of this Certificate, by virtue of acceptance hereof assents, and is bound. Also issued under the Pooling and Servicing Agreement are Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class P Certificates, Class O Certificates, Class RL Certificates and Class RU Certificates, all such Certificates are collectively referred to as the "Certificates."

          Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

          On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Distribution Date") commencing October 25, 2001, the owners of the Class AIO Certificates as of the close of business on the business day immediately preceding such Distribution Date (the "Record Date") will be entitled to receive the Class AIO Distribution Amount relating to such Distribution Date. Distributions will be made in immediately available funds to such owners, by wire transfer or by check mailed to the address of the person entitled thereto as it appears on the Certificate Register.

          The Certificate Administrator is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable to any owner shall be considered as having been paid by the Certificate Administrator to such owner for all purposes of the Pooling and Servicing Agreement.

          The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

          This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Capital, Inc., NovaStar Financial Inc., or any of their subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans and amounts on deposit in the Accounts (except as otherwise provided in the Pooling and Servicing Agreement) all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

          No owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

          Notwithstanding any other provisions in the Pooling and Servicing Agreement, the owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such owner.

          The Pooling and Servicing Agreement will terminate upon notice to the Trustee or the Certificate Administrator upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the optional purchase by the Servicer of the Mortgage Loans as described below, (iv) the Distribution Date in October 2032 and (v) at any time when a Qualified Liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC is effected pursuant to the Pooling and Servicing Agreement. In addition, under certain circumstances relating to the qualification of either the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC under the Code, the Mortgage Loans may be sold, thereby affecting the early retirement of the Certificates. Notwithstanding the foregoing, in no event shall the Trust hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Pooling and Servicing Agreement.

          The Servicer may, at its option, terminate the Pooling and Servicing Agreement on any date on which the aggregate of the Principal Balances of the Mortgage Loans on such date is equal to or less than 10% of the Maximum Collateral Amount, by purchasing, on the next succeeding Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the greater of the Principal Balance of the Mortgage Loans and REO Properties or the market value of the Mortgage Loans and REO Properties, in each case plus accrued and unpaid interest thereon at the weighted average of the Mortgage Rates through the end of the Due Period preceding the final Distribution Date plus unreimbursed Servicing Advances, Advances, any unpaid Servicing Fees allocable to such Mortgage Loans and REO Properties and any accrued and unpaid Available Funds Cap Carryforward Amount.

          The Certificate Administrator shall give written notice of termination of the Pooling and Servicing Agreement to each owner in the manner set forth therein.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Certificate Register, and thereupon one or more new certificates of like class, tenor and Percentage Interest will be issued to the designated transferee or transferees.

          The Certificate Administrator is required to furnish certain information on each Distribution Date to the owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class AIO Certificates are exchangeable for new Class AIO Certificates of authorized denominations evidencing the same aggregate principal amount.

          Each of the Trustee, the Certificate Administrator and any agent thereof may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Certificate Administrator or any such agent shall be affected by notice to the contrary.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

                                  CITIBANK, N.A.,
                                   not in its individual capacity, but solely in its capacity as Trustee



                                  By:  ______________________
                                       Name:
                                       Title:

Trustee Authentication

CITIBANK, N.A.,
 not in its individual capacity, but solely in its capacity as Trustee


By:  ______________________
     Name:
     Title:

                                                                     Exhibit A-8

                           Form of Class P Certificate
                           ---------------------------

                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2001-2
                    HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
                              CLASS P CERTIFICATES

                     Comprised of a Certificate Representing
                     Certain Interests Relating to a Pool of
                                 Mortgage Loans
                       The Mortgage Loans are Serviced by

                       NOVASTAR MORTGAGE INC., as Servicer

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          (This certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Financial, Inc., NovaStar Capital, Inc. or any of their subsidiaries and affiliates. This certificate is comprised of a Certificate representing a fractional ownership interest in distributions in certain Accounts created pursuant to the Pooling and Servicing Agreement and certain other rights relating thereto and is payable only from amounts received by the Trustee relating to the Mortgage Loans held in the Trust Fund.)

          NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES AND KEOGH PLANS, THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (EACH, A "PLAN") OR TO ANY ENTITY THE ASSETS OF WHICH CONSTITUTE ASSETS OF A PLAN.


No.:  P-1                    Date:  September ____, 2001   CUSIP: ______________

Original Principal Balance:  Registered Owner:             Final Scheduled Distribution
$ 100                        CEDE & CO.
                                                           Date: September 25, 2031

Percentage Interest: 100%

          The registered owner named above is the registered owner of a fractional interest in (i) each Mortgage Loan identified on the Mortgage Loan Schedule attached as Exhibit B to that certain Pooling and Servicing Agreement dated as of September 1, 2001 (the "Pooling and Servicing Agreement") by and among NovaStar Mortgage Funding Corporation as the company (the "Company"), the Trustee, First Union National Bank as the certificate administrator (the "Certificate Administrator"), and NovaStar Mortgage, Inc. as servicer (the "Servicer") and as seller (the "Seller"), including the related Cut-off Date Principal Balance, all interest accruing thereon on and after the Cut-off Date and all collections in respect of interest and principal due after the Cut-off Date; (ii) property which secured each such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) the Company's interest in any insurance policies in respect of the Mortgage Loans; (iv) all proceeds of any of the foregoing; (v) the rights of the Company under the Purchase Agreement and (vi) all other assets included or to be included in the Trust Fund. Such assignment includes all interest and principal due to the Company or the Servicer after the Cut-off Date with respect to the Mortgage Loans.

          In order to receive the final distribution hereon, the owner hereof is required to present this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

          SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS (SECTIONS 860A THROUGH 860G) OF THE CODE.

          THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY (OTHER THAN AS REQUIRED FOR FEDERAL INCOME TAX PURPOSES).

          NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

          THE HOLDER OF THIS CERTIFICATE IS ENTITLED TO PREPAYMENT CHARGES COLLECTED WITH RESPECT TO THE MORTGAGE LOANS AND A SINGLE PRINCIPAL PAYMENT OF $100 ON THE 35TH DISTRIBUTION DATE. THE HOLDER OF THIS CERTIFICATE IS NOT ENTITLED TO ANY DISTRIBUTIONS OF INTEREST WITH RESPECT TO THE MORTGAGE LOANS.

          This Certificate is one of a Class of duly-authorized Certificates designated as NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2 Class P Certificates (the

"Class P Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which the owner of this Certificate, by virtue of acceptance hereof assents, and is bound. Also issued under the Pooling and Servicing Agreement are Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class AIO Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class O Certificates, Class RL Certificates and Class RU Certificates, all such Certificates are collectively referred to as the "Certificates."

          Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

          On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Distribution Date") commencing October 25, 2001, the owners of the Class P Certificates as of the close of business on the business day immediately preceding such Distribution Date (the "Record Date") will be entitled to receive the Prepayment Charges relating to such Distribution Date. Furthermore, on the 35th Distribution Date, the owner of the Class P Certificates on the Record Date will be entitled to the Certificate Principal Balance on the Class P Certificates. Distributions will be made in immediately available funds to such owners, by wire transfer or by check mailed to the address of the person entitled thereto as it appears on the Certificate Register.

          The Certificate Administrator is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable to any owner shall be considered as having been paid by the Certificate Administrator to such owner for all purposes of the Pooling and Servicing Agreement.

          The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

          This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Capital, Inc., NovaStar Financial Inc., or any of their subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans and amounts on deposit in the Accounts (except as otherwise provided in the Pooling and Servicing Agreement) all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

          No owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

          Notwithstanding any other provisions in the Pooling and Servicing Agreement, the owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such owner.

          The Pooling and Servicing Agreement will terminate upon notice to the Trustee or the Certificate Administrator upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the optional purchase by the Servicer of the Mortgage Loans as described below, (iv) the Distribution Date in October 2032 and (v) at any time when a Qualified Liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC is effected pursuant to the Pooling and Servicing Agreement. In addition, under certain circumstances relating to the qualification of either the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC under the Code, the Mortgage Loans may be sold, thereby affecting the early retirement of the Certificates. Notwithstanding the foregoing, in no event shall the Trust hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Pooling and Servicing Agreement.

          The Servicer may, at its option, terminate the Pooling and Servicing Agreement on any date on which the aggregate of the Principal Balances of the Mortgage Loans on such date is equal to or less than 10% of the Maximum Collateral Amount, by purchasing, on the next succeeding Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the greater of the Principal Balance of the Mortgage Loans and REO Properties or the market value of the Mortgage Loans and REO Properties, in each case plus accrued and unpaid interest thereon at the weighted average of the Mortgage Rates through the end of the Due Period preceding the final Distribution Date plus unreimbursed Servicing Advances, Advances, any unpaid Servicing Fees allocable to such Mortgage Loans and REO Properties and any accrued and unpaid Available Funds Cap Carryforward Amount.

          The Certificate Administrator shall give written notice of termination of the Pooling and Servicing Agreement to each owner in the manner set forth therein.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Certificate Register, and thereupon one or more new certificates of like class, tenor and Percentage Interest will be issued to the designated transferee or transferees.

          The Certificate Administrator is required to furnish certain information on each Distribution Date to the owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class P Certificates are exchangeable for new Class P Certificates of authorized denominations evidencing the same aggregate principal amount.

          Each of the Trustee, the Certificate Administrator and any agent thereof may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Certificate Administrator or any such agent shall be affected by notice to the contrary.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

                                  CITIBANK, N.A.,
                                   not in its individual capacity, but solely in its capacity as Trustee



                                  By:  ______________________
                                       Name:
                                       Title:

Trustee Authentication

CITIBANK, N.A.,
 not in its individual capacity, but solely in its capacity as Trustee


By:  ______________________
     Name:
     Title:

                                                                     Exhibit A-9

                           Form of Class O Certificate
                           ---------------------------

                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2001-2
                    HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
                              CLASS O CERTIFICATES

                     Comprised of a Certificate Representing
                     Certain Interests Relating to a Pool of
                                 Mortgage Loans
                       The Mortgage Loans are Serviced by

                       NOVASTAR MORTGAGE INC., as Servicer

          (This certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Financial, Inc., NovaStar Capital, Inc. or any of their subsidiaries and affiliates. This certificate is comprised of a Certificate representing a fractional ownership interest in distributions in certain Accounts created pursuant to the Pooling and Servicing Agreement and certain other rights relating thereto and is payable only from amounts received by the Trustee relating to the Mortgage Loans held in the Trust Fund.)

          THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAW OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT.

          NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES AND KEOGH PLANS, THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (EACH, A "PLAN") OR TO ANY ENTITY THE ASSETS OF WHICH CONSTITUTE ASSETS OF A PLAN.

No.:  O-1                   Date: September ____, 2001   Final Scheduled
                                                         Distribution Date:
                                                         September 25, 2031

Percentage Interest:  100%  Registered Owner:
                            NovaStar REMIC Financing
                            Corporation

          The registered owner named above is the registered owner of a fractional interest in (i) each Mortgage Loan identified on the Mortgage Loan Schedule attached as Exhibit B to that certain Pooling and Servicing Agreement dated as of September 1, 2001 (the "Pooling and Servicing Agreement") by and among NovaStar Mortgage Funding Corporation as the company (the "Company"), the Trustee, First Union National Bank as the certificate administrator (the "Certificate Administrator"), and NovaStar Mortgage, Inc. as servicer (the "Servicer") and as seller (the "Seller"), including the related Cut-off Date Principal Balance, all interest accruing thereon on and after the Cut-off Date and all collections in respect of interest and principal due after the Cut-off Date; (ii) property which secured each such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) the Company's interest in any insurance policies in respect of the Mortgage Loans; (iv) all proceeds of any of the foregoing; (v) the rights of the Company under the Purchase Agreement and (vi) all other assets included or to be included in the Trust Fund. Such assignment includes all interest and principal due to the Company or the Servicer after the Cut-off Date with respect to the Mortgage Loans.

          Each owner of record of a Class O Certificate will be entitled to certain distributions , as described under Section 4.01 of the Pooling and Servicing Agreement.

          In order to receive the final distribution hereon, the owner hereof is required to present this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

          SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS (SECTIONS 860A THROUGH 860G) OF THE CODE.

          THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY (OTHER THAN AS REQUIRED FOR FEDERAL INCOME TAX PURPOSES).

          NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

          THIS CERTIFICATE IS A PRINCIPAL ONLY CERTIFICATE. THE HOLDER OF THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY DISTRIBUTIONS OF INTEREST WITH RESPECT TO THE MORTGAGE LOANS.

          This Certificate is one of a Class of duly-authorized Certificates designated as NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2 Class O Certificates (the

"Class O Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which the owner of this Certificate, by virtue of acceptance hereof assents, and is bound. Also issued under the Pooling and Servicing Agreement are Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class AIO Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class P Certificates, Class O Certificates and Class RU Certificates, all such Certificates are collectively referred to as the "Certificates."

          Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

          On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Distribution Date") commencing October 25, 2001, the owners of the Class O Certificates as of the close of business on the business day immediately preceding such Distribution Date (the "Record Date") will be entitled to receive the Class O Distribution Amount relating to such Distribution Date. Distributions will be made in immediately available funds to such owners, by wire transfer or by check mailed to the address of the person entitled thereto as it appears on the Certificate Register.

          The Certificate Administrator is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable to any owner shall be considered as having been paid by the Certificate Administrator to such owner for all purposes of the Pooling and Servicing Agreement.

          The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

          This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Capital, Inc., NovaStar Financial Inc., or any of their subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans and amounts on deposit in the Accounts (except as otherwise provided in the Pooling and Servicing Agreement) all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

          No owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

          Notwithstanding any other provisions in the Pooling and Servicing Agreement, the owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such owner.

          The Pooling and Servicing Agreement will terminate upon notice to the Trustee or the Certificate Administrator upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the optional purchase by the Servicer of the Mortgage Loans as described below, (iv) the Distribution Date in October 2032 and (v) at any time when a Qualified Liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC is effected pursuant to the Pooling and Servicing Agreement. In addition, under certain circumstances relating to the qualification of either the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC under the Code, the Mortgage Loans may be sold, thereby affecting the early retirement of the Certificates. Notwithstanding the foregoing, in no event shall the Trust hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Pooling and Servicing Agreement.

          The Servicer may, at its option, terminate the Pooling and Servicing Agreement on any date on which the aggregate of the Principal Balances of the Mortgage Loans on such date is equal to or less than 10% of the Maximum Collateral Amount, by purchasing, on the next succeeding Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the greater of the Principal Balance of the Mortgage Loans and REO Properties or the market value of the Mortgage Loans and REO Properties, in each case plus accrued and unpaid interest thereon at the weighted average of the Mortgage Rates through the end of the Due Period preceding the final Distribution Date plus unreimbursed Servicing Advances, Advances, any unpaid Servicing Fees allocable to such Mortgage Loans and REO Properties and any accrued and unpaid Available Funds Cap Carryforward Amount.

          The Certificate Administrator shall give written notice of termination of the Pooling and Servicing Agreement to each owner in the manner set forth therein.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Certificate Register, and thereupon one or more new certificates of like class, tenor and Percentage Interest will be issued to the designated transferee or transferees.

          The Certificate Administrator is required to furnish certain information on each Distribution Date to the owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class O Certificates are exchangeable for new Class O Certificates of authorized denominations evidencing the same aggregate principal amount.

          Each of the Trustee, the Certificate Administrator and any agent thereof may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Certificate Administrator or any such agent shall be affected by notice to the contrary.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

                                  CITIBANK, N.A.,
                                   not in its individual capacity, but solely in its capacity as Trustee



                                  By:  ______________________
                                       Name:
                                       Title:

Trustee Authentication

CITIBANK, N.A.,
 not in its individual capacity, but solely in its capacity as Trustee


By:  ______________________
     Name:
     Title:

                                                                    Exhibit A-10

                          Form of Class RL Certificate
                          ----------------------------

                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2001-2
                    HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
                              CLASS RL CERTIFICATES

                     Comprised of a Certificate Representing
                     Certain Interests Relating to a Pool of
                                 Mortgage Loans
                       The Mortgage Loans are Serviced by

                       NOVASTAR MORTGAGE INC., as Servicer

          (This certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Financial, Inc., NovaStar Capital, Inc. or any of their subsidiaries and affiliates. This certificate is comprised of a Certificate representing a fractional ownership interest in distributions in certain Accounts created pursuant to the Pooling and Servicing Agreement and certain other rights relating thereto and is payable only from amounts received by the Trustee relating to the Mortgage Loans held in the Trust Fund.)

          THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAW OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT.

          NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES AND KEOGH PLANS, THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (EACH, A "PLAN") OR TO ANY ENTITY THE ASSETS OF WHICH CONSTITUTE ASSETS OF A PLAN.

No.:  RL-1                  Date: September ____, 2001   Final Scheduled
                                                         Distribution Date:
                                                         September 25, 2031

Percentage Interest:  100%  Registered Owner:
                            NovaStar REMIC Financing
                            Corporation

          The registered owner named above is the registered owner of a fractional interest in (i) each Mortgage Loan identified on the Mortgage Loan Schedule attached as Exhibit B to that certain Pooling and Servicing Agreement dated as of September 1, 2001 (the "Pooling and Servicing Agreement") by and among NovaStar Mortgage Funding Corporation as the company (the "Company"), the Trustee, First Union National Bank as the certificate administrator (the "Certificate Administrator"), and NovaStar Mortgage, Inc. as servicer (the "Servicer") and as seller (the "Seller"), including the related Cut-off Date Principal Balance, all interest accruing thereon on and after the Cut-off Date and all collections in respect of interest and principal due after the Cut-off Date; (ii) property which secured each such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) the Company's interest in any insurance policies in respect of the Mortgage Loans; (iv) all proceeds of any of the foregoing; (v) the rights of the Company under the Purchase Agreement and (vi) all other assets included or to be included in the Trust Fund. Such assignment includes all interest and principal due to the Company or the Servicer after the Cut-off Date with respect to the Mortgage Loans.

          Each owner of record of a Class RL Certificate will be entitled to certain distributions as described in Section 2.09 of the Pooling and Servicing Agreement.

          In order to receive the final distribution hereon, the owner hereof is required to present this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

          SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "RESIDUAL INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS (SECTIONS 860A THROUGH
860G) OF THE CODE.

          THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY (OTHER THAN AS REQUIRED FOR FEDERAL INCOME TAX PURPOSES).

          TRANSFER OF THIS CLASS RL CERTIFICATE IS RESTRICTED AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT. NO TRANSFER OF THIS CLASS RL CERTIFICATE MAY BE MADE TO A "DISQUALIFIED ORGANIZATION" AS DEFINED IN SECTION 860 E (5) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). SUCH TERM INCLUDES THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN CERTAIN TAXABLE INSTRUMENTALITIES), ANY COOPERATIVE ORGANIZATION FURNISHING ELECTRIC ENERGY OR PROVIDING THEREOF SERVICE TO PERSONS IN RURAL AREAS, OR ANY ORGANIZATION (OTHER THAN A FARMERS' COOPERATIVE) THAT IS EXEMPT FROM FEDERAL INCOME TAX UNLESS SUCH ORGANIZATION IS SUBJECT TO THE

TAX ON UNRELATED BUSINESS INCOME. NO TRANSFER OF THIS CLASS RL CERTIFICATE WILL BE REGISTERED BY THE TRUSTEE UNLESS THE PROPOSED TRANSFEREE HAS DELIVERED AN AFFIDAVIT AFFIRMING, AMONG OTHER THINGS, THAT THE PROPOSED TRANSFEREE IS NOT A DISQUALIFIED ORGANIZATION AND IS NOT ACQUIRING THE CLASS RL CERTIFICATE FOR THE ACCOUNT OF A DISQUALIFIED ORGANIZATION. A COPY OF THE FORM OF AFFIDAVIT REQUIRED OF EACH PROPOSED TRANSFEREE IS ON FILE AND AVAILABLE FROM THE TRUSTEE.

          A TRANSFER IN VIOLATION OF THE APPLICABLE RESTRICTIONS MAY GIVE RISE TO A SUBSTANTIAL TAX UPON THE TRANSFEROR OR, IN CERTAIN CASES, UPON AN AGENT ACTING FOR THE TRANSFEREE. A PASS-THRU ENTITY THAT HOLDS THIS CLASS RL CERTIFICATE AND THAT HAS A DISQUALIFIED ORGANIZATION AS A RECORD OWNER IN ANY TAXABLE YEAR GENERALLY WILL BE SUBJECT TO A TAX FOR EACH SUCH YEAR EQUAL TO THE PRODUCT OF (A) THE AMOUNT OF EXCESS INCLUSIONS WITH RESPECT TO THE PORTION OF THIS CERTIFICATE OWNED THROUGH SUCH PASS-THRU ENTITY BY SUCH DISQUALIFIED ORGANIZATION AND (B) THE HIGHEST MARGINAL FEDERAL TAX RATE ON CORPORATIONS. FOR PURPOSES OF THE PRECEDING SENTENCE, THE TERM "PASS-THRU" ENTITY INCLUDES REGULATED INVESTMENT COMPANIES, REAL ESTATE INVESTMENT TRUSTS, COMMON TRUST FUNDS, PARTNERSHIPS, TRUSTS, ESTATES, COOPERATIVES TO WHICH PART I OF SUBCHAPTER T, CHAPTER 1 OF THE CODE APPLIES AND, EXCEPT AS PROVIDED IN REGULATIONS, NOMINEES.

          NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

          This Certificate is one of a Class of duly-authorized Certificates designated as NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2 Class RL Certificates (the "Class RL Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which the owner of this Certificate, by virtue of acceptance hereof assents, and is bound. Also issued under the Pooling and Servicing Agreement are Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class AIO Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class P Certificates, Class O Certificates and Class RU Certificates, all such Certificates are collectively referred to as the "Certificates."

          Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

          On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Distribution Date") commencing October 25, 2001, the owners of the Class RL Certificates as of the close of business on the business day immediately preceding such Distribution Date (the "Record Date") will be entitled to receive the distribution described in Section 4.01 of the Pooling and Servicing Agreement relating to such Distribution Date. Distributions will be made in immediately available funds to such owners, by wire transfer or by check mailed to the address of the person entitled thereto as it appears on the Certificate Register.

          The Certificate Administrator is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable to any owner shall be considered as having been paid by the Certificate Administrator to such owner for all purposes of the Pooling and Servicing Agreement.

          The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

          This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Capital, Inc., NovaStar Financial Inc., or any of their subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans and amounts on deposit in the Accounts (except as otherwise provided in the Pooling and Servicing Agreement) all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

          No owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

          Notwithstanding any other provisions in the Pooling and Servicing Agreement, the owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such owner.

          The Pooling and Servicing Agreement will terminate upon notice to the Trustee or the Certificate Administrator upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the optional purchase by the Servicer of the Mortgage Loans as described below, (iv) the Distribution Date in October 2032 and (v) at any time when a Qualified Liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC is effected pursuant to the Pooling and Servicing Agreement. In addition, under certain circumstances relating to the qualification of either the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC under the Code, the Mortgage Loans may be sold, thereby affecting the early retirement of the Certificates. Notwithstanding the foregoing, in no event shall the Trust hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Pooling and Servicing Agreement.

          The Servicer may, at its option, terminate the Pooling and Servicing Agreement on any date on which the aggregate of the Principal Balances of the Mortgage Loans on such date is equal to or less than 10% of the Maximum Collateral Amount, by purchasing, on the next succeeding Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the greater of the Principal Balance of the Mortgage Loans and REO Properties or the market value of the Mortgage Loans and REO Properties, in each case plus accrued and unpaid interest thereon at the weighted average of the Mortgage Rates through the end of the Due Period preceding the final Distribution Date plus unreimbursed Servicing Advances, Advances, any unpaid Servicing Fees allocable to such Mortgage Loans and REO Properties and any accrued and unpaid Available Funds Cap Carryforward Amount.

          The Certificate Administrator shall give written notice of termination of the Pooling and Servicing Agreement to each owner in the manner set forth therein.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Certificate Register, and thereupon one or more new certificates of like class, tenor and Percentage Interest will be issued to the designated transferee or transferees.

          The Certificate Administrator is required to furnish certain information on each Distribution Date to the owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class RL Certificates are exchangeable for new Class RL Certificates of authorized denominations evidencing the same aggregate principal amount.

          Each of the Trustee, the Certificate Administrator and any agent thereof may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Certificate Administrator or any such agent shall be affected by notice to the contrary.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

                                  CITIBANK, N.A.,
                                   not in its individual capacity, but solely in its capacity as Trustee



                                  By:  ______________________
                                       Name:
                                       Title:

Trustee Authentication

CITIBANK, N.A.,
 not in its individual capacity, but solely in its capacity as Trustee


By:  ______________________
     Name:
     Title:

                                                                    Exhibit A-11


                          Form of Class RU Certificate
                          ----------------------------

                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2001-2
                    HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
                              CLASS RU CERTIFICATES

                     Comprised of a Certificate Representing
                     Certain Interests Relating to a Pool of
                                 Mortgage Loans
                       The Mortgage Loans are Serviced by

                       NOVASTAR MORTGAGE INC., as Servicer

          (This certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Financial, Inc., NovaStar Capital, Inc. or any of their subsidiaries and affiliates. This certificate is comprised of a Certificate representing a fractional ownership interest in distributions in certain Accounts created pursuant to the Pooling and Servicing Agreement and certain other rights relating thereto and is payable only from amounts received by the Trustee relating to the Mortgage Loans held in the Trust Fund.)

          THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAW OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT.

          NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES AND KEOGH PLANS, THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (EACH, A "PLAN") OR TO ANY ENTITY THE ASSETS OF WHICH CONSTITUTE ASSETS OF A PLAN.

No.:  RU-1                  Date: September ____, 2001   Final Scheduled
                                                         Distribution Date:
                                                         September 25, 2031

Percentage Interest:  100%  Registered Owner:
                            NovaStar REMIC Financing
                            Corporation

          The registered owner named above is the registered owner of a fractional interest in (i) each Mortgage Loan identified on the Mortgage Loan Schedule attached as Exhibit B to that certain Pooling and Servicing Agreement dated as of September 1, 2001 (the "Pooling and Servicing Agreement") by and among NovaStar Mortgage Funding Corporation, as the company (the "Company"), the Trustee, First Union National Bank as the certificate administrator (the "Certificate Administrator"), and NovaStar Mortgage, Inc. as servicer (the "Servicer") and as seller (the "Seller"), including the related Cut-off Date Principal Balance, all interest accruing thereon on and after the Cut-off Date and all collections in respect of interest and principal due after the Cut-off Date; (ii) property which secured each such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) the Company's interest in any insurance policies in respect of the Mortgage Loans; (iv) all proceeds of any of the foregoing; (v) the rights of the Company under the Purchase Agreement and (vi) all other assets included or to be included in the Trust Fund. Such assignment includes all interest and principal due to the Company or the Servicer after the Cut-off Date with respect to the Mortgage Loans.

          Each owner of record of a Class RU Certificate will be entitled to certain distributions as described in Section 4.01 of the Pooling and Servicing Agreement.

          In order to receive the final distribution hereon, the owner hereof is required to present this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

          SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "RESIDUAL INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS (SECTIONS 860A THROUGH
860G) OF THE CODE.

          THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY (OTHER THAN AS REQUIRED FOR FEDERAL INCOME TAX PURPOSES).

          TRANSFER OF THIS CLASS RU CERTIFICATE IS RESTRICTED AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT. NO TRANSFER OF THIS CLASS RU CERTIFICATE MAY BE MADE TO A "DISQUALIFIED ORGANIZATION" AS DEFINED IN SECTION 860 E (5) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). SUCH TERM INCLUDES THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN CERTAIN TAXABLE INSTRUMENTALITIES), ANY COOPERATIVE ORGANIZATION FURNISHING ELECTRIC ENERGY OR PROVIDING THEREOF SERVICE TO PERSONS IN RURAL AREAS, OR ANY ORGANIZATION (OTHER THAN A FARMERS' COOPERATIVE) THAT IS EXEMPT FROM FEDERAL INCOME TAX UNLESS SUCH ORGANIZATION IS SUBJECT TO THE

TAX ON UNRELATED BUSINESS INCOME. NO TRANSFER OF THIS CLASS RU CERTIFICATE WILL BE REGISTERED BY THE TRUSTEE UNLESS THE PROPOSED TRANSFEREE HAS DELIVERED AN AFFIDAVIT AFFIRMING, AMONG OTHER THINGS, THAT THE PROPOSED TRANSFEREE IS NOT A DISQUALIFIED ORGANIZATION AND IS NOT ACQUIRING THE CLASS RU CERTIFICATE FOR THE ACCOUNT OF A DISQUALIFIED ORGANIZATION. A COPY OF THE FORM OF AFFIDAVIT REQUIRED OF EACH PROPOSED TRANSFEREE IS ON FILE AND AVAILABLE FROM THE TRUSTEE.

          A TRANSFER IN VIOLATION OF THE APPLICABLE RESTRICTIONS MAY GIVE RISE TO A SUBSTANTIAL TAX UPON THE TRANSFEROR OR, IN CERTAIN CASES, UPON AN AGENT ACTING FOR THE TRANSFEREE. A PASS-THRU ENTITY THAT HOLDS THIS CLASS RU CERTIFICATE AND THAT HAS A DISQUALIFIED ORGANIZATION AS A RECORD OWNER IN ANY TAXABLE YEAR GENERALLY WILL BE SUBJECT TO A TAX FOR EACH SUCH YEAR EQUAL TO THE PRODUCT OF (A) THE AMOUNT OF EXCESS INCLUSIONS WITH RESPECT TO THE PORTION OF THIS CERTIFICATE OWNED THROUGH SUCH PASS-THRU ENTITY BY SUCH DISQUALIFIED ORGANIZATION AND (B) THE HIGHEST MARGINAL FEDERAL TAX RATE ON CORPORATIONS. FOR PURPOSES OF THE PRECEDING SENTENCE, THE TERM "PASS-THRU" ENTITY INCLUDES REGULATED INVESTMENT COMPANIES, REAL ESTATE INVESTMENT TRUSTS, COMMON TRUST FUNDS, PARTNERSHIPS, TRUSTS, ESTATES, COOPERATIVES TO WHICH PART I OF SUBCHAPTER T, CHAPTER 1 OF THE CODE APPLIES AND, EXCEPT AS PROVIDED IN REGULATIONS, NOMINEES.

          NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

          This Certificate is one of a Class of duly-authorized Certificates designated as NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2 Class RU Certificates (the "Class RU Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which the owner of this Certificate, by virtue of acceptance hereof assents, and is bound. Also issued under the Pooling and Servicing Agreement are Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class AIO Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class P Certificates, Class O Certificates and Class RL Certificates, all such Certificates are collectively referred to as the "Certificates."

          Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

          On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Distribution Date") commencing October 25, 2001, the owners of the Class RU Certificates as of the close of business on the business day immediately preceding such Distribution Date (the "Record Date") will be entitled to receive a distribution as described in Section 4.01 of the Pooling and Servicing Agreement relating to such Distribution Date. Distributions will be made in immediately available funds to such owners, by wire transfer or by check mailed to the address of the person entitled thereto as it appears on the Certificate Register.

          The Certificate Administrator is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable to any owner shall be considered as having been paid by the Certificate Administrator to such owner for all purposes of the Pooling and Servicing Agreement.

          The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

          This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Capital, Inc., NovaStar Financial Inc., or any of their subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans and amounts on deposit in the Accounts (except as otherwise provided in the Pooling and Servicing Agreement) all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

          No owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

          Notwithstanding any other provisions in the Pooling and Servicing Agreement, the owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such owner.

          The Pooling and Servicing Agreement will terminate upon notice to the Trustee or the Certificate Administrator upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the optional purchase by the Servicer of the Mortgage Loans as described below, (iv) the Distribution Date in October 2032 and (v) at any time when a Qualified Liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC is effected pursuant to the Pooling and Servicing Agreement. In addition, under certain circumstances relating to the qualification of either the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC under the Code, the Mortgage Loans may be sold, thereby affecting the early retirement of the Certificates. Notwithstanding the foregoing, in no event shall the Trust hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Pooling and Servicing Agreement.

          The Servicer may, at its option, terminate the Pooling and Servicing Agreement on any date on which the aggregate of the Principal Balances of the Mortgage Loans on such date is equal to or less than 10% of the Maximum Collateral Amount, by purchasing, on the next succeeding Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the greater of the Principal Balance of the Mortgage Loans and REO Properties or the market value of the Mortgage Loans and REO Properties, in each case plus accrued and unpaid interest thereon at the weighted average of the Mortgage Rates through the end of the Due Period preceding the final Distribution Date plus unreimbursed Servicing Advances, Advances, any unpaid Servicing Fees allocable to such Mortgage Loans and REO Properties and any accrued and unpaid Available Funds Cap Carryforward Amount.

          The Certificate Administrator shall give written notice of termination of the Pooling and Servicing Agreement to each owner in the manner set forth therein.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Certificate Register, and thereupon one or more new certificates of like class, tenor and Percentage Interest will be issued to the designated transferee or transferees.

          The Certificate Administrator is required to furnish certain information on each Distribution Date to the owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and Class RU Certificates are exchangeable for new Class RU Certificates of authorized denominations evidencing the same aggregate principal amount.

          Each of the Trustee, the Certificate Administrator and any agent thereof may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Certificate Administrator or any such agent shall be affected by notice to the contrary.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

                                  CITIBANK, N.A.,
                                   not in its individual capacity, but solely in its capacity as Trustee



                                  By:  ______________________
                                       Name:
                                       Title:

Trustee Authentication

CITIBANK, N.A.,
 not in its individual capacity, but solely in its capacity as Trustee


By:  ______________________
     Name:
     Title:

                                                                       Exhibit B

                             Mortgage Loan Schedule
                             ----------------------

         See Exhibit 1 to the Mortgage Loan Purchase Agreement (Tab #2)

                                                                       Exhibit C

                             Form of Addition Notice
                             -----------------------

                              _______________, 2001

VIA FEDERAL EXPRESS
-------------------

First Union National Bank
401 South Tryon Street, 12th Floor
Charlotte, North Carolina  28202
Attn: NovaStar Mortgage Funding Trust,
      Series 2001-2

   Re: Mortgage Loan Purchase Agreement, dated as of September 1, 2001 (the "Purchase Agreement"), among NovaStar Mortgage, Inc. (the "Seller"), NovaStar Mortgage Funding Corporation (the "Company"), First Union National Bank, as certificate administrator (the "Certificate Administrator") and Citibank, N.A., as trustee (the "Trustee"), relating to NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2

Ladies and Gentlemen:

          Pursuant to Section 2.02(b)(i) of the above-captioned Purchase Agreement, the Seller has designated the Subsequent Mortgage Loans (see subsequent mortgage loan schedule attached hereto) to be sold to the Company, and then sold by the Company to the Trust, on _______________, 2001, with an aggregate principal balance of $_____________________. Capitalized terms not otherwise defined herein have the meaning set forth in the Purchase Agreement.

          Please acknowledge your receipt of this notice by countersigning the enclosed copy in the space indicated below and returning it to the attention of the undersigned.

                                  Very truly yours,

                                  NOVASTAR MORTGAGE, INC.


                                  By:_____________________________
                                     Kelly Meinders
                                     Vice President

Acknowledged and agreed:

FIRST UNION NATIONAL BANK,
         solely in its capacity as Certificate
         Administrator

By: _____________________________

                                                                       Exhibit D

                     Form of Subsequent Transfer Instrument
                     --------------------------------------

      [See Exhibits 2(A) and 2(B) to the Mortgage Loan Purchase Agreement]

                                                                       Exhibit E

                               Request for Release
                               -------------------

                                     [date]



To:      First Union National Bank
         as Certificate Administrator

   Re: Pooling and Servicing Agreement, dated as of September 1, 2001 NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2

          In connection with the administration of the pool of Mortgage Loans held by you as Certificate Administrator, we request the release, and acknowledge receipt, of the (Mortgage File/[specify document]) for the Mortgage Loan described below, for the reason indicated.

Mortgagor's Name, Address & Zip Code:

Mortgage Loan Number:

Reason for Requesting Documents (check one)

____   1. Mortgage Loan Paid in Full
          (Servicer hereby certifies that all amounts received in connection therewith have been credited to the Collection Account and remitted to the Certificate Administrator for deposit into the Payment Account pursuant to the Pooling and Servicing Agreement.)

____  2.  Mortgage Loan Liquidated
          (Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to the Collection Account and remitted to the Certificate Administrator for deposit into the Payment Account pursuant to the Pooling and Servicing Agreement.)

____  3.  Mortgage Loan in Foreclosure

____  4.  Mortgage Loan Purchased Pursuant to Section 11.01 of the Pooling and
          Servicing Agreement.

____ 5. Mortgage Loan Repurchased or Substituted pursuant to Article II or III of the Pooling and Servicing Agreement (Seller hereby certifies that the repurchase price or Substitution Adjustment has been credited to the Collection Account and that the substituted mortgage loan is a Qualified Substitute Mortgage Loan.)

____  6.  Other (explain)_______________________________________________________

          If box 1 or 2 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.

          If box 3, 4, 5 or 6 above is checked, upon our return of all of the above documents to you as Certificate Administrator, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                                    NovaStar Mortgage, Inc.,
                                                    as [Servicer][Seller]


                                                    By:_________________________
                                                        Name:
                                                        Title:

Documents returned to Certificate Administrator:


First Union National Bank,
as Certificate Administrator

By: __________________________
     Name:
     Title:

Date: ________________________

                                                                     Exhibit F-1

                     Form of Trustee's Initial Certification
                     ---------------------------------------

                                     [Date]
NovaStar Mortgage, Inc.
1900 W. 47th Place, Suite 205
Westwood, Kansas 66205
Attention: Chris Miller, Senior Vice President

NovaStar Mortgage Funding Corporation
1900 W. 47th Place, Suite 205
Westwood, Kansas 66205
Attention: Chris Miller, Senior Vice President

First Union National Bank
401 South Tryon Street, 12th Floor
Charlotte, North Carolina  28202
Attn: NovaStar Mortgage Funding Trust,
         Series 2001-2

   Re: Pooling and Servicing Agreement, dated as of September 1, 2001 (the "Agreement"), among NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, First Union National Bank, (the "Certificate Administrator") and Citibank, N.A. (the "Trustee"), relating to the NovaStar Mortgage Funding Trust, Series 2001-2 Home Equity Loan Asset-Backed Certificates
          ----------------------------------------------------------------------

          Gentlemen: In accordance with Section 2.03 of the above-captioned Agreement, and Section 2.01(c) of the Mortgage Loan Purchase Agreement, dated as of September 1, 2001 (the "Purchase Agreement" and, together with the Agreement, the "Agreements"), among NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, the Certificate Administrator, the Trustee and First Union National Bank, the undersigned, as Certificate Administrator, on behalf of the Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: (i) all documents required to be included in the Mortgage File are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; and (iii) based on examination by it, and only as to such documents, the information set forth in items (i) - (vii) and (xiv) of the definition or description of "Mortgage Loan Schedule" is correct.

          The Certificate Administrator, on behalf of the Trustee, has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Agreements. The Certificate Administrator, on behalf of the

Trustee, makes no representation that any documents specified in clause (vi) of
Section 2.01(c) of the Purchase Agreement should be included in any Mortgage File. The Certificate Administrator, on behalf of the Trustee, makes no representations as to and shall not be responsible to verify: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan, or (iii) the existence of any assumption, modification, written assurance or substitution agreement with respect to any Mortgage File if no such documents appear in the Mortgage File delivered to the Certificate Administrator, on behalf of the Trustee.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Agreement.

                                   FIRST UNION NATIONAL BANK, not in its
                                   individual capacity but solely as Certificate Administrator

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                                                     Exhibit F-2

                      Form of Trustee's Final Certification
                      -------------------------------------

                                     [Date]
NovaStar Mortgage, Inc.
1900 W. 47th Place, Suite 205
Westwood, Kansas 66205
Attention: Chris Miller, Senior Vice President

NovaStar Mortgage Funding Corporation
1900 W. 47th Place, Suite 205
Westwood, Kansas 66205
Attention: Chris Miller, Senior Vice President

First Union National Bank
401 South Tryon Street, 12th Floor
Charlotte, North Carolina  28202
Attn: NovaStar Mortgage Funding Trust,
         Series 2001-2

   Re: Pooling and Servicing Agreement, dated as of September 1, 2001 (the "Agreement"), among NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, First Union National Bank (the "Certificate Administrator") and Citibank, N.A. (the "Trustee") relating to the NovaStar Mortgage Funding Trust, Series 2001-2 Home Equity Loan Asset-Backed Certificates
          ----------------------------------------------------------------------

Gentlemen:

          In accordance with Section 2.03 of the above-captioned Agreement, and
Section 2.01(c) of the Mortgage Loan Purchase Agreement, dated as of September 1, 2001 (the " Purchase Agreement" and, together with the Agreement, the "Agreements"), among NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, the Certificate Administrator and the Trustee, the undersigned, as Certificate Administrator, on behalf of the Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has received the documents set forth in Section 2.01(c) of the Mortgage Loan Purchase Agreement.

          The Certificate Administrator, on behalf of the Trustee, has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Agreements. The Certificate Administrator, on behalf of the Trustee, makes no representation that any documents specified in clause (vi) of Section 2.01(c) should be included in any Mortgage File. The Certificate Administrator, on behalf of the Trustee, makes no representations as to and shall not be responsible to verify: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or (iii) the existence of any assumption, modification, written assurance or substitution agreement with respect to any Mortgage File if no such documents appear in the Mortgage File delivered to the Certificate Administrator, on behalf of the Trustee.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Agreement.

                                   FIRST UNION NATIONAL BANK, not in its
                                   individual capacity but solely as Certificate Administrator

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                                                       Exhibit G

                            Form of Investment Letter
                            -------------------------

NovaStar Mortgage Funding Corporation
1900 W. 47th Place, Suite 205
Westwood, Kansas 66205
Attention: Chris Miller, Senior Vice President

First Union National Bank
401 South Tryon Street, 12th Floor
Charlotte, North Carolina  28202
Attn: NovaStar Mortgage Funding Trust,
         Series 2001-2

Ladies and Gentlemen:

          The undersigned (the "Transferee") has agreed to purchase from __________ (the "Transferor") the following certificates:

                     Class                     Number

                     ----

                     ----

                     ----

                     ----

                     ----


          I. The Transferee is (check one):

          ---- (i) An insurance company, as defined in Section 2(13) of the Securities Act of 1933, as amended (the "Securities Act"),
                    (ii) an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), (iii) a business development company as defined in
                    Section 2(a)(48) of the Securities Act, (iv) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended, (v) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, (vi) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"),

                    (vii) a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940, as amended, (viii) an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation (other than a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution referenced in Section 3(a)(2) of the Securities Act or a foreign bank or savings and loan association or equivalent institution), partnership, or Massachusetts or similar business trust; or (ix) an investment advisor registered under the Investment Advisors Act of 1940, as amended, which, for each of (i) through (ix), owns and invests on a discretionary basis at least $100 million in securities other than securities of issuers affiliated with the Transferee, securities issued or guaranteed by the United States or a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States, bank deposit notes and certificates of deposit, loan participations, repurchase agreements, securities owned but subject to a repurchase agreement, and currency, interest rate and commodity swaps (collectively, "Excluded Securities");

          ---- a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") that in the aggregate owns and invests on a discretionary basis at least $10 million of securities other than Excluded Securities and securities constituting the whole or part of an unsold allotment to, or subscription by, Transferee as a participant in a public offering;

          ---- an investment company registered under the Investment Company Act that is part of a family of investment companies (as defined in Rule 144A of the Securities and Exchange Commission) which own in the aggregate at least $100 million in securities other than Excluded Securities and securities of issuers that are part of such family of investment companies;

          ---- an entity, all of the equity owners of which are entities described in this Paragraph A(I);

          ---- a bank as defined in Section 3(a)(2) of the Securities Act, any savings and loan association or other institution as referenced in Section 3(a)(5)(A) of the Securities Act, or any foreign bank or savings and loan association or equivalent institution that in the aggregate owns and invests on a discretionary basis at least $100 million in securities other than Excluded Securities and has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements, as of a date not more than 16 months preceding the date of transfer of the Certificates to the Transferee in the case of a U.S. Bank or savings and loan association, and not more than 18 months preceding such date in the case of a foreign bank or savings association or equivalent institution.

          II. The Transferee is acquiring such Certificates solely for its own account, for the account of one or more others, all of which are "Qualified Institutional Buyers" within the meaning of Rule 144A, or in its capacity as a dealer registered pursuant to Section 15 of the Exchange Act acting in a riskless principal transaction on behalf of a "Qualified Institutional Buyer". The Transferee is not acquiring such Certificates with a view to or for the resale, distribution, subdivision or fractionalization thereof which would require registration of the Certificates under the Securities Act.

          D. The Transferee represents that either it is not (i) an employee benefit plan (as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) subject to the provisions of Title I of ERISA, (ii) a plan described in section 4975(e)(l) of the Internal Revenue Code of 1986, or (iii) an entity whose underlying assets are deemed to be assets of a plan described in (i) or (ii) above by reason so such plan's investment in the entity.

                                        Very truly yours,

                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

Dated:
        -------------------

                                                                       Exhibit H

                 Form of Residual Certificate Transfer Affidavit
                 -----------------------------------------------

AFFIDAVIT PURSUANT TO SECTION 860E OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED


STATE OF                   )
                           )  ss:
COUNTY OF                  )

          [NAME OF OFFICER], being first duly sworn, deposes and says:

          1. That he is [Title of Officer] of [Name of Investor] (the "Investor"), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________] [the United States], on behalf of which he makes this affidavit.

          2. That (i) the Investor is not a "disqualified organization" and will not be a "disqualified organization" as of [date of transfer] (for this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than certain taxable instrumentalities), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas, or any organization (other than a farmers' cooperative) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income);
(ii) it is not acquiring the Class [RU] [RL] Certificate for the account of a disqualified organization; (iii) it consents to any amendment of the Pooling and Servicing Agreement dated as of September 1, 2001 among NovaStar Funding Corporation, as Company, NovaStar Mortgage, Inc., as Servicer, First Union National Bank, as Certificate Administrator, and Citibank, N.A., as Trustee, that shall be deemed necessary by the Trustee (upon advice of counsel) to constitute a reasonable arrangement to ensure that the Class [RU] [RL] Certificates will not be owned directly or indirectly by a disqualified organization; and (iv) it will not transfer such Class [RU] [RL] Certificate unless (a) it has received from the transferee an affidavit in substantially the same form as this affidavit containing these same four representations and (b) as of the time of the transfer, it does not have actual knowledge that such affidavit is false.

          IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of __________, ____.

                                       [NAME OF INVESTOR]



                                       By:
                                         [Name of Officer]
                                         [Title of Officer]

[Corporate Seal]

Attest:


-------------------------
[Assistant] Secretary

          Personally appeared before me the above-named [Name of Officer], known or proved to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Investor, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor.

          Subscribed and sworn before me this ____ day of __________, ____.


-------------------------
NOTARY PUBLIC

COUNTY OF _______________

STATE OF ________________

                  My commission expires the ____ day of ____________, ____.

                                   APPENDIX A

                                   DEFINITIONS

          "1933 Act": The Securities Act of 1933, as amended.
           --------

          "Account": The Collection Account, the Pre-Funding Account, the
           -------
Interest Coverage Account, the Supplemental Interest Account, and the Payment Account.

          "Accrual Period": With respect to each Distribution Date, the period
           --------------
commencing on the preceding Distribution Date (or in the case of the first Accrual Period, commencing on the Closing Date) and ending on the day preceding the current Distribution Date.

          "Addition Notice": With respect to the transfer of Subsequent Mortgage
           ---------------
Loans to the Trust Fund pursuant to Section 2.08, a notice of the Company's designation of the Subsequent Mortgage Loans to be sold to the Trust Fund and the aggregate principal balance of such Subsequent Mortgage Loans as of the Subsequent Cut-off Date. The Addition Notice shall be given not later than four Business Days prior to the related Subsequent Transfer Date and shall be substantially in the form attached hereto as Exhibit C.

          "Adjustable Rate Mortgage Loan": A Mortgage Loan which provides at any
           -----------------------------
period during the life of such loan for the adjustment of the Mortgage Rate payable in respect thereto. The Adjustable Rate Mortgage Loans are identified as such on the Mortgage Loan Schedule.

          "Adjustment Date": With respect to each Adjustable Rate Mortgage Loan,
           ---------------
each adjustment date, on which the Mortgage Rate of such Mortgage Loan changes pursuant to the related Mortgage Note.

          "Administrative Fee": With respect to each Distribution Date, the sum
           ------------------
of the MI Premium, the Servicing Fee and the Certificate Administrator Fee with respect to such Distribution Date.

          "Administrative Fee Rate": As to each Distribution Date, the sum of
           -----------------------
(i) the Certificate Administrator Fee Rate, (ii) the Servicing Fee Rate, and
(iii) the total MI Premiums due during the related Due Period, expressed as an annual percentage rate of the Pool Balance as of the beginning of that Due Period.

          "Advance": As to any Mortgage Loan, any advance made by the Servicer
           -------
in respect of any Distribution Date pursuant to Section 3.24.

          "Adverse REMIC Event": As defined in Section 10.01(f) hereof.
           -------------------

          "Affiliate": With respect to any Person, any other Person controlling,
           ---------
controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

          "Agreement": This Pooling and Servicing Agreement and all amendments
           ---------
hereof and supplements hereto.

          "Allocated Realized Loss Amount": With respect to any Distribution
           ------------------------------
Date and any Class A Certificates or any Class of Mezzanine Certificates, the Realized Losses allocated to such Class of Certificates on such Distribution Date and the Realized Losses allocated to such Class of Certificates remaining unpaid from the previous Distribution Date pursuant to Section 4.07 hereof.

          "Applicable Regulations": As to any Mortgage Loan, all federal and
           ----------------------
state laws, statutes, rules and regulations applicable thereto.

          "Appraised Value": The appraised value of a Mortgaged Property based
           ---------------
upon the appraisal made at the time of the origination of the related Mortgage Loan. With respect to a Mortgage Loan the proceeds of which were used to refinance an existing Mortgage Loan, the appraised value of the Mortgaged Property based upon the appraisal with the lowest appraised value (as reviewed and approved by the Seller) obtained within 12 months of the time of refinancing.

          "Assignment of Mortgage": An assignment of Mortgage, notice of
           ----------------------
transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

          "Assumed Final Maturity Date": As to each Class of Certificates, the
           ---------------------------
Distribution Date in September, 2031.

          "Available Funds Cap Carryforward Amount": With respect to any Class
           ---------------------------------------
of Underwritten Certificates and any Distribution Date, the sum of (i) the positive excess, if any, of (x) the aggregate, cumulative amount of REMIC Available Funds Cap Shortfall Amounts for such Class on all prior Distribution Dates over (y) the aggregate, cumulative amount of Supplemental Interest Payments actually paid to the Holders of that Class on all prior Distribution Dates pursuant to those clauses of Section 4.04(c) which relate to payments to that Class, plus (ii) interest on the amount described in clause (i) at a rate equal to the related Formula Rate for such Class and Distribution Date.

          "Balloon Mortgage Loan": A Mortgage Loan that provides for the payment
           ---------------------
of the unamortized principal balance of such Mortgage Loan in a single payment at the maturity of such Mortgage Loan that is substantially greater than the preceding monthly payment.

          "Balloon Payment": A payment of the unamortized principal balance of a
           ---------------
Mortgage Loan in a single payment at the maturity of such Mortgage Loan that is substantially greater than the preceding Monthly Payment.

          "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (Title 11 of the
           ---------------
United States Code), as amended.

          "Base Prospectus": The base Prospectus, dated February 16, 2001, with
           ---------------
respect to the Offered Certificates.

          "Basic Documents": This Agreement, the Purchase Agreement, each
           ---------------
Subsequent Transfer Instrument, the Side Indemnity Letter, the REMIC Interests Sale Agreement, the Converted Loan Purchase Agreement, the Underwriting Agreement, and the other documents and Certificates delivered in connection with any of the above.

          "Book-Entry Certificates": Any of the Certificates that shall be
           -----------------------
registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with the Depository (directly, as a Depository Participant, or indirectly, as an indirect participant in accordance with the rules of the Depository and as described in Section 5.02 hereof). On the Closing Date, the Class A Certificates, the Class AIO Certificates, the Class P Certificates and the Mezzanine Certificates shall be Book-Entry Certificates.

          "Business Day": Any day other than (i) a Saturday or a Sunday or (ii)
           ------------
a day on which banking institutions in the City of New York, or the states of California or Kansas or in the city in which the corporate trust offices of the Trustee and the Certificate Administrator are located, are required or authorized by law to be closed.

          "Cash Liquidation": As to any defaulted Mortgage Loan other than a
           ----------------
Mortgage Loan as to which an REO Acquisition occurred, a determination by the Servicer that it has received all Liquidation Proceeds and other payments or cash recoveries which the Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

          "Certificate": Any Regular Certificate, Class RL or Class RU
           -----------
Certificate.

          "Certificate Administrator": First Union National Bank, a national
           -------------------------
banking association, and any successor thereto.

          "Certificate Administrator Fee": With respect to each Distribution
           -----------------------------
Date, the product of (i) the Certificate Administrator Fee Rate divided by 12 and (ii) the sum of the Principal Balance of the Mortgage Loans and the Pre-Funded Amount as of the first day of the related Due Period.

          "Certificate Administrator Fee Rate": 0.004% per annum.
           ----------------------------------

          "Certificateholder" or "Holder": The Person in whose name a
           -----------------
Certificate is registered in the Certificate Register, except that a Disqualified Organization or non-U.S. Person shall not be a Holder of a Residual Certificate for any purpose hereof.

          "Certificate Margin": With respect to the Class A-1 Certificates on
           ------------------
each Distribution Date (A) on or prior to the Rate Step-Up Date, 0.24% per annum and (B) after the Rate Step-Up Date, 0.48% per annum. With respect to the Class A-2 Certificates on each Distribution Date (A) on or prior to the Rate Step-Up Date, 0.33% per annum and (B) after the Rate Step-Up Date, 0.66% per annum. With respect to the Class A-3 Certificates on each Distribution Date (A) on or prior to the Rate Step-Up Date, 0.26% per annum and (B) after the Rate Step-Up Date, 0.52% per annum. With respect to the Class M-1 Certificates on each Distribution Date (A) on or prior to the Rate Step-Up Date, 0.65% per annum and (B) after the Rate Step-Up Date, 0.975% per annum. With respect to the Class M-2 Certificates on each Distribution Date (A) on or prior to the Rate Step-Up Date, 1.00% per annum and (B) after the Rate Step-Up Date, 1.50% per annum. With respect to the Class M-3 Certificates on each Distribution Date (A) on or prior to the Rate Step-Up Date, 1.75% per annum and (B) after the Rate Step-Up Date, 2.625% per annum.

          "Certificate Owner": With respect to each Book-Entry Certificate, any
           -----------------
beneficial owner thereof.

          "Certificate Principal Balance": With respect to any Class of Regular
           -----------------------------
Certificates (other than the Class AIO Certificates and the Class O Certificates) immediately prior to any Distribution Date, will be equal to the Initial Certificate Principal Balance thereof reduced by the sum of all amounts actually distributed in respect of principal of such Class and, in the case of a Mezzanine Certificate, Allocated Realized Loss Amounts applied with respect to that Class on all prior Distribution Dates. With respect to the Class O Certificates as of any date of determination, an amount equal to the excess, if any, of (A) the Principal Balances of the Mortgage Loans over (B) the then aggregate Certificate Principal Balances of the Class A Certificates, the Mezzanine Certificates and the Class P Certificates then outstanding. The Class AIO Certificates will not have a Certificate Principal Balance.

          "Certificate Register": The register maintained by the Certificate
           --------------------
Registrar in which the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates.

          "Certificate Registrar": Initially, the Certificate Administrator, in
           ---------------------
its capacity as Certificate Registrar, or any successor to the Certificate Administrator in such capacity.

          "Class": Collectively, Certificates which have the same priority of
           -----
payment and bear the same Class designation and the form of which is identical except for variation in the Percentage Interest evidenced thereby.

          "Class A Certificate": Any Class A-1 Certificate, Class A-2
           -------------------
Certificate or Class A-3 Certificate.

          "Class A-1 Certificate": Any one of the Class A-1 Certificates
           ---------------------
executed, authenticated and delivered pursuant to Section 5.01, substantially in the form annexed hereto as Exhibit A-1, representing the right to distributions as set forth herein and therein and evidencing a regular interest in the Upper-Tier REMIC.

          "Class A-1 Certificateholder": Any Holder of a Class A-1 Certificate.
           ---------------------------

          "Class A Principal Distribution Amount": The excess of (x) the
           -------------------------------------
Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 86.00% and
(ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus $4,000,000.

          "Class A-1 Principal Distribution Amount": For any Distribution Date,
           ---------------------------------------
the product of (i) the Class A Principal Distribution Amount for such Distribution Date and (ii) the percentage equivalent of a fraction, the numerator of which is (x) the Group I Principal Remittance Amount for such Distribution Date and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

          "Class A-2 Certificate": Any one of the Class A-2 Certificates
           ---------------------
executed, authenticated and delivered pursuant to Section 5.01, substantially in the form annexed hereto as Exhibit A-2, representing the right to distributions as set forth herein and therein and evidencing a regular interest in the Upper-Tier REMIC.

          Class A-2 Principal Distribution Amount": For any Distribution Date,
          ---------------------------------------
the product of (i) the Class A Principal Distribution Amount for such Distribution Date, (ii) the percentage equivalent of a fraction, the numerator of which is (x) the Group II Principal Remittance Amount for such distribution data, and the denominator of which is (y) the Principal Remittance Amount for such distribution data, and (iii) the percentage equivalent of a fraction, the numerator of which is (x) the Certificate Principal Balance of the Class A-2 Certificates on such Distribution Date, and the denominator of which is (y) the aggregate Certificate Principal Balances of the Class A-2 Certificates and the Class A-3 Certificates on such Distribution Date.

          "Class A-3 Certificate": Any one of the Class A-3 Certificates
           ---------------------
executed, authenticated and delivered pursuant to Section 5.01, substantially in the form annexed hereto as Exhibit A-3, representing the right to distributions as set forth herein and therein and evidencing a regular interest in the Upper-Tier REMIC.

          "Class A-3 Principal Distribution Amount": For any Distribution Date,
           ---------------------------------------
the product of (i) the Class A Principal Distribution Amount for such Distribution Date, (ii) the percentage equivalent of a fraction, the numerator of which is (x) the Group II Principal Remittance Amount for such Distribution Date, and the denominator of which is (y) the Principal

Remittance Amount for such Distribution Date, and (iii) the percentage equivalent of a fraction, the numerator of which is (x) the Certificate Principal Balance of the Class A-3 Certificates on such Distribution Date, and the denominator of which is (y) the aggregate Certificate Principal Balances of the Class A-2 Certificates and the Class A-3 Certificates on such Distribution Date.

          "Class AIO Certificate": Any one of the Class AIO Certificates
           ---------------------
executed, authenticated and delivered pursuant to Section 5.01, substantially in the form annexed hereto as Exhibit A-7, representing the right to distributions as set forth herein and therein and evidencing one or more regular interests in the Upper-Tier REMIC.

          "Class AIO Current Interest": With respect to any Distribution Date is
           --------------------------
equal to the excess of (x) Interest Remittance Formula Amount for that Distribution Date less (y) the sum of (i) the Administrative Fees, (ii) the REMIC Current Interest for the Class A-1 Certificates, (iii) the REMIC Current Interest for the Class A-2 Certificates, (iv) the REMIC Current Interest for the Class A-3 Certificates, (v) the REMIC Current Interest for the Class M-1 Certificates, (vi) the REMIC Current Interest for the Class M-2 Certificates,
(vii) the REMIC Current Interest for the Class M-3 Certificates and (viii) the Available Funds Cap Carry-Forward Amounts for each Regular Certificate. The "REMIC Current Interest" on each of the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2 and Class M-3 Certificates will be calculated for this purpose by using the REMIC Available Funds Cap Rate.

          "Class AIO Monthly Interest Distributable Amount": As of any
           -----------------------------------------------
Distribution Date, the sum of (1) the Class AIO Unpaid Interest Shortfall Amount for that Distribution Date and (2) the Class AIO Current Interest for that Distribution Date.

          "Class AIO Pass-Through Rate": For any Distribution Date, the
           ---------------------------
percentage equivalent of a fraction, the numerator of which is equal to the Class AIO Current Interest for that Distribution Date and the denominator of which is the product of (1) the actual number of days in the related Accrual Period, divided by 360 and (2) the aggregate Principal Balance of the Mortgage Loans as of the first day of the preceding Due Period.

          "Class AIO Remaining Monthly Interest Distributable Amount": As of any
           ---------------------------------------------------------
Distribution Date, the excess of (i) the Class AIO Current Interest over (ii) the sum of the Supplemental Interest Payments for all Classes of Underwritten Certificates on that Distribution Date.

          "Class AIO Unpaid Interest Shortfall Amount": For the first
           ------------------------------------------
Distribution Date, zero and for any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the Class AIO Monthly Interest Distributable Amount for the immediately preceding Distribution Date exceeds (b) the sum of (i) the aggregate amount actually paid to the Holders of the Class AIO Certificates on such immediately preceding Distribution Date pursuant to Section 4.01(a)(i)(A)(x) hereof and (ii) the amount actually transferred to the Supplemental Interest Account on such immediately preceding Distribution Date pursuant to Section 4.01(a)(i)(A)(y) hereof, plus interest on such sum, at the Class AIO Pass-Through Rate for the related Accrual Period.


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

          "Class M-1 Certificate": Any one of the Class M-1 Certificates
           ---------------------
executed, authenticated and delivered pursuant to Section 5.01, substantially in the form annexed hereto as Exhibit A-4, representing the right to distributions as set forth herein and therein and evidencing a regular interest in the Upper-Tier REMIC.

          "Class M-1 Principal Distribution Amount": The excess of (x) the sum
           ---------------------------------------
of (i) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A-1 Principal Distribution Amount, the Class A-2 Principal Distribution Amount and the Class A-3 Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 90.00% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus $4,000,000.

          "Class M-2 Certificate": Any one of the Class M-2 Certificates
           ---------------------
executed, authenticated and delivered pursuant to Section 5.01, substantially in the form annexed hereto as Exhibit A-5, representing the right to distributions as set forth herein and therein and evidencing a regular interest in the Upper-Tier REMIC.

          "Class M-2 Principal Distribution Amount": The excess of (x) the sum
           ---------------------------------------
of (i) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A-1 Principal Distribution Amount on such Distribution Date, the Class A-2 Principal Distribution Amount and the Class A-3 Principal Distribution Amount), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 94.00% and
(ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus $4,000,000.

          "Class M-3 Certificate": Any one of the Class M-3 Certificates
           ---------------------
executed, authenticated and delivered pursuant to Section 5.01, substantially in the form annexed hereto as Exhibit A-6, representing the right to distributions as set forth herein and therein and evidencing a regular interest in the Upper-Tier REMIC.

          "Class M-3 Principal Distribution Amount": The excess of (x) the sum
           ---------------------------------------
of (i) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A-1 Principal Distribution Amount, the Class A-2 Principal Distribution Amount and the Class A-3 Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of
(A) the product of (i) 97.00% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus $4,000,000.

          "Class O Certificate": Any one of the Class O Certificates executed,
           -------------------
authenticated and delivered pursuant to Section 5.01, substantially in the form annexed hereto as Exhibit A-8, representing the right to distributions as set forth herein and therein and evidencing a regular interest in the Upper-Tier REMIC.

          "Class P Certificate": Any one of the Class P Certificates executed,
           -------------------
authenticated and delivered pursuant to Section 5.01, substantially in the form annexed hereto as Exhibit A-9, representing the right to distributions as set forth herein and therein and evidencing a regular interest in the Upper-Tier REMIC.

          "Class P Monthly Distribution Amount": An amount equal to all
           -----------------------------------
prepayment penalties on a Distribution Date received on the Mortgage Pool during the prior Prepayment Period.

          "Class P Principal Distribution Date": The earlier of (i) the 35th
           -----------------------------------
Distribution Date and (ii) the Distribution Date on which the Certificate Principal Balances for all of the Class A Certificates are reduced to zero.

          "Class RL Certificate": Any one of the Class RL Certificates executed,
           --------------------
authenticated and delivered pursuant to Section 5.01, substantially in the form annexed hereto as Exhibit A-10, representing the right to distributions as set forth herein, and evidencing an interest designated as the "residual interest" in the Lower-Tier REMIC for the purposes of the REMIC Provisions.

          "Class RU Certificate": Any one of the Class RU Certificates executed,
           --------------------
authenticated and delivered pursuant to Section 5.01, substantially in the form annexed hereto as Exhibit A-11, representing the right to distributions as set forth herein, and evidencing an interest designated as the "residual interest" in the Upper-Tier REMIC for the purposes of the REMIC Provisions.

          "Close of Business": As used herein, with respect to any Business Day,
           -----------------
5:00 p.m. (New York time).

          "Closing Date": September 25, 2001.
           ------------

          "Code": The Internal Revenue Code of 1986 as it may be amended from
           ----
time to time.

          "Collection Account": The account or accounts created and maintained
           ------------------
by the Servicer pursuant to Section 3.06(d) hereof, which must be an Eligible Account.

          "Commission": The Securities and Exchange Commission.
           ----------

          "Company": NovaStar Mortgage Funding Corporation, a Delaware
           -------
corporation, and its successors and assigns.

          "Compensating Interest": With respect to any Determination Date, an
           ---------------------
amount equal to the lesser of (i) the aggregate amount of Prepayment Interest Shortfall for the related Prepayment Period and (ii) the Servicing Fee for the related Distribution Date.

          "Conversion Date": The date on which a Convertible Mortgage Loan
           ---------------
becomes a Converted Mortgage Loan according to the terms of the related Mortgage Note.

          "Converted Loan Purchase Agreement": The Converted Loan Purchase
           ---------------------------------
Agreement, dated as of September 1, 2001, among the Converted Loan Purchaser, the Certificate Administrator, the Trustee and the Servicer.

          "Converted Loan Purchaser": NovaStar Capital, Inc., a Delaware
           ------------------------
corporation, and any successor thereto.

          "Converted Mortgage Loan": Any Convertible Mortgage Loan as to which
           -----------------------
the Mortgagor has exercised the option to convert to a fixed Mortgage Rate and satisfied all of the conditions to conversion set forth in the Mortgage Note.

          "Convertible Mortgage Loans": Any Mortgage Loan evidenced by a
           --------------------------
Mortgage Note that according to its terms is convertible at the option of the Mortgagor from a variable Mortgage Rate to a fixed Mortgage Rate, subject to satisfaction of the conditions set forth in such note.

          "Corporate Trust Office": With respect to the Trustee and the Paying
           ----------------------
Agent, the principal corporate trust office at which at any particular time its corporation trust business shall be administered, which office at the date of execution of this Agreement is located at 450 West 33rd Street, 14th Floor, New York, New York 10001, Attention: Capital Markets Fiduciary Services, NovaStar 2001-2. With respect to the Certificate Administrator and the Certificate

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

Registrar, the principal corporate trust office at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at 401 S. Tryon Street, NC 1179, 12th Floor, Charlotte, North Carolina 28288-1179, Attention: Structured Finance Trust Services (NovaStar Mortgage Funding Trust, Series 2001-2).

          "Credit Enhancement Percentage": For any Distribution Date, the
           -----------------------------
percentage equivalent of a fraction, (x) the numerator of which is the sum of the aggregate Certificate Principal Balances of the Mezzanine Certificates and the Class O Certificates, and (y) the denominator of which is the sum of (i) the aggregate Principal Balance of the Mortgage Loans and (ii) the Pre-Funded Amount, in each case calculated prior to taking into account the distribution of the Principal Distribution Amount to the Holders of the Certificates then entitled to distributions of principal on such Distribution Date.

          "Crossover Date": The later to occur of (i) the Distribution Date
           --------------
occurring in September 25, 2004 and (ii) the first Distribution Date on which the Credit Enhancement Percentage (calculated for this purpose only prior to taking into account the distribution of the Principal Distribution Amount to the Certificates then entitled to distributions of principal on such Distribution
Date) is equal to or greater than 14.00%.

          "Cumulative Loss Percentage": As to any Distribution Date, the
           --------------------------
percentage equivalent of the fraction obtained by dividing (i) the aggregate amount of Realized Losses on the Mortgage Loans (after giving effect to coverage provided by any MI Policy) from the Cut-off Date through such Distribution Date by (ii) the sum of the aggregate Principal Balance of the Initial Mortgage Loans as of the Cut-off Date plus the Original Pre-Funded Amount.

          "Current Interest": For any Distribution Date and each Class of
           ----------------
Offered Certificates, the amount of interest accrued during the related Accrual Period at the related pass-through rate on the Certificate Principal Balance of such Class immediately prior to such Distribution Date, in each case, reduced by any Prepayment Interest Shortfalls allocated to that Class and shortfalls resulting from the application of the Relief Act (allocated to each Certificate based on its respective entitlements to interest irrespective of any Prepayment Interest Shortfalls or shortfalls resulting from the application of the Relief Act for that Distribution Date).

          "Cut-off Date": With respect to each Initial Mortgage Loan, the later
           ------------
of (i) the date of origination of such Mortgage Loan or (ii) September 1, 2001.

          "Cut-off Date Aggregate Principal Balance": With respect to the
           ----------------------------------------
Mortgage Pool, the aggregate of the Cut-off Date Principal Balances of the Initial Mortgage Loans of $465,498,729.80.

          "Cut-off Date Principal Balance": With respect to any Mortgage Loan,
           ------------------------------
the unpaid principal balance thereof as of the Cut-off Date or Subsequent Cut-off Date, as the case may be (or as of the applicable date of substitution with respect to an Eligible Substitute Mortgage Loan).


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

          "Debt Service Reduction": With respect to any Mortgage Loan, a
           ----------------------
reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

          "Deficient Valuation": With respect to any Mortgage Loan, a valuation
           -------------------
of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

          "Definitive Certificates": The Class O, Class RU and Class RL
           -----------------------
Certificates, and such other Classes of Certificates as become definitive Certificates pursuant to Section 5.02(c) hereof.

          "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by
           ---------------------
one or more Eligible Substitute Mortgage Loans.

          "30-Day Delinquency Percentage": As of the last day of any Due Period,
           -----------------------------
the percentage equivalent of a fraction, (i) the numerator of which equals the aggregate Principal Balance of the Mortgage Loans that are 30 or more days delinquent, in foreclosure or converted to REO Properties as of such last day of such Due Period, and (ii) the denominator of which is the aggregate Principal Balance of the Mortgage Loans as of the last day of such Due Period.

          "60-Day Delinquency Percentage": As of the last day of any Due Period,
           -----------------------------
the percentage equivalent of a fraction, (i) the numerator of which equals the aggregate Principal Balance of the Mortgage Loans that are 60 or more days delinquent, in foreclosure or converted to REO Properties as of such last day of such Due Period, and (ii) the denominator of which is the aggregate Principal Balance of the Mortgage Loans as of the last day of such Due Period.

          "90-Day Delinquency Percentage": As of the last day of any Due Period,
           -----------------------------
the percentage equivalent of a fraction, (i) the numerator of which equals the aggregate Principal Balance of the Mortgage Loans that are 90 or more days delinquent, in foreclosure or converted to REO Properties as of such last day of such Due Period, and (ii) the denominator of which is the aggregate Principal Balance of the Mortgage Loans as of the last day of such Due Period.

          "Delinquent": Any Mortgage Loan, the Monthly Payment due on a Due Date
           ----------
which is not made by the Close of Business on the next scheduled Due Date for such Mortgage Loan.

          "Depository": The initial Depository shall be The Depository Trust
           ----------
Company, whose nominee is Cede & Co., or any other organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

          "Depository Participant": A broker, dealer, bank or other financial
           ----------------------
institution or other person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          "Determination Date": With respect to any Distribution Date, the 15th
           ------------------
day of the calendar month in which such Distribution Date occurs or, if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day.

          "Determination Date Report": The meaning specified in Section 3.23
           -------------------------
hereof.

          "Disqualified Organization": "Disqualified Organization" shall have
           -------------------------
the meaning set forth from time to time in the definition thereof at Section 860E(e)(5) of the Code and applicable to the Trust.

          "Distribution Account": The trust account or accounts created and
           --------------------
maintained by the Trustee or the Certificate Administrator pursuant to Section
4.02 hereof, which must be an Eligible Account.

          "Distribution Date": The 25th day of any calendar month, or if such
           -----------------
25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in October 2001.

          "Due Date": The first day of the month of the related Distribution
           --------
Date.

          "Due Period": With respect to any Mortgage Loan and Due Date, the
           ----------
period commencing on the second day of the month preceding the month of such Distribution Date and ending on the related Due Date.

          "Eligible Account": An account that is either: (A) a segregated
           ----------------
account or accounts maintained with an institution whose deposits are insured by the FDIC, the unsecured and uncollateralized long-term debt obligations of which institution shall be rated AA or higher by Standard & Poor's and Aa2 or higher by Moody's and in the highest short-term rating category by each of the Rating Agencies, and which is (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws,
(ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, or (iv) a principal subsidiary of a bank holding company or (B) a segregated trust account or accounts maintained with the trust department of a federal or state chartered depository institution acceptable to each Rating Agency, having capital and surplus of not less than $100,000,000, acting in its fiduciary capacity.

          "Eligible Investments": One or more of the following:
           --------------------

          (i) direct obligations of, and obligations fully guaranteed by, the United States of America, any of the Federal Home Mortgage Corporation, the Federal National Mortgage Association, the Federal Home Loan Banks or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

          (ii) (A) demand and time deposits in, Certificates of deposit of, banker's acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee, the Certificate Administrator or their agents acting in their respective commercial capacities) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, so long as at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company has a short-term unsecured debt rating in the highest available rating category of each of the Rating Agencies and provided that each such investment has an original maturity of no more than 365 days, and (B) any other demand or time deposit or deposit which is fully insured by the Federal Deposit Insurance Corporation;

          (iii) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as a principal) rated "A" or higher by S&P and A2 or higher by Moody's; provided, however, that collateral transferred pursuant to such repurchase obligation must (A) be valued daily at current market price plus accrued interest, (B) pursuant to such valuation, equal, at all times, 105% of the cash transferred in exchange for such collateral and (C) be delivered in such a manner as to accomplish perfection of a security interest in the collateral by possession of Certificated securities.

          (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which has a long-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

          (v) commercial paper having an original maturity of less than 365 days and issued by an institution having a short-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

          (vi) a guaranteed investment contract approved by each of the Rating Agencies and issued by an insurance company or other corporation having a long-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment; and

          (vii) money market funds having ratings in the highest available long-term rating category of each of the Rating Agencies at the time of such investment; any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirement for Eligible Investments set forth in the Agreement;

          provided, however, that each such instrument shall be acquired in an arm's-length transaction and no such instrument shall be an Eligible Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations; provided, further, however, that each such instrument acquired shall not be acquired at a price in excess of par. The Trustee or Certificate Administrator may purchase from or sell to itself or an affiliate, as principal or agent, the Eligible Investments listed above.

          "Eligible Substitute Mortgage Loan": A Mortgage Loan substituted by
           ---------------------------------
the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officer's Certificate delivered to the Certificate Administrator, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by the Seller in the Collection Account in the month of substitution); (ii) comply in all material respects with each representation and warranty set forth in clauses
(ii) through (lxviii) of Section 3.01(b) of the Purchase Agreement other than clauses (iii), (v)-(xiv), (xli), (lv) and (lvi); (iii) have a Mortgage Rate and, with respect to an Adjustable Rate Mortgage Loan, a Gross Margin no lower than and not more than 1% per annum higher than the Mortgage Rate and Gross Margin, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iv) have a Loan-to-Value Ratio, at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (v) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (vi) not be 30 days or more delinquent; (vii) not be a negative amortization loan; (viii) have a lien priority equal to or superior to the lien priority of the Deleted Mortgage Loan; and (ix) be a Qualified Replacement Mortgage.

          "ERISA": The Employee Retirement Income Security Act of 1974, as
           -----
amended.

          "Expense Adjusted Mortgage Rate": With respect to any Mortgage Loan,
           ------------------------------
as of any date of determination, a per annum rate of interest equal to the then applicable Mortgage Rate for such Mortgage Loan minus the Administrative Fee Rate.

          "Fannie Mae": Federal National Mortgage Association or any successor
           ----------
thereto.

          "FDIC": Federal Deposit Insurance Corporation or any successor
           ----
thereto.

          "Fixed Rate Mortgage Loan": A first lien Mortgage Loan which provides
           ------------------------
for a fixed Mortgage Rate payable with respect thereto. The Fixed Rate Mortgage Loans are identified as such on the Mortgage Loan Schedule.

          "Foreclosure Profit": With respect to a Liquidated Mortgage Loan, the
           ------------------
amount, if any, by which (i) the aggregate of its Net Liquidation Proceeds exceeds (ii) the related Principal Balance (plus accrued and unpaid interest thereon at the applicable Mortgage Rate from the date interest was last paid through the date of receipt of the final Liquidation Proceeds) of such Liquidated Mortgage Loan immediately prior to the final recovery of its Liquidation Proceeds.

          "Formula Rate": For any Distribution Date and the Class A Certificates
           ------------
and the Mezzanine Certificates, LIBOR plus the related Certificate Margin.

          "Freddie Mac": The Federal Home Loan Mortgage Corporation, or any
           -----------
successor thereto.

          "Funding Period": The period beginning on the Closing Date and ending
           --------------
on the earlier to occur of the date upon which (a) the amount on deposit in the Pre-Funding Account (exclusive of investment income) has been reduced to less than $10,000 or (b) December 24, 2001.

          "Gross Margin": With respect to each Adjustable Rate Mortgage Loan,
           ------------
the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Mortgage Loan.

          "Group I Cross Collateralization Amount": For any Distribution Date,
           --------------------------------------
the portion of the Group I Interest Remittance Amount remaining after payment of the Monthly Interest Distributable Amount on the Class A-1 Certificates.

          "Group I Interest Remittance Amount": For any Distribution Date, the
           ----------------------------------
portion of the Interest Remittance Amount that was collected or advanced on the Group I Mortgage Loans.

          "Group I Principal Remittance Amount": For any Distribution Date, the
           -----------------------------------
portion of the Principal Remittance Amount that was collected or advanced on the Group I Mortgage Loans.

          "Group II Cross Collateralization Amount": For any Distribution Date,
           ---------------------------------------
the portion of the Group II Interest Remittance Amount remaining after payment of the Monthly Interest Distributable Amounts on the Class A-2 Certificates and on the Class A-3 Certificates.

          "Group II Interest Remittance Amount": For any Distribution Date, the
           -----------------------------------
portion of the Interest Remittance Amount that was collected or advanced on the Group II Mortgage Loans.

          "Group II Principal Remittance Amount": For any Distribution Date, the
           ------------------------------------
portion of the Principal Remittance Amount that was collected or advanced on the Group II Mortgage Loans.

          "Independent": When used with respect to any specified Person, any
           -----------
such Person who (a) is in fact independent of the Company, the Servicer and their respective Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in the Company or the Servicer or any Affiliate thereof, and (c) is not connected with the Company or the Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Company or the Servicer or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any Class of securities issued by the Company or the Servicer or any Affiliate thereof, as the case may be.


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

          "Index": With respect to each Adjustable Rate Mortgage Loan and with
           -----
respect to each related Adjustment Date, the index as specified in the related Mortgage Note.

          "Initial Certificate Principal Balance": With respect to any Regular
           -------------------------------------
Certificate (other than a Class AIO Certificate), the amount designated "Initial Certificate Principal Balance" on the face thereof.

          "Initial Mortgage Loan": Any of the Mortgage Loans included in the
           ---------------------
Trust Fund as of the Closing Date. The aggregate principal balance of the Initial Mortgage Loans as of the Closing Date is equal to $465,498,729.80.

          "Insurance Proceeds": Proceeds paid by any insurer pursuant to any
           ------------------
insurance policy covering a Mortgage Loan which are required to be remitted to the Servicer, including MI Insurance Proceeds in the case of Mortgage Loans covered under a MI Policy, or amounts required to be paid by the Servicer hereunder, net of any component thereof (i) covering any expenses incurred by or on behalf of the Servicer in connection with obtaining such proceeds, (ii) that is applied to the restoration or repair of the related Mortgaged Property or
(iii) released to the Mortgagor in accordance with the Servicer's normal servicing procedures.

          "Interest Coverage Account": The account established and maintained
           -------------------------
pursuant to Section 4.06 , as defined therein, which must be an Eligible
Account.

          "Interest Coverage Amount": The amount to be paid by the Company to
           ------------------------
the Certificate Administrator for deposit in the Interest Coverage Account on the Closing Date pursuant to Section 4.06, which amount is $300,000.

          "Interest Determination Date": With respect to each Accrual Period,
           ---------------------------
the second LIBOR Business Day preceding the commencement of such Accrual Period.

          "Interest Remittance Amount": With respect to any Distribution Date,
           --------------------------
that portion of the REMIC Available Funds for such Distribution Date allocable to interest.

          "Interest Remittance Formula Amount": As of any Distribution Date is
           ----------------------------------
an amount equal to (1) the product of (x) 1/12 of the Weighted Average Mortgage Rate of the Mortgage Pool as of the beginning of the prior Due Period and (y) the aggregate Principal Balances of the Mortgage Loans as of the beginning of the prior Due Period minus (2) the aggregate amount of Relief Act Shortfalls and Prepayment Interest Shortfalls for the prior period.

          "LIBOR": With respect to any Accrual Period, the rate determined by
           -----
the Certificate Administrator on the related Interest Determination Date on the basis of the offered rates of the Reference Banks for one-month United States dollar deposits, as such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time) on such Interest Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Accrual Period (commencing on the first day of such Accrual Period). The Certificate Administrator will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Certificate Administrator, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Accrual Period (commencing on the first day of such Accrual Period).

          The establishment of LIBOR on each Interest Determination Date by the Certificate Administrator and the Certificate Administrator's calculation of the rate of interest applicable to the Certificates for the related Accrual Period shall (in the absence of manifest error) be final and binding.

          "LIBOR Business Day": Any day other than (i) a Saturday or a Sunday or
           ------------------
(ii) a day on which banking institutions in the State of New York or in the city of London, England are required or authorized by law to be closed.

          "Lifetime Rate Cap": With respect to each Adjustable Rate Mortgage
           -----------------
Loan with respect to which the related Mortgage Note provides for a lifetime rate cap, the maximum Mortgage Rate permitted over the life of such Mortgage Loan under the terms of such Mortgage Note, as set forth on the Mortgage Loan Schedule.

          "Liquidated Mortgage Loan": With respect to any Distribution Date, any
           ------------------------
Mortgage Loan in respect of which the Servicer has determined, in accordance with the servicing procedures specified in Article III hereof, as of the end of the related Prepayment Period that substantially all Liquidation Proceeds which it reasonably expects to recover with respect to the disposition of the related Mortgaged Property or REO Property have been recovered.

          "Liquidation Expenses": Out-of-pocket expenses (exclusive of overhead)
           --------------------
which are incurred by or on behalf of the Servicer in connection with the liquidation of any Mortgage Loan and not recovered under any insurance policy, such expenses, including, without limitation, legal fees and expenses, any unreimbursed amount expended respecting the related Mortgage Loan and any related and unreimbursed expenditures for real estate property taxes or for property restoration, preservation or insurance against casualty loss or damage.

          "Liquidation Proceeds": Proceeds (including Insurance Proceeds)
           --------------------
received in connection with the liquidation of any Mortgage Loan or related REO Property.

          "Loan-to-Value Ratio": With respect to any Mortgage Loan, as of any
           -------------------
date of determination, a fraction expressed as a percentage, the numerator of which is the then current principal amount of the Mortgage Loan, and the denominator of which is the lesser of the purchase price or the Appraised Value of the related Mortgaged Property.

          "Loan Year": With respect to any Mortgage Loan, the one year period
           ---------
commencing on the day succeeding the origination of such Mortgage Loan and ending on the anniversary date of such Mortgage Loan, and each annual period thereafter.


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

          "Lower-Tier Balance": As to each Class of Lower-Tier Interests and any
           ------------------
Distribution Date, the Initial Lower-Tier Balance as set forth in Section 2.09(b) minus all amounts distributed as principal of such Class on previous Distribution Dates.

          "Lower-Tier Interest 1": The interest of that name established
           ---------------------
pursuant to Section 2.09(b) hereof.

          "Lower-Tier Interest 2": The interest of that name established
           ---------------------
pursuant to Section 2.09(b) hereof.

          "Lower-Tier Interest 3": The interest of that name established
           ---------------------
pursuant to Section 2.09(b) hereof.

          "Lower-Tier Interest 4": The interest of that name established
           ---------------------
pursuant to Section 2.09(b) hereof.

          "Lower-Tier Interest 5": The interest of that name established
           ---------------------
pursuant to Section 2.09(b) hereof.

          "Lower-Tier Interest 6": The interest of that name established
           ---------------------
pursuant to Section 2.09(b) hereof.

          "Lower-Tier Pass-Through Rate": As to each of the respective
           ----------------------------
Lower-Tier Interests, the applicable "Lower-Tier Pass-Through Rate" set forth in
Section 2.09(b) hereof.

          "Lower-Tier REMIC": The segregated pool of assets consisting of the
           ----------------
Mortgage Loans, the Accounts (other than the Non-REMIC Accounts), any REO Property and any proceeds of the foregoing.

          "Lower-Tier REMIC Interests": As defined in Section 2.09(b) hereof.
           --------------------------

          "Lower-Tier REMIC Regular Interests": As defined in Section 2.09(b)
           ----------------------------------
hereof.

          "Majority Certificateholders": The Holders of Certificates evidencing
           ---------------------------
at least 51% of the Voting Rights.

          "Maximum Collateral Amount": The sum of the Principal Balance as of
           -------------------------
the Cut-off Date of the Initial Mortgage Loans and the Principal Balance of each Subsequent Mortgage Loan as of its respective Subsequent Cut-Off Date.

          "Maximum Mortgage Rate": With respect to each Adjustable Rate Mortgage
           ---------------------
Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

          "MERS": Mortgage Electronic Registration Systems, Inc., a corporation
           ----
organized and existing under the laws of the State of Delaware, or any successor thereto.



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

          "MERS System": The system of recording transfers of Mortgages
           -----------
electronically maintained by MERS.

          "Mezzanine Certificate": Any Class M-1 Certificate, Class M-2
           ---------------------
Certificate or Class M-3 Certificate.

          "MI Insurance Agreement": A private mortgage insurance agreement
           ----------------------
issued by the MI Insurer pursuant to which MI Policies are issued on individual Mortgage Loans.

          "MI Insurance Proceeds": Proceeds paid by the MI Insurer pursuant to
           ---------------------
an MI Policy.

          "MI Insurer": Each of (i) PMI Mortgage Insurance Co., an Arizona
           ----------
mortgage insurance company, (ii) Radian Guaranty, Inc., a Pennsylvania mortgage insurance company, and (iii) Mortgage Guaranty Insurance Corporation, a Wisconsin private mortgage insurance company, and their successors and assigns.

          "MI Insurer Insolvency Event": (A) The determination by the applicable
           ---------------------------
regulatory or supervisory agency having jurisdiction over the MI Insurer that such MI Insurer is insolvent or unable to pay its obligations as they mature,
(B) following the failure of the MI Insurer to pay any claim under the related MI Policy, the determination by the Servicer that such MI Insurer is insolvent or unable to pay its obligations as they become due, (C) the long-term rating on the claims paying ability of the MI Insurer shall be lowered by Moody's below A-2, if such MI Insurer is then rated by Moody's, or shall be lowered by S&P below AA, if such MI Insurer is then rated by S&P.

          "MI Policy": A private mortgage insurance policy underwritten by the
           ---------
MI Insurer with respect to an individual Mortgage Loan, issued pursuant to the MI Insurance Agreement.

          "MI Premium": The primary mortgage insurance premium for each MI
           ----------
Policy, payable annually to an MI Insurer, as specified in the MI Insurance Agreement, and with respect to each monthly premium payment, 1/12 of the annual premium.

          "MIN": The Mortgage Identification Number for Mortgage Loans
           ---
registered with MERS on the MERS System. "Minimum Mortgage Rate": With respect to each Adjustable Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

          "MOM Loan": With respect to any Mortgage Loan, MERS acting as the
           --------
mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

          "Monthly Payment": With respect to any Mortgage Loan (including any
           ---------------
REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for partial

Principal Prepayments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period).

          "Moody's": Moody's Investors Service, Inc. or its successor in
           -------
interest.

          "Mortgage": The mortgage, deed of trust or other instrument creating a
           --------
first lien on an estate or fee simple interest in real property securing a Mortgage Note.

          "Mortgage File": The mortgage documents listed in Section 2.01
           -------------
pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

          "Mortgage Loan Schedule": With respect to any date, the schedule of
           ----------------------
Mortgage Loans subject to this Agreement on such date. The schedule of Initial Mortgage Loans as of the Cut-off Date is the schedule set forth in Exhibit B hereto and the schedule or schedules of Subsequent Mortgage Loans, if any, as of the Subsequent Cut-off Date, which schedules set forth as to each Mortgage Loan

          (i) the loan number and name of the Mortgagor;

          (ii) the street address, city, state and zip code of the Mortgaged Property;

          (iii) the Mortgage Rate at origination;

          (iv) with respect to an Adjustable Rate Mortgage Loan, the Maximum Rate and the Minimum Rate;

          (v) the maturity date;

          (vi) the original principal balance;

          (vii) the first Distribution Date;

          (viii) the type of Mortgaged Property;

          (ix) the Monthly Payment in effect as of the Cut-off Date (with respect to an Initial Mortgage Loan) or Subsequent Cut-off Date (with respect to a Subsequent Mortgage Loan);

          (x) the Principal Balance as of the Cut-off Date (with respect to an Initial Mortgage Loan) or Subsequent Cut-off Date (with respect to a Subsequent Mortgage Loan);

          (xi) with respect to an Adjustable Rate Mortgage Loan, the Index, the Gross Margin; the Lifetime Rate Cap and the Periodic Rate Cap;

          (xii) with respect to an Adjustable Rate Mortgage Loan, the first Adjustment Date and next Adjustment Date, if any;



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

          (xiii) with respect to an Adjustable Rate Mortgage Loan, the Adjustment Date frequency and Distribution Date frequency;

          (xiv) the occupancy status;

          (xv) the purpose of the Mortgage Loan;

          (xvi) the Appraised Value of the Mortgaged Property;

          (xvii) the original term to maturity;

          (xviii) the paid-through date of the Mortgage Loan;

          (xix) the Loan-to-Value Ratio;

          (xx) whether the Mortgage Loan is an Adjustable Rate Mortgage Loan or a Fixed Rate Mortgage Loan;

          (xxi) whether or not the Mortgage Loan was underwritten pursuant to a limited documentation program;

          (xxii) whether or not the Mortgage Loan is a Convertible Mortgage
Loan;

          (xxiii) whether the Mortgage Loan is covered by an MI Policy; and

          (xxiv) if the Mortgage Loan is registered with MERS on the MERS System, the MIN.

          The Mortgage Loan Schedule shall set forth the total of the amounts described under (x) above for all of the Mortgage Loans.

          "Mortgage Loans": At any time, collectively, all Mortgage Loans that
           --------------
have been transferred and conveyed to the Trust, in each case together with the Related Documents, and that remain subject to the terms of the Agreement. As applicable, Mortgage Loan shall be deemed to refer to the related REO Property and both Initial Mortgage Loans and Subsequent Mortgage Loans.

          "Mortgage Note": The original executed note or other evidence of
           -------------
indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

          "Mortgage Rate": With respect to any Mortgage Loan, the annual rate at
           -------------
which interest accrues on such Mortgage Loan.

          "Mortgage Pool": The pool of Mortgage Loans, identified on Exhibit B
           -------------
from time to time, and any REO Properties acquired in respect thereof and as supplemented by any Subsequent Mortgage Loans identified on each schedule of Subsequent Mortgage Loans attached to a Subsequent Transfer Instrument.

          "Mortgaged Property": The underlying property, including real property
           ------------------
and improvements thereon, securing a Mortgage Loan.

          "Mortgagor": The obligor on a Mortgage Note.
           ---------

          "Net Liquidation Proceeds": With respect to any Liquidated Mortgage
           ------------------------
Loan, Liquidation Proceeds net of Liquidation Expenses.

          "Net Mortgage Rate": With respect to any Mortgage Loan and any day,
           -----------------
the related Mortgage Rate less the Administrative Fee Rate.

          "NFI": NovaStar Financial, Inc., a Maryland corporation, and its
           ---
successors and assigns.

          "Non-REMIC Accounts" The Pre-Funding Account and the Interest Coverage
           ------------------
Account.

          "Nonrecoverable Advance": With respect to any Mortgage Loan, any
           ----------------------
Advance (i) which was previously made or is proposed to be made by the Servicer; and (ii) which, in the good faith judgment of the Servicer, will not or, in the case of a proposed Advance, would not, be ultimately recoverable by the Servicer from Liquidation Proceeds, Repurchase Price or future payments on such Mortgage Loan.

          "Notional Principal Amount": With respect to the Class AIO
           -------------------------
Certificates, initially $800,000,000.

          "NRFC": NovaStar REMIC Financing Corporation, a Delaware corporation,
           ----
and its successors and assigns.

          "Offered Certificates": Collectively, the Class A Certificates, the
           --------------------
Class AIO Certificates, the Mezzanine Certificates and the Class P Certificates.

          "Officers' Certificate": A Certificate signed by the Chairman of the
           ---------------------
Board, the Vice Chairman of the Board, the President or any vice president (however denominated), and by the Treasurer, the Secretary, or any assistant treasurer or assistant secretary of the applicable Person.

          "Opinion of Counsel": A written opinion of counsel, who may, without
           ------------------
limitation, be a salaried counsel for the Company or the Servicer, acceptable to the Certificate Administrator, except that any opinion of counsel relating to
(a) the qualification of any REMIC as a REMIC or (b) compliance with the REMIC Provisions which must be an opinion of Independent counsel.

          "Optional Termination Date": The first Distribution Date on which the
           -------------------------
Servicer may opt to terminate the Trust Fund pursuant to Section 11.01.

          "Original Pre-Funded Amount": The amount deposited by the Company in
           --------------------------
the Pre-Funding Account on the Closing Date, which amount is $334,501,370.20.

          "Original Value": Except in the case of a refinanced Mortgage Loan,
           --------------
the lesser of the Appraised Value or sales price of Mortgaged Property at the time a Mortgage Loan is closed, and for a refinanced Mortgage Loan, the Original Value is the value of such property set forth in an appraisal acceptable to the Servicer.

          "Ownership Interest": As to any Certificate, any ownership or security
           ------------------
interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

          "Paying Agent": Any paying agent appointed pursuant to Section 5.05.
           ------------

          "Payment Account": The trust account or accounts created and
           ---------------
maintained by the Trustee or the Certificate Administrator pursuant to Section
4.02 hereof, which must be an Eligible Account.

          "Percentage Interest": With respect to any Underwritten Certificate, a
           -------------------
fraction, expressed as a percentage, the numerator of which is the Initial Certificate Principal Balance represented by such Certificate and the denominator of which is the Initial Certificate Principal Balance of the related Class. With respect to a Class AIO Certificate, Class P Certificate, Class O Certificate or Residual Certificate, the portion of the Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate; provided, however, that the sum of all such percentages for each such Class totals 100%.

          "Periodic Rate Cap": With respect to each Adjustable Rate Mortgage
           -----------------
Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Rate for such Mortgage Loan may increase or decrease (without regard to the Maximum Mortgage Rate or the Minimum Mortgage Rate) on such Adjustment Date from the Mortgage Rate in effect immediately prior to such Adjustment Date.

          "Permitted Transferee": Any transferee of a Residual Certificate other
           --------------------
than a Disqualified Organization or a non-U.S. Person.

          "Person": Any individual, corporation, limited liability company,
           ------
partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Plan": Any employee benefit plan or certain other retirement plans
           ----
and arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA or Section 4975 of the Code.

          "Pool Balance": As of any date of determination, the aggregate unpaid
           ------------
principal balance of the Mortgage Loans as of such date.

          "Pre-Funded Amount": With respect to any date of determination, the
           -----------------
amount on deposit in the Pre-Funding Account.

          "Pre-Funding Account": The account established and maintained pursuant
           -------------------
to Section 4.05, as defined herein, and which must be an Eligible Account.

          "Prepayment Assumption": As defined in the Prospectus Supplement.
           ---------------------

          "Prepayment Charge": With respect to any Mortgage Loan, the charges or
           -----------------
premiums, if any, due in connection with a full or partial prepayment of such Mortgage Loan in accordance with the terms thereof.

          "Prepayment Interest Shortfall": As to any Distribution Date and any
           -----------------------------
Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in full during the related Prepayment Period, an amount equal to the excess of interest accrued during the related Prepayment Period at the Mortgage Rate (net of the Servicing Fee) on the Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Mortgage Rate (net of the Servicing Fee)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in full or (b) a partial Principal Prepayment during the prior calendar month, an amount equal to interest accrued during the related Prepayment Period at the Mortgage Rate (net of the Servicing Fee) on the amount of such partial Prepayment.

          "Prepayment Period": For any Distribution Date, the period commencing
           -----------------
on the day after the Determination Date in the month preceding the month in which such Distribution Date falls (or, in the case of the first Distribution Date, from the Cut-off Date) and ending on the Determination Date of the calendar month in which such Distribution Date falls.

          "Principal Balance": With respect to any Mortgage Loan or related REO
           -----------------
Property, at any given time, (i) the Principal Balance of the Mortgage Loan as of the Cut-off Date or Subsequent Cut-off Date, as applicable, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Servicer as recoveries of principal in accordance with Section 3.13 hereof with respect to such Mortgage Loan or REO Property, and (c) the principal portion of any Realized Loss with respect thereto for any previous Distribution Date.

          "Principal Prepayment": Any payment of principal made by the Mortgagor
           --------------------
on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

          "Principal Remittance Amount": With respect to any Distribution Date,
           ---------------------------
the sum of (i) each scheduled payment of principal collected or advanced on the Mortgage Loans by the Servicer that were due during the related Due Period, (ii) the principal portion of all partial and full principal prepayments of the Mortgage Loans applied by the Servicer during the related Prepayment Period,
(iii) the principal portion of all related Net Liquidation Proceeds and Insurance Proceeds received during such Prepayment Period, (iv) that portion of the Repurchase Price, representing principal of any repurchased Mortgage Loan, deposited to the Collection Account during such Prepayment Period, (v) the principal portion of any related Substitution Adjustment Amounts deposited in the Collection Account during such Prepayment Period, (vi) in the case of the Distribution Date immediately following the end of the Funding Period, any amount remaining in the Pre-Funding Account not used by the Trustee to purchase Subsequent Mortgage Loans and (vii) on the Distribution Date on which the Trust Fund is to be terminated pursuant to Section 11.01, that portion of the Termination Price, in respect of principal.

          "Prospectus": The Prospectus Supplement together with the Base
           ----------
Prospectus attached thereto with respect to the Offered Certificates.

          "Prospectus Supplement": That certain Prospectus Supplement dated
           ---------------------
August 24, 2001 relating to the public offering of the Offered Certificates.

          "Purchase Agreement": The agreement, dated as of September 1, 2001,
           ------------------
between the Seller, the Company, the Trustee and the Certificate Administrator, regarding the transfer of the Mortgage Loans by the Seller to or at the direction of the Company.

          "Qualified Liquidation": The meaning set forth from time to time in
           ---------------------
the definition thereof at Section 860F(a)(3) of the Code and applicable to the Trust.

          "Qualified Mortgage": The meaning set forth from time to time in the
           ------------------
definition thereof at Section 860G(a)(3) of the Code and applicable to the Trust.

          "Qualified Replacement Mortgage": A Mortgage Loan substituted for
           ------------------------------
another pursuant to Section 3.01 of the Purchase Agreement and that satisfies all of the criteria set forth from time to time in the definition thereof at
Section 860G(a)(4) of the Code and applicable to the Trust, all as evidenced by an Officer's Certificate of the Seller delivered to the Certificate Administrator on behalf of the Trustee prior to any such substitution.

          "Rate Step-up Date": The first Distribution Date to occur after the
           -----------------
Optional Termination Date has occurred.

          "Rating Agency": Any nationally recognized statistical rating
           -------------
organization, or its successor, that rated the Offered Certificates at the request of the Company at the time of the initial issuance of the Offered Certificates. Initially such rating agencies shall consist of Moody's and Standard & Poor's. If such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, designated by the Company, notice of which designation shall be given to the Certificate Administrator and the Trustee. References herein to the highest short-term unsecured rating category of a Rating Agency shall mean A-1 or better in the case of Standard & Poor's and P-1 or better in the case of Moody's and in the case of any other Rating Agency shall mean such equivalent rating. References herein to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of Moody's and in the case of any other Rating Agency, such equivalent rating.

          "Realized Loss": With respect to each Mortgage Loan (or REO Property)
           -------------
as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) Net Liquidation Proceeds (after giving effect to coverage provided by any MI policy), if any, received with respect to such Cash Liquidation (or REO Disposition), minus the portion thereof reimbursable to the Servicer or any Subservicer with respect to related Advances or expenses as to which the Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

          "Record Date": With respect to each Distribution Date, the Close of
           -----------
Business on the Business Day immediately preceding the related Distribution
Date.

          "Reference Banks": Deutsche Bank, Barclay's Bank PLC, The Bank of
           ---------------
Tokyo-Mitsubishi, LTD. and National Westminster Bank PLC and their successors in interest; provided that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Certificate Administrator which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with the Seller or any Affiliate thereof, (iii) whose quotations appear on the Reuters Screen LIBO Page on the relevant Interest Determination Date and (iv) which have been designated as such by the Certificate Administrator.

          "Regular Certificate": Any of the Class A Certificates, Mezzanine
           -------------------
Certificates, Class AIO Certificates, Class O Certificates or Class P Certificates.

          "Related Documents": With respect to each Mortgage Loan, the documents
           -----------------
specified in Section 2.01 hereof and any documents required to be added to such documents pursuant to this Agreement, the Purchase Agreement or any Subsequent Transfer Instrument.

          "Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as
           ----------
amended.



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

          "Relief Act Shortfall": As to any Distribution Date and any Mortgage
           --------------------
Loan (other than a Mortgage Loan relating to an REO Property), any shortfalls relating to the Relief Act or similar legislation or regulations.

          "REMIC": A "real estate mortgage investment conduit" within the
           -----
meaning of Section 860D of the Code.

          "REMIC Available Funds": As to each Distribution Date, an amount equal
           ---------------------
to the amount on deposit in the Payment Account, representing the sum of (i) the aggregate amount of scheduled payments on the related Mortgage Loans due on the related Due Date and received on or prior to the related Determination Date,
(ii) miscellaneous fees and collections, including prepayment penalties with respect to the Mortgage Loans (but excluding late fees), (iii) any unscheduled payments and receipts, including Mortgagor prepayments on the related Mortgage Loans, received during the related Prepayment Period and proceeds of repurchases, and adjustments in the case of substitutions and terminations, Net Liquidation Proceeds, Insurance Proceeds, MI Insurance Proceeds and proceeds from the sale of Converted Mortgage Loans, (iv) all Advances made for such Distribution Date in respect of the related Mortgage Loans, (v) on the Distribution Date relating to the Due Period in which the termination of the Funding Period occurred, the amount on deposit in the Pre-Funding Account at such time, and (vi) on each Payment Date on or prior to the Distribution Date in December 2001, the amount, if any, withdrawn from the Interest Coverage Account for such Class.

          "REMIC Available Funds Cap Rate": With respect to any Distribution
           ------------------------------
Date, the percentage equivalent of a fraction, the numerator of which is equal to the Interest Remittance Formula Amount for that Distribution Date less the Administrative Fees for that Distribution Date, and the denominator of which is the product of (1) the actual number of days in the related Accrual Period, divided by 360 and (2) the aggregate Certificate Principal Balances of the Underwritten Certificates immediately prior to such Distribution Date.

          "REMIC Available Funds Cap Shortfall Amount": With respect to any
           ------------------------------------------
Distribution Date and Class of Underwritten Certificates, the excess, if any, of
(1) the interest due on such Class calculated using the Formula Rate applicable to such Class (less any Prepayment Interest Shortfalls and Relief Act Shortfalls allocable to that Class) over (2) the interest due on such Class, calculated using the REMIC Pass-Through Rate applicable to such Class (less any Prepayment Interest Shortfalls and Relief Act Shortfalls allocable to that Class).

          "REMIC Current Interest": For any Distribution Date and each Class of
           ----------------------
Underwritten Certificates, the amount of interest accrued during the related Accrual Period at the related REMIC Pass-through Rate on the Certificate Principal Balance of such Class immediately prior to such Distribution Date, in each case, reduced by any Prepayment Interest Shortfalls and any Relief Act Shortfalls allocated to that Class (allocated to each Certificate based on its respective entitlements to interest irrespective of any Prepayment Interest Shortfalls or Relief Act Shortfalls for that Distribution Date).

          "REMIC Interests Sale Agreement": The REMIC Interests Sale Agreement,
           ------------------------------
dated as of September 1, 2001, between the Company and NRFC.


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

          "REMIC Monthly Interest Distributable Amount": For any Distribution
           -------------------------------------------
Date and any Class of Underwritten Certificates, the sum of (1) the Unpaid Interest Shortfall Amount for that Class and Distribution Date and (2) the REMIC Current Interest for that Class and Distribution Date. In the event of a shortfall in the full amount necessary to pay both the Unpaid Interest Shortfall Amount and the REMIC Current Interest for a Class, the money will first be applied to the Unpaid Interest Shortfall Amount and then to the REMIC Current Interest.

          "REMIC Pass-Through Rate": With respect to the Underwritten
           -----------------------
Certificates and any Distribution Date, the lesser of (x) the related Formula Rate for such Distribution Date and (y) the REMIC Available Funds Cap Rate for such Distribution Date.

          "REMIC Provisions": Provisions of the federal income tax law relating
           ----------------
to real estate mortgage investment conduits which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

          "REMIC Regular Interests": The Lower-Tier REMIC Regular Interests and
           -----------------------
the Upper-Tier REMIC Regular Interests.

          "REMIC Trust": The segregated pool of assets containing of the Trust
           -----------
Fund, but excluding the Non-REMIC Accounts.

          "REO Acquisition": The acquisition by the Servicer on behalf of the
           ---------------
Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.13 hereof.

          "REO Disposition": As to any REO Property, a determination by the
           ---------------
Servicer that it has received substantially all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

          "REO Imputed Interest": As to any REO Property, for any period, an
           --------------------
amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding net, with respect to a negative amortization loan, of amounts that would have been Deferred Interest, if any) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period as such balance is reduced pursuant to Section 3.13 hereof by any income from the REO Property treated as a recovery of principal and with respect to a negative amortization loan, as such balance is increased by the addition of Deferred Interest.

          "REO Proceeds": Proceeds, net of expenses, received in respect of any
           ------------
REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property), which proceeds are required to be deposited into the Collection Account within two days of receipt by the Servicer.

          "REO Property": A Mortgaged Property that is acquired by the Trust by
           ------------
foreclosure or by deed in lieu of foreclosure.

          "Repurchase Event": With respect to any Mortgage Loan, either (i) a
           ----------------
discovery that, as of the Closing Date the related Mortgage was not a valid lien on the related Mortgaged Property subject only to (A) the lien of real property taxes and assessments not yet due and payable, (B) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such other permissible title exceptions as are permitted and (C) other matters to which like properties are commonly subject which do not materially adversely affect the value, use, enjoyment or marketability of the related Mortgaged Property or (ii) with respect to any Mortgage Loan as to which the Seller delivers an affidavit certifying that the original Mortgage Note has been lost or destroyed, a subsequent default on such Mortgage Loan if the enforcement thereof or of the related Mortgage is materially and adversely affected by the absence of such original Mortgage Note.

          "Repurchase Price": With respect to any Mortgage Loan (i) required to
           ----------------
be repurchased on any date by the Seller pursuant to the Purchase Agreement,
(ii) permitted to be purchased by the Servicer pursuant to Article III hereof or
(iii) required to be purchased by the Converted Loan Purchaser pursuant to the Converted Loan Purchase Agreement, an amount equal to the sum, without duplication, of (i) 100% of the Principal Balance thereof (without reduction for any amounts charged off) and (ii) unpaid accrued interest at the Mortgage Rate on the outstanding principal balance thereof from the Due Date to which interest was last paid by the Mortgagor (or with respect to which an Advance was last made by the Servicer) to the first day of the month following the month of purchase plus (iii) the amount of any unreimbursed Servicing Advances or unreimbursed Advances made with respect to such Mortgage Loan plus (iv) any other amounts owed to the Servicer or the Subservicer pursuant to Section 3.07 hereof and not included in clause (iii) of this definition.

          "Request for Release": A request for release in substantially the form
           -------------------
of Exhibit E hereto.

          "Residual Certificate": The Class RL Certificates and the Class RU
           --------------------
Certificates.

          "Residual Interest": The sole Class of "residual interests" in a REMIC
           -----------------
within the meaning of Section 860G(a)(2) of the Code.

          "Responsible Officer": With respect to the Trustee or the Certificate
           -------------------
Administrator, any officer thereof with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "Retained Certificates": The Class O Certificates, the Class P
           ---------------------
Certificates, the Class R Certificates and the Class AIO Certificates.

          "Rolling 60-Day Delinquency Percentage": For any Distribution Date,
           -------------------------------------
the average of the 60-Day Delinquency Percentages for the Mortgage Loans as of the last day of each of the three (or 1 and 2 in the case of the first two Distribution Dates, as applicable) most recently ended Due Periods.

          "Rolling 90-Day Delinquency Percentage": For any Distribution Date,
           -------------------------------------
the average of the 90-Day Delinquency Percentages for the Mortgage Loans as of the last day of each of the three (or 1 and 2 in the case of the first two Distribution Dates, as applicable) most recently ended Due Periods.

          "Seller": NovaStar Mortgage, Inc., a Virginia corporation, and its
           ------
successors and assigns.

          "Servicer": NovaStar Mortgage, Inc., a Virginia corporation, and its
           --------
successors and assigns.

          "Servicer Remittance Date": The first Business Day prior to each
           ------------------------
Distribution Date.

          "Servicing Account": The separate trust account created and maintained
           -----------------
by the Servicer or each Subservicer with respect to the Mortgage Loans or REO Property, which shall be an Eligible Account, for collection of taxes, assessments, insurance premiums and comparable items as described in Section
3.08 hereof.

          "Servicing Advances": All customary, reasonable and necessary "out of
           ------------------
pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event in the performance by the Servicer of its servicing obligations, including, without duplication, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property, (iv) compliance with the obligations under Section 3.13 hereof, and (v) expenses incurred in connection with any Mortgage Loan being registered on the MERS System.

          "Servicing Default": The meaning assigned in Section 7.01 hereof.
           -----------------

          "Servicing Fee": With respect to the Mortgage Loans and any
           -------------
Distribution Date, the product of (i) the Servicing Fee Rate divided by 12 and
(ii) the Principal Balance of such Mortgage Loans as of such Distribution Date.

          "Servicing Fee Rate": With respect to any Mortgage Loan, 0.50% per
           ------------------
annum.

          "Servicing Officer": Any officer of the Servicer involved in, or
           -----------------
responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Certificate Administrator by the Servicer or a Subservicer, as such list may be amended from time to time.

          "Servicing Transfer Costs": Reasonable and necessary costs and
           ------------------------
expenses incurred, by or on behalf of the Trustee, Certificate Administrator or successor Servicer in connection with the transfer of servicing in the event of termination of the Servicer as servicer hereunder and the resulting transfer to the successor Servicer.

          "Standard & Poor's": Standard & Poor's Ratings Services, a division of
           -----------------
The McGraw Hill Companies, Inc., or its successor in interest.

          "Startup Day": As defined in Section 10.01(b) hereof.
           -----------

          "Subsequent Cut-off Date": With respect to those Subsequent Mortgage
           -----------------------
Loans which are sold to the Trust pursuant to a Subsequent Transfer Instrument, the first day of the month in which the Subsequent Transfer Date occurs.

          "Subsequent Mortgage Loan": A Mortgage Loan sold by the Company to the
           ------------------------
Trust Fund pursuant to Section 2.08, such Mortgage Loan being identified on the Mortgage Loan Schedule attached to a Subsequent Transfer Instrument.

          "Subsequent Transfer Date": With respect to each Subsequent Transfer
           ------------------------
Instrument, the date on which the related Subsequent Mortgage Loans are sold to the Trust Fund.

          "Subsequent Transfer Instrument": Each Subsequent Transfer Instrument,
           ------------------------------
dated as of a Subsequent Transfer Date, executed by the Trustee and the Company substantially in the form attached hereto as Exhibit D, by which Subsequent Mortgage Loans are transferred to the Trust Fund.

          "Sub-Servicer": Any Person with which either Servicer has entered into
           ------------
a Subservicing Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.02 hereof.

          "Subservicing Account": An account established by a Sub-Servicer which
           --------------------
meets the requirements set forth in Section 3.06(e) and is otherwise acceptable to the applicable Servicer.

          "Subservicing Agreement": The written contract between either Servicer
           ----------------------
and a Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02 hereof.

          "Subservicing Fee": With respect to each Mortgage Loan and any
           ----------------
Distribution Date, the portion of the Servicing Fee paid to a Subservicer.

          "Substitution Adjustment Amount": As defined in Section 2.03 hereof.
           ------------------------------

          "Supplemental Interest Account": The reserve fund established and
           -----------------------------
maintained pursuant to Section 4.04.

          "Supplemental Interest Amount Due": With respect to any Class of
           --------------------------------
Underwritten Certificates and any Distribution Date, the sum of (x) the REMIC Available Funds Cap Shortfall Amount for such Class of Certificates and such Payment Date and (y) the Available Funds Cap Carryforward Amount for such Class and Distribution Date.

          "Supplemental Interest Payment": With respect to any Distribution
           -----------------------------
Date:

          (i) for the Class A-1 Certificates, the lesser of (x) the Supplemental Interest Amount Due for the Class A-1 Certificates and (y) the Class AIO Interest for that Distribution Date;

          (ii) for the Class A-2 Certificates, the lesser of (x) the Supplemental Interest Amount Due for the Class A-2 Certificates and (y) the Class AIO Interest for that Distribution Date;

          (iii) for the Class A-3 Certificates, the lesser of (x) the Supplemental Interest Amount Due for the Class A-3 Certificates and (y) the Class AIO Interest for that Distribution Date;

          (iv) for the Class M-1 Certificates, the lesser of (x) the Supplemental Interest Amount Due for the Class M-1 Certificates and (y) any portion of the Class AIO Interest for that Distribution Date not applied to the payment of the Supplemental Interest Payment Amount for the Class A-1, Class A-2 and Class A-3 Certificates on that Distribution Date;

          (v) for the Class M-2 Certificates, the lesser of (x) the Supplemental Interest Amount Due for the Class M-2 Certificates and (y) any portion of the Class AIO Interest for that Distribution Date not applied to the payment of the Supplemental Interest Amount Due for the Class A-1, Class A-2, Class A-3 and the Class M-1 Certificates on that Distribution Date; and

          (vi) for the Class M-3 Certificates, the lesser of (x) the Supplemental Interest Payment Amount Due for the Class M-3 Certificates and (y) any portion of the Class AIO Interest for that Distribution Date not applied to the payment of the Supplemental Interest Amounts Due for the Class A-1, Class A-2, Class A-3, Class M-1 and Class M-2 Certificates on that Distribution Date.

          "Tax Matters Person": The tax matters person appointed pursuant to
           ------------------
Section 10.01(e) hereof.

          "Tax Returns": The federal income tax return on Internal Revenue
           -----------
Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of the REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed by the Certificate Administrator, as agent of the Trustee, on behalf of each REMIC, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

          "Termination Price": As defined in Section 11.01(a) hereof.
           -----------------

          "Telerate Page 3750": The display page currently so designated on the
           ------------------
Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices) and "Reference Banks" means leading banks selected by the Certificate Administrator and engaged in transactions in European deposits in the international Eurocurrency market.

          "Treasury Regulations": Regulations, including proposed or temporary
           --------------------
Regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

          "Trigger Event": A Trigger Event is in effect with respect to any
           -------------
Distribution Date if the Rolling 60-Day Delinquency Percentage calculated with respect to that Distribution Date exceeds 14.00% of the current Principal Balance of the Mortgage Loans.

          "Trust": NovaStar Mortgage Funding Trust 2001-2, the trust created
           -----
hereunder.

          "Trust Fund": All of the assets of the Trust, which is the trust
           ----------
created hereunder consisting of the Lower-Tier REMIC, the Upper-Tier REMIC, the Interest Coverage Account, the Pre-Funding Account, the Supplemental Interest Account and the Cap Agreements.

          "Trustee": Citibank, N.A., a national banking association, and its
           -------
successors and assigns or any successor Agreement trustee appointed pursuant to the terms of the Agreement.

          "Underwriters": First Union Securities, Inc., Morgan Stanley & Co.,
           ------------
Incorporated, Greenwich Capital Markets, Inc. and their successors and assigns.

          "Underwriting Agreement": The Underwriting Agreement dated as of
           ----------------------
August 24, 2001 among the Underwriters, the Company and the Seller with respect to the offer and sale of the Class A Certificates and the Mezzanine Certificates, as the same may be amended from time to time.

          "Underwriting Guidelines": The underwriting guidelines set forth in
           -----------------------
the Prospectus Supplement under the heading "Description of the Mortgage Pool--Underwriting Standards for Mortgage Loans".

          "Underwritten Certificates" means, collectively, the Class A
           -------------------------
Certificates and Mezzanine Certificates.

          "United States Person" or "U.S. Person": A citizen or resident of the
           --------------------      -----------
United States, a corporation, partnership or other entity treated as a corporation or partnership for federal income tax purposes (other than a partnership that is not treated as a U.S. Person pursuant to any applicable Treasury regulations) created or organized in, or under the laws of, the United States, any state thereof or the District of Columbia, or an estate the income of which from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. The term "United States" shall have the meaning set forth in Section 7701 of the Code.

          "Unpaid Interest Shortfall Amount": With respect to each Class of
           --------------------------------
Underwritten Certificates and (i) the first Distribution Date, zero, and (ii) any Distribution Date after the first

Distribution Date, the sum of (a) the Unpaid Interest Shortfall Amount for that Class as of the prior Distribution Date, (b) the excess of the amount of the REMIC Current Interest due with respect to that Class on the prior Distribution Date over the amount actually distributed to the Holders of that Class on account of the REMIC Current Interest on the prior Distribution Date and (c) interest on the sum of (a) and (b) to the extent permitted by law, at the Formula Rate for such Class for the related Accrual Period.

          "Upper-Tier REMIC": The REMIC established pursuant to Section 2.09
           ----------------
hereof. The assets of the Upper-Tier REMIC shall be the Lower-Tier REMIC Regular Interests.

          "Upper-Tier REMIC Regular Interests": As defined in Section 2.09(c)
           ----------------------------------
hereof.

          "Voting Rights": The portion of the voting rights of all of the
           -------------
Certificates which is allocated to any Certificate. At all times the Class A Certificates and the Mezzanine Certificates shall have 96% of the Voting Rights (allocated among the Holders of the Class A Certificates and the Mezzanine Certificates in proportion to the then outstanding Certificate Principal Balances of their respective Certificates), the Class AIO Certificates shall have 1% of the Voting Rights, the Class O Certificates shall have 1% of the Voting Rights, the Class P Certificates shall have 1% of the Voting Rights and the Class RU Certificates shall have 1% of the Voting Rights. The Voting Rights allocated to any Class of Certificates (other than the Class AIO Certificates, Class O Certificates, Class P Certificates and the Class RU Certificates) shall be allocated among all Holders of each such Class in proportion to the outstanding Certificate Principal Balance of such Certificates and the Voting Rights allocated to the Class AIO Certificates, Class O Certificates, Class P Certificates and the Class RU Certificates shall be allocated among all Holders of each such Class in proportion to such Holders' respective Percentage Interest; provided, however that when none of the Regular Certificates are outstanding, 100% of the Voting Rights shall be allocated among Holders of the Class RU Certificates in accordance with such Holders' respective Percentage Interests in the Certificates of such Class.

          "Weighted Average Mortgage Rate": With respect to any Distribution
           ------------------------------
Date, the weighted average of the Mortgage Rates of the Mortgage Loans (weighted by the Principal Balances of the Mortgage Loans).